UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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 METLIFE, INC.
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MetLife

Navigating life together

Notice of 2020 Annual Meeting & Proxy Statement

MetLife, Inc.
200 Park Avenue, New York, NY 10166
April 28, 2020
Fellow Shareholders:
I write this letter while working from home, as the country and the world struggle to turn back a global pandemic whose social and economic effects, in the United States and the other countries where MetLife operates, are still largely ahead of us.
While we do not yet know the full dimension or duration of these still-emerging public health, social, and economic crises, as Chairman of MetLife I take comfort from the Company’s long institutional experience overcoming crises. One of the ways MetLife will manage now, as it has in the past, is by focusing on the business and the customers, partners, communities, and employees who sustain it. MetLife builds value for shareholders not in isolation from other stakeholders, but with them.
The Board’s long-standing and ongoing focus on risk management is proving invaluable as MetLife responds to COVID-19. The Company immediately launched well-rehearsed Business Continuity Plans globally, averting any core operating failures it was within our power to prevent, and transitioned quickly and seamlessly to a work-from-home model for employees in multiple markets. The Company implemented extensive Human Resources actions, including talent balancing and redeployment, to enable a better response to the impacts of COVID-19, and completed a 10-year senior notes offering, ensuring that the Company had more than significant liquidity to weather the crisis.
The Board, which has met and will continue to meet virtually and often throughout the crisis, is deeply engaged in reviewing these and other measures as part of the Company’s comprehensive response. Through this moment of crisis, I see MetLife emerging with a renewed confidence in its purpose, its leadership, and its future.
As we look toward the future, our CEO Michel Khalaf and senior executive team have been focused on both extending MetLife’s record of consistent execution and launching our Next Horizon strategy. The Company launched this strategy from a position of strength. MetLife’s earnings growth has been healthy, returns on equity have been above the Company’s cost of capital, and strong free cash flow allowed the Company to return roughly $4 billion to shareholders. With its three pillars of “focus, simplify, and differentiate,” and an abiding attention to generating free cash flow, the Next Horizon strategy will help MetLife expand upon the significant improvements it has made in recent years to its risk profile and business mix.
At the same time, we continue to look for ways to evolve the Board alongside the business. Last August, we welcomed Mark Weinberger, well known for his transformational leadership over a distinguished career as CEO of EY, who brings financial acumen, global operating experience, and deep insight into the challenges many large global companies face and how to address them. In June, we will say goodbye to Jim Kilts, whose contributions over his 15-year tenure have helped move MetLife onto the strong footing it enjoys today.
Even as the refreshment of our Board continues, however, our commitment to diversity, sustainability, and corporate social responsibility remains consistent.

MetLife’s Board has historically embraced a diversity of voices, experiences, and perspectives, the results of which are evident in our current composition. Diversity is a key consideration in our succession planning process and in our Board evaluation, as we affirmed in 2019 when searching for Directors and senior executives, including the CEO. The Board is deeply engaged with management on the Company’s diversity initiatives, to ensure MetLife is identifying top talent across all dimensions of diversity, continually developing and improving our diverse workforce, and appropriately supporting our talented employees through inclusive policies and practices. The Company’s global diversity and inclusion community, which includes executive champions, diversity councils, regional councils, and the Diversity Business Resource Networks (DBRNs), enables the engagement of 20,000 employees in championing diversity and inclusion across the Company. DBRNs offer peer support and career development resources for all employees, including women, veterans, people with different abilities, LGBTQ individuals, working families, and multicultural and young professionals. MetLife sponsors seven such networks through 43 chapters around the world. In August, Michel also signed the Business Roundtable’s new Statement on the Purpose of the Corporation, which echoes publicly the principles that have long guided MetLife’s approach to sustainability.
I began this letter by noting the sudden, breathtaking challenge this pandemic presents to the health of our employees, our communities, and the global economy. Let me close on a more hopeful – and what I believe will be a more enduring – note. Over the long-term – and 152 years certainly qualifies as the long-term – a successful business must become much, much more than its income statement at any given moment. Under this management team and Board, supported by MetLife’s talented, committed, and engaged employees around the world, I am confident that the Company’s focus on all of its stakeholders, the communities in which it operates, and the purpose it serves in the world, will bear the Company through this challenge as well.
I look forward to sharing highlights of that story with you a year from now.
Sincerely,
R. Glenn Hubbard
Chairman of the Board
MetLife, Inc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Place: 200 Park Avenue New York, New York 10166 Date: June 16, 2020 Time: 2:30 p.m., Eastern Time Record Date: April 23, 2020
  ITEMS OF BUSINESS:
1. The election of 12 Directors named in the Proxy Statement, each for a one-year term;
2. The ratification of the appointment of Deloitte & Touche LLP as MetLife, Inc.’s independent auditor for 2020;
3. An advisory (non-binding) vote to approve the compensation paid to MetLife, Inc.’s Named Executive Officers; and
4. Such other matters as may properly come before the meeting.

Information about the matters to be acted upon at the meeting is contained in the accompanying Proxy Statement.
MetLife, Inc. common stock shareholders of record at the close of business on April 23, 2020 will be entitled to vote at the meeting or any adjournment or postponement thereof.
We are monitoring coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. If we determine necessary, we will announce alternative arrangements for the Annual Meeting, which may include a change in venue or holding the meeting solely by means of remote communication. We will announce any such change and the details on how to participate by press release, which will be available on our website at https://investor.metlife.com, and filed with the Securities and Exchange Commission as additional proxy materials. Please check our website in advance of the meeting date if you are planning to attend in person. We retain the right, as always, to postpone or adjourn the meeting.
By Order of the Board of Directors,
Jeannette N. Pina
Vice President and Secretary
New York, New York
April 28, 2020

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 16, 2020:
The accompanying Proxy Statement, the MetLife, Inc. 2019 Annual Report to Shareholders, and the Letter to Shareholders are available at www.proxyvote.com. The directions to the location of the 2020 annual meeting of shareholders are available at https://investor.metlife.com under “Quick Links.”

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PROXY STATEMENT
This Proxy Statement contains information about the 2020 annual meeting of shareholders (Annual Meeting) of MetLife, Inc. (including its corporate affiliates, where applicable, MetLife or the Company). The Company is providing proxy materials to solicit proxies on behalf of the MetLife Board of Directors (the Board of Directors or the Board). It is sending certain shareholders a Notice of Internet Availability of Proxy Materials (Notice) on or about April 29, 2020. The Notice includes instructions on how to access the Proxy Statement, 2019 Annual Report to Shareholders, and Letter to Shareholders online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April 29, 2020. See “Accessing your proxy materials” in Information About the Annual Meeting, Proxy Voting, and Other Information for additional information.

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A NOTE ABOUT FINANCIAL MEASURES
In this Proxy Statement, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). Non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

($ in millions, except per share data and as otherwise indicated)	2015	2016	2017	2018	2019

Net income (loss) available to MetLife, Inc.’s common shareholders		$747	$3,907	$4,982	$5,721
Net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share		$0.67	$3.62	$4.91	$6.06
Return on MetLife, Inc.’s common stockholder equity		1.0%	6.3%	9.6%	9.8%
Book value per common share				$51.53	$68.62
Expense ratio	24.6%	22.9%	21.7%	18.9%	19.9%
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders			165%	110%	73%

	2012	2013

Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders (1)	218%	57%

1 As published; has not been modified for restatements, acquisitions or dispositions, discontinued operations or new accounting standards operations.

2019
($ in millions)	U.S.	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$2,838	$1,405	$609	$282	$1,034	$(401)

EMEA refers to Europe, the Middle East, and Africa.

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This Proxy Statement refers to Core financial measures, including:

•	Core Adjusted Earnings;

•	Core Adjusted Earnings Per Share (or Core Adjusted EPS);

•	Core Adjusted Return on Equity (or Core Adjusted ROE);

•	Core Direct Expense Ratio;

•	Core Free Cash Flow; and

•	Core Free Cash Flow Ratio.
Core financial measures (except Core Free Cash Flow) are based on Adjusted measures. All Core financial measures, including Core Free Cash Flow, are modified for Notable Items.
Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items, regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of Company results and to evaluate, and forecast those results. Notable Items identified in the Company’s Quarterly Financial Supplements are: (1) actuarial assumption review and other insurance adjustments; (2) litigation reserves & settlement costs; (3) expense initiative costs; (4) interest on tax adjustments; and (5) tax adjustments. Notable Items represent a positive or negative impact to adjusted earnings available to common shareholders.

Core Free Cash Flow has also been modified for costs related to the separation of Brighthouse Financial from the Company (the Separation) (e.g., transaction costs).
Core Adjusted ROE also excludes accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA).
Core Direct Expense Ratio also excludes pension risk transfers.
Core Free Cash Flow Ratio is the ratio of Core Free Cash Flow to Core Adjusted Earnings.
Book Value Per Share excludes AOCI other than FCTA. Book Value Per Share is not presented in Core form.
MetLife’s Business Plan (Business Plan) measures are on a Core basis, except:

•	Business Plan goals for the purposes of the MetLife Annual Variable Incentive Plan (AVIP) for 2019 were based on Adjusted Earnings, but not modified for Notable Items or other Core modifications; and

•
2017-2019 Business Plan goals for purposes of Performance Shares were based on Adjusted Earnings excluding historical Brighthouse Financial results, MetLife’s equity investment in Brighthouse Financial from the Separation through year-end 2017, and Separation-related items, but not modified for Notable Items.

See Appendix B for further information.

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PROXY SUMMARY
This summary provides highlights of information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.
_________________________________________________________________________________________________
Voting Your Shares

Record date	April 23, 2020

Voting	Shareholders as of the record date are entitled to vote. Each share of MetLife common stock (a Share) is entitled to one vote for each Director nominee and one vote for each of the other proposals.
Your vote is important. Shareholders of record may vote their Shares in person at the Annual Meeting or by using any of the following methods. Beneficial owners whose Shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions received from such nominee.

Internet	Telephone	Mail
www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 15, 2020.	1-800-690-6903 until 11:59 p.m., Eastern Time, June 15, 2020.	Complete, sign, and return your proxy card by mail (if you received printed copies of the proxy materials) so that it is received by MetLife c/o Broadridge prior to the Annual Meeting.

Proposals for Your Vote

Proposals	Board Recommendation	Vote Required
Proposal 1 Election of 12 Directors named in this Proxy Statement to one-year terms	FOR each nominee	Majority of Shares voted
Proposal 2 Ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2020	FOR	Majority of Shares voted
Proposal 3 Advisory vote to approve compensation paid to the Company’s Named Executive Officers	FOR	Majority of Shares voted

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Next Horizon Strategy
MetLife launched
its Next Horizon strategy
from a position of strength, deriving value
from globally-diversified, market-leading businesses.

MetLife’s Next Horizon strategy drivers are
Focus, Simplify, and Differentiate.

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MetLife’s Position of Strength

Built balance sheet resilience

- Improved asset and liability risk profile
- Increased liquidity and capital resilience
- Spun-off U.S. Retail Business

Improved core operations

- Returned ~$16.4B in dividends and buybacks 2016-2019
- Improved Core Adjusted ROE by ~500 bps to 13.0% 2016-2019
- Delivered ~40% Core Adjusted EPS growth 2016-2019
- Improved Core Free Cash Flow Ratio from 31% to 72% since 2012
- Increased VNB by ~20% since 2016

The Core Adjusted ROE improvement is measured from January 1, 2016 to year-end 2019.
The Core Free Cash Flow Ratio for the 2012-2013 average is without modification for acquisitions or dispositions, discontinued operations, or new accounting standards operations.
The Value of New Business (VNB) increase is a compounded annual growth rate from 2016 to 2019.

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MetLife’s Globally-Diversified, Market-Leading Businesses

Regional percentages of 2019 Core Adjusted Earnings, excluding Corporate & Other. U.S. includes MetLife Holdings.

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Executive Pay for Performance
The Company maintained its pay for performance practices in 2019. The vast majority of the Total Compensation for the full-year Named Executive Officers for 2019 performance was variable and depended on performance. The Named Executive Officers are the individuals listed in the Summary Compensation Table.
MetLife’s compensation design continues to align its executives and other senior management with shareholder value. Most of the Total Compensation of MetLife’s executive officers (the Executive Officers or the Executive Group) depends directly on Share value and performance, and 70% of their stock-based long-term incentives (LTI) depends on performance against Business Plan goals and Total Shareholder Return relative to competitors.
MetLife’s Compensation Committee maintained focus on the Company’s performance by:

✓	considering the Company’s financial performance, and progress on strategic and operational objectives - as well as individual executive performance - in determining compensation actions for 2019.

✓	approving funding for MetLife Annual Variable Incentive Plan (AVIP) at 105.8% of target, based on the Company’s Adjusted Earnings performance compared to Business Plan goal.

✓
approving the settlement of 2017-2019 Performance Shares at 91.4% of target, reflecting an improvement over the prior period (2016-2018) payout largely due to improved Adjusted Return on Equity relative to Business Plan while Total Shareholder Return (TSR) relative to competitors remained the same (near median).

✓
maintaining the portion of new LTI granted in Performance Shares at 70% of the total award value to foster executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted Return on Equity against the Business Plan.

✓	incorporating sound risk management through appropriate financial metrics, non-formulaic awards, and Chief Risk Officer program review.
Key highlights of performance the Compensation Committee considered in making Total Compensation decisions for the Executive Officers, and how it aligned those decisions with performance, are described in the Compensation Discussion and Analysis.

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Executive Compensation Practices with Strong Corporate Governance Features, including:

Compensation Promotes MetLife’s Success	Safeguards to Protect Shareholder Interests

✓ Vast majority of compensation is performance-based
✓ 3-year vesting period for LTI, with Performance Shares based on both internal goals and relative performance
✓ Share ownership requirements
✓ Incentive award total funding determined by business performance and individual awards driven by individual contributions
✓ Incentives promote prudent risk-taking (no formulaic awards; key performance indicator excludes net investment gains/losses, net derivative gains/losses, and variable investment income +/-10% from goal; use multi-year performance to determine the payout value of LTI)
✓ Performance-based compensation recoupment (“clawback”) policy

No supplemental retirement plan for Executive Group
No excessive perquisites
No repricing/replacing stock options unless shareholder approved
No “single trigger” change-in-control severance pay or vesting of LTI awards without the opportunity to substitute with alternative deferred awards
No change-in-control severance beyond 2x average salary and annual cash incentive pay
No excise tax payment/gross-up for change-in-control payments, or tax gross-up for any perquisites or benefits (except certain relocation/other transitionary arrangements)
No pledging, hedging, short sales, or trading in puts/calls
No employment contracts with U.S.-based Executive Group

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Shareholder Engagement
In 2019, in addition to the ongoing outreach of the Company’s Investor Relations team, CEO and Chief Financial Officer (CFO), MetLife conducted its annual governance-focused shareholder engagement process led by the Corporate Secretary and involving the Chief Sustainability Officer and Senior Vice President, Executive Compensation. The Company invited holders of approximately 46.1% of MetLife outstanding shares (not including MetLife Policyholder Trust shares) to meet either in person or telephonically to share their views on issues important to them, and ultimately engaged with holders of approximately 13.3% of MetLife outstanding shares (not including MetLife Policyholder Trust shares). Many shareholders who declined an invitation to engage stated that they had no concerns which merited engagement. No shareholder expressed concerns about the Company’s executive compensation or governance structure.
Diversity, inclusion, and sustainability, including sustainable investing and sustainability disclosure, were top-of-mind among those shareholders with whom the Company engaged. In response to their feedback, the Company has enhanced its sustainability disclosure – including in this proxy statement. For more information about the Company’s sustainability efforts and achievements, see “Sustainability at MetLife.”
The Company continues to believe shareholder engagement is an important component of good governance practice and enriches Board discussion. MetLife looks forward to continuing to engage with its shareholders, formally, and informally, on issues important to them.

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Sustainability at MetLife

MetLife’s Sustainability group is led by the Chief Sustainability Officer, who periodically reports to the Governance and Corporate Responsibility Committee. The Sustainability group has responsibilities relating to, among other things:

•	MetLife’s annual corporate responsibility report;

•	MetLife’s index of disclosures aligned to the Global Reporting Initiative requirements, a widely-adopted and established framework for corporate sustainability reporting; and

•	MetLife Foundation, the primary mission of which is to build financial health for underserved people and communities.

MetLife’s notable achievements during 2019 include the following:

•	First U.S.-based insurer to sign on to the United Nations Women’s Empowerment Principles.

•
Signed on to the CEO Action for Diversity & Inclusion and the Catalyst CEO Champions for Change, two major initiatives to advance women in leadership and accelerate diversity, inclusion, and gender equality in the workplace.

•
Recognized by the McKinsey & Company Women in the Workplace 2019 report for MetLife’s Developing Women’s Career Experience, a 14-month program for high-potential female employees that helped many participants expand their roles and responsibilities, and resulted in increased representation of female managers at MetLife.

•	Established MetLife’s first comprehensive statement on climate change and committed to support solutions for this critical issue.

•	Achieved Carbon Neutrality across MetLife’s global offices, Auto & Home vehicle fleet, and business travel for fourth consecutive year.

•
MetLife Investment Management (MIM), the Company’s third-party asset management business, signed the Principles for Responsible Investment and formed a cross-functional environmental, social, governance Integration Council.

•	Increased MIM assets under management in green investments, infrastructure, municipal bonds, and impact and affordable housing investments to over $58 billion as of year-end 2019.

•	MetLife employees spent more than 106,000 hours volunteering for community initiatives.
Additionally, during the recent COVID-19 pandemic, MetLife responded by committing $25 million from MetLife Foundation to address food insecurity, public health, and basic needs in the communities where it does business; donating healthcare-related materials including masks, hand sanitizers, and disinfecting wipes where they were needed most; and offering the use of MetLife facilities to hospitals and other medical providers.
The Company has been recognized by third parties for success across multiple areas, including:

•	Recognized by Women’s Forum of New York as “Corporate Champion” for high representation of women on our Board.

•	Received leadership grade (A-) on climate change in the annual CDP Investor Report for the fourth consecutive year, placing MetLife in the top 6% of companies.

•	Earned Energy Star Partner of the Year Award from the U.S. Environmental Protection Agency for the Company’s commitment to energy efficiency.

•	Listed among Fortune magazine’s “World’s Most Admired Companies.”

•
Ranked #19 (among 300 companies), and highest-rated insurer, on Newsweek’s inaugural “Most Responsible Companies” list, which considers performance indicators related to environmental, social, and governance (ESG) topics.

•
Listed on the Bloomberg Gender Equality Index for the fifth consecutive year, which evaluates companies on their employee policies, representation of women within leadership, product offerings for women, and community engagement.

•
Listed as one of America’s Top Corporations for Women’s Business Enterprises by the Women’s Business Enterprise National Council for demonstrating a sustained commitment to the inclusion of women-owned businesses in the Company’s supply chains.

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•	Included on the FTSE4Good Index and named to the Dow Jones Sustainability Index (North America) for the fourth consecutive year.

Carbon Neutrality means eliminating or offsetting all greenhouse gas (GHG) emissions across a company’s operations. For MetLife, this goal applies to GHG emissions from all of MetLife’s owned and leased properties across the world, as well as its fleet of automobiles in the Auto & Home business line (Scope 1 and 2 Emissions). The goal also applies to the company’s employee business travel (Scope 3 emissions).

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Best Practices in Corporate Governance
The Company has a proven track record of implementing best practices in corporate governance.

Governance Best Practices		Robust Shareholder Rights
Independent Chairman of the Board

Independent Board Committees

Frequent Board executive sessions

Comprehensive annual Board and
Committee assessment process

Publicly disclosed political contributions

Committee Chair rotation

Robust shareholder engagement program
Annual election of all Directors Shareholder right to call special meeting Shareholder proxy access Majority vote standard for Director elections No “poison pill”

Sound Policies Share ownership requirements for executives and Directors Policy prohibiting hedging or pledging Company securities Performance-based compensation recoupment (“clawback”) policy
Board Oversight of Risk Management
The Company’s Board of Directors has active and robust practices in risk management oversight:

•	The Finance and Risk Committee oversees assessment, management, and mitigation of material risks, as well as capital and liquidity management practices.

•	Other committees also have significant risk management oversight responsibilities:

✓	Audit: legal and regulatory compliance and internal controls;

✓	Governance and Corporate Responsibility: ethics, compliance programs, and sales practices;

✓	Investment: investment portfolio risks; and

✓	Compensation: compensation plan risks (e.g., avoiding incentives to take excessive risk).

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Director Nominees’ Independence, Diversity, Tenure and Experience The Company has nominated highly qualified, independent leaders to serve on its Board of Directors.

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For a more detailed description of the above skills and experiences, see Board Composition and Refreshment.

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The following table provides summary information about each Director nominee. The designations below will be effective June 16, 2020, immediately following the Annual Meeting, provided that each Director is re-elected.

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Director Nominee	Primary Qualifications	Independent	Committee Membership: Audit	Compensation	Executive	Finance and Risk	Governance and Corporate Responsibility	Investment
William E. Kennard Former U.S. Ambassador to the European Union	- Corporate Governance / Public Company Board - Global Literacy - Regulated Industry / Government - Investments	●			●	●		CHAIR
Michel A. Khalaf President and Chief Executive Officer, MetLife, Inc.	- Executive Leadership - Financial Services - Global Literacy - Regulated Industry / Government				CHAIR			
Catherine R. Kinney Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.	- Executive Leadership - Corporate Governance / Public Company Board - Financial Services - Regulated Industry / Government	●	●	●		●		
Diana L. McKenzie Former Chief Information Officer, Workday, Inc.	- Executive Leadership - Regulated Industry / Government - Consumer Insight / Analytics - Technology	●	●			●		
Denise M. Morrison Former President and Chief Executive Officer, Campbell Soup Company	- Executive Leadership - Corporate Governance / Public Company Board - Global Literacy - Consumer Insight / Analytics	●		●	●		CHAIR	●
Mark A. Weinberger Former Global Chairman and Chief Executive Officer, EY	- Executive Leadership - Corporate Governance / Public Company Board - Financial Expertise, CFO and Audit - Corporate Affairs	●	●				●

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PROPOSAL 1 — ELECTION OF DIRECTORS FOR A ONE-YEAR TERM ENDING AT THE 2021 ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors recommends that you vote FOR the election of each of the Director nominees.
The Company’s success and long-term value depend on the judgment, initiative, and efforts of its Directors. As a Board, these individuals oversee MetLife’s business policies and strategies. They also oversee the CEO and the other Executive Officers in their management of the Company’s business.
The Board of Directors currently has 13 members serving terms of office ending at the Annual Meeting. One current member, James M. Kilts, will not seek re-election at the Annual Meeting.
Each Director nominee is currently serving as a MetLife Director and has agreed to continue to serve if elected. The Board of Directors has no reason to believe that any nominee would be unable to serve if elected. However, if for any reason a nominee should become unable to serve at or before the Annual Meeting, the Board could reduce the size of the Board or nominate a replacement candidate for election. If you granted a proxy to vote your Shares for the election of an unavailable candidate, the individuals who have your proxy could use their discretion to vote for a replacement candidate nominated by the Board. The proxies will not have authority to vote for a greater number of nominees than the number of nominees named on the proxy card, and will accordingly not have authority to fill the vacancy resulting from the departure of Mr. Kilts.
Each of the Director nominees also serves as a director of Metropolitan Life Insurance Company (MLIC), a direct, wholly-owned subsidiary of MetLife with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act), in connection with the issuance of certain insurance products. The common stock of MLIC is not publicly traded.
In light of the individual skills and experiences of each of our Director nominees, the Board of Directors has concluded that each Director nominee should be elected at the Annual Meeting and recommends that you vote FOR the election of each of the Director nominees.

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Board Composition and Refreshment
The Company believes that an effective, experienced, and diverse Board of Directors is crucial to the Company’s governance framework and business success. The Governance and Corporate Responsibility Committee (Governance Committee), which is principally responsible for identifying and recommending director candidates, looks for candidates with sound judgment and character who are committed to MetLife’s values, and can effectively oversee the Company’s business. To assist with candidate assessment, the Committee utilizes a matrix, which is reviewed annually, of the relevant skills and experiences that evolve as the Company’s business, and strategy shift. With this in mind, the Board, led by the Governance Committee Chair, identified the following skills and experiences as most relevant for the Company’s Board at this time:

Executive Leadership. Public company CEO or senior executive experience managing a complex organization.	Financial Expertise, CFO and Audit. Experience as financial expert and/or a public company CFO or audit partner.

Corporate Governance / Public Company Board. Experience in public company corporate governance related issues, policies, and best practices.	Risk Management. Experience in risk management with oversight of different types of risk.

Financial Services. Experience working as a senior finance executive or insurance industry expertise.	Consumer Insight / Analytics. Experience in marketing and interpreting consumer behaviors.

Global Literacy. Experience as a senior executive working for an international company or working or living in countries outside of the U.S.	Technology. Experience with innovative technology, digital generation and technology-driven issues, and the regulatory landscape.

Regulated Industry / Government. Experience in operating businesses in similar, highly regulated industries, interacting with regulators, and policymakers and/or working in government.	Corporate Affairs. Experience in corporate affairs, philanthropy, community development, and environmental or corporate responsibility.

Investments. Experience in financial investments markets and investment decisions and strategy.

The Governance Committee and the Board regularly discuss Board succession planning in light of the Board’s collective skills, experiences, backgrounds, and cognitive diversity, though the Company does not have a formal Board diversity policy. The Governance Committee is particularly focused on ensuring that the candidates for key Board positions, such as Chairman of the Board and Committee Chairs, have the appropriate skills and experiences. The current composition of our Board reflects those efforts and the importance of diversity to the Board.

In August 2019, the Company welcomed Mark A. Weinberger to its Board. As described in Director Nominees, Mr. Weinberger is the former Global Chairman and Chief Executive Officer of EY, and he brings financial expertise and extensive experience in executive leadership and government service to the Board. In the last five years, the Company has refreshed approximately half of its Board.
Six new directors since 2015

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Director Nominees

Cheryl W. Grisé age 67, Former Executive Vice President, Northeast Utilities

Director since 2004
Ms. Grisé’s experience as the Chief Executive Officer of a major enterprise subject to complex regulations has provided her with a substantive understanding of the challenges of managing a highly regulated company such as MetLife. With her executive background and her experience as General Counsel and Corporate Secretary, Ms. Grisé brings a unique perspective on the Board’s responsibility for overseeing the management of a regulated enterprise and the effective functioning of the Company’s corporate governance structures.

Primary Qualifications	Executive Leadership Regulated Industry / Government	Corporate Governance / Public Company Board Corporate Affairs
Professional Highlights:

•	Northeast Utilities, a public utility holding company engaged in the distribution of electricity and natural gas (1980 – 2007)

–	Executive Vice President (December 2005 – July 2007)

–	Chief Executive Officer of principal operating subsidiaries (September 2002 – January 2007)

–	President, Utility Group, Northeast Utilities Service Company (May 2001 – January 2007)

–	President, Utility Group (May 2001 – December 2005)

–	Senior Vice President, Secretary and General Counsel (1998 – 2001)

Other Professional and Leadership Experience:

•	Trustee Emeritus, University of Connecticut Foundation
• Trustee Emeritus, Kingswood Oxford School

•	Senior Fellow, American Leadership Forum

•	Other public company directorships: PulteGroup, Inc.; ICF International

•	Prior public company directorships (past five years): Pall Corporation
Education:

•	B.A., University of North Carolina at Chapel Hill

•	J.D., Thomas Jefferson School of Law

•	Executive Management Program, Yale University School of Organization and Management

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Carlos M. Gutierrez age 66, Co-Chair, The Albright Stonebridge Group

Director since 2013
As Chairman and Chief Executive Officer of Kellogg, Secretary Gutierrez gained deep insight into the complex challenges of guiding a large enterprise in a competitive global economy and a deep understanding of what drives consumers. As Secretary of Commerce, he worked with government and business leaders to promote America’s economic interests. Secretary Gutierrez’s unique mix of experience gives him a valuable perspective and ability to oversee management’s efforts to grow and develop MetLife’s global business and its interactions with domestic and foreign governments, and regulators.

Primary Qualifications	Executive Leadership Global Literacy	Corporate Governance / Public Company Board Consumer Insight / Analytics
Professional Highlights:

•	The Albright Stonebridge Group, a consulting firm (April 2013 – Present)

–	Co-Chair (February 2014 – Present)

–	Vice Chair (April 2013 – February 2014)

•	Vice Chairman, Institutional Client Group, Citigroup Inc., a financial services corporation (January 2011 – February 2013)

•	Chairman and Founding Consultant of Global Political Strategies, a division of APCO Worldwide, Inc., a consulting firm (2010 – 2011)

•	Secretary of Commerce of the United States (February 2005 – January 2009)

•	Kellogg Company, a manufacturer of packaged food products (1975 – 2005)

–	Chairman and Chief Executive Officer (2000 – 2005)

–	Chief Executive Officer (1999 – 2000)

–	President and Chief Operating Officer (1998 – 1999)

Other Professional and Leadership Experience:

•	Chairman, National Foreign Trade Council

•	Member, U.S. Chamber of Commerce’s U.S.-India Business Council

•	Co-founder, TheDream.US

•	Member, Board of Directors of:

–	Viridis Learning, Inc.

–	PwC (United States)

•	Other public company directorships: Occidental Petroleum Corporation

• Prior public company directorships (past five years): Time Warner, Inc.
Education:

•	Instituto Tecnologico y de Estudios Superiores de Monterrey, Business Administration Studies

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Gerald L. Hassell age 68, Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation

Director since 2018
A seasoned executive in financial services, Mr. Hassell brings extensive financial services expertise to MetLife. As the Chairman and Chief Executive Officer of The Bank of New York Mellon Corporation (BNY Mellon), he successfully led a large and complex financial institution and oversaw risk management in a highly regulated industry, with a sophisticated understanding of shareholder value creation. These experiences and expertise are important to the Board’s oversight of the Company’s design and approach to risk management. In addition, his commitment to social responsibility and community development makes him a valuable resource for MetLife’s corporate and social responsibility initiatives.

Primary Qualifications	Executive Leadership Financial Expertise, CFO and Audit	Regulated Industry / Government Risk Management
Professional Highlights:

•	BNY Mellon, a financial services corporation

–	Chairman of the Board (August 2011 – December 2017)

–	Chief Executive Officer (August 2011 – July 2017)

–	President, The Bank of New York Company, Inc. (merged with Mellon Financial Corporation in 2007 to form BNY Mellon) (September 1998 – July 2007)

–	Various other executive leadership positions

Other Professional and Leadership Experience:

•	Member of:

–	Board of Directors, Lincoln Center for the Performing Arts

–	Board of Trustees, Duke University

–	Board of Directors, Big Brothers and Big Sisters of New York City

–	Board of Directors, Duke University Health System

•	Other public company directorships: Comcast Corporation

•	Prior public company directorships (past five years): BNY Mellon
Education:

•	B.A., Duke University

•	M.B.A., New York University Stern School of Business

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David L. Herzog age 60, Former Chief Financial Officer and Executive Vice President, American International Group

Director since 2016
Mr. Herzog brings more than three decades of life insurance and financial services expertise to MetLife. His experience as the Chief Financial Officer of a global insurance company uniquely positions him to enhance shareholder value by leveraging his financial and risk management expertise, executive leadership experience, and deep understanding of the insurance business. These qualities and his broad knowledge of and experience in accounting are valuable to the Board’s oversight of MetLife management.

Primary Qualifications	Executive Leadership Global Literacy	Financial Services Financial Expertise, CFO and Audit
Professional Highlights:

•	American International Group (AIG), an insurance company (2000 – 2016)

–	Chief Financial Officer and Executive Vice President (October 2008 – April 2016)

–	Senior Vice President and Comptroller (June 2005 – October 2008)

–	Chief Financial Officer for worldwide life insurance operations (April 2004 – June 2005)

–	Vice President, Life Insurance (2003 – 2004)

–	Various senior officer positions, including Chief Financial Officer and Chief Operating Officer of American General Life following its acquisition by AIG

•	Various executive positions, GenAmerica Corporation, an insurance company (1991 – 2000), including:

–	Chief Financial Officer (1999 – 2000)

–	President, GenAm Shared Services (1998 – 1999)

•	Controller, Family Guardian Life Insurance Company, later known as Citicorp Life Insurance Company, an insurance company (1987 – 1991)

•	Coopers & Lybrand, an accounting firm and a predecessor firm of PricewaterhouseCoopers LLP (1982 – 1987)

Other Professional and Leadership Experience:

•	Member, Board of Directors, PCCW Limited (Hong Kong)

•	Member of numerous professional and civic organizations, including:

–	Investment Advisory Committee, University of Missouri

–	Strategic Development Board, University of Missouri Business School

•	Former member of Federal Advisory Committee on Insurance

•	Other public company directorships: Ambac Financial Group, Inc.; DXC Technology Company

•	Prior public company directorships (past five years): AerCap Holdings N.V.
Education:

•	B.S., University of Missouri-Columbia

•	M.B.A., University of Chicago Booth School of Business

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R. Glenn Hubbard, Ph.D.
age 61, Dean Emeritus and Russell L. Carson Professor of Economics and Finance, Graduate School of Business, Columbia University, and Professor of Economics, Faculty of Arts and Sciences, Columbia University

Independent Chairman of the Board
Director since 2007
As an economic policy advisor to the highest levels of government and financial regulatory bodies, Dr. Hubbard has an unparalleled understanding of global economic conditions and emergent regulations, and economic policies. This expertise contributes to the Board’s understanding of how shifting economic conditions and developing regulations, and economic policies may impact MetLife’s investments, businesses, and operations worldwide.

Primary Qualifications	Corporate Governance / Public Company Board Investments	Regulated Industry / Government Corporate Affairs
Professional Highlights:

•	Columbia University
– Dean Emeritus, Graduate School of Business (2019 – Present)

–	Dean, Graduate School of Business (2004 – 2019)

–	Russell L. Carson Professor of Economics and Finance, Graduate School of Business (1994 – Present)

–	Professor of Economics, Faculty of Arts and Sciences (1997 – Present)

•	Co-Chair, Committee on Capital Markets Regulation, an independent nonprofit research organization (2006 – Present)

•	Chairman, President’s Council of Economic Advisers, an agency within the Executive Office of the President of the United States (2001 – 2003)

•	Chairman of the Economic Policy Committee, Organization for Economic Cooperation and Development, an international economic and trade organization (2001 – 2003)

•	Deputy Assistant Secretary for Tax Policy, United States Department of the Treasury (1991 – 1993)

Other Professional and Leadership Experience:

•	Member of numerous professional and civic organizations, including:

–	Economic Advisory Panel, Federal Reserve Bank of New York

–	Council on Foreign Relations

–	Advisory Board of the National Center on Addiction and Substance Abuse

•	Other public company or registered investment company directorships: Automatic Data Processing, Inc.; BlackRock Fixed Income Funds (a fund complex comprised of 109 mutual funds)

•	Prior public company directorships (past five years): KKR Financial Holdings LLC
Education:

•	B.A. and B.S., University of Central Florida

•	Ph.D. and A.M., Harvard University

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Edward J. Kelly, III age 66, Former Chairman, Institutional Clients Group, Citigroup Inc.

Director since 2015
Mr. Kelly’s extensive leadership experience as an executive in the financial services industry further strengthens the Board’s strong qualifications to oversee the execution of MetLife’s strategies in complex legal and regulatory environments. His experience includes key roles in building a client-centric model and managing the global operations of a major financial institution. Further, Mr. Kelly’s deep knowledge of investments and financial products and services makes him a valuable asset to MetLife and its shareholders.

Primary Qualifications	Executive Leadership Financial Services	Corporate Governance / Public Company Board Global Literacy
Professional Highlights:

•	Citigroup Inc., a financial services corporation

–	Chairman, Institutional Clients Group (January 2011 – July 2014)

–	Chairman, Global Banking (April 2010 – January 2011)

–	Vice Chairman (July 2009 – March 2010)

–	Chief Financial Officer (March 2009 – July 2009)

–	Head of Global Banking (September 2008 – March 2009)

–	President and Chief Executive Officer, Citi Alternative Investments (March 2008 – August 2008)

–	President, Citi Alternative Investments (February 2008 – March 2008)

•	Managing Director, The Carlyle Group, an asset management firm (July 2007 – January 2008)

•	Executive and leadership positions at various organizations, including:

–	The PNC Financial Services Group, Inc., a financial services corporation (March 2007 – June 2007)

–	Mercantile Bankshares Corporation, a financial services corporation (March 2001 – March 2007)

–	J.P. Morgan Chase & Co. (and its predecessor company J.P. Morgan & Co. Incorporated), a financial services corporation (November 1994 – January 2001)

•	Partner, Davis Polk & Wardwell LLP, a law firm (January 1988 – October 1994)

Other Professional and Leadership Experience:

•	Lecturer, University of Virginia School of Law

•	Other public company directorships: Citizens Financial Group

•	Prior public company directorships (past five years): CSX Corporation; XL Group Ltd
Education:

•	A.B., Princeton University

•	J.D., University of Virginia School of Law

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William E. Kennard age 63, Former U.S. Ambassador to the European Union

Director since 2013
Mr. Kennard’s career has provided him with public policy and global investment expertise. As United States Ambassador to the European Union, Mr. Kennard worked to promote transatlantic trade and investment and reduce regulatory barriers to commerce. In his years of public service, Mr. Kennard advanced technology access to underserved populations. Mr. Kennard’s extensive regulatory and international experience enhances the Board’s ability to oversee MetLife’s strategies.

Primary Qualifications	Corporate Governance / Public Company Board Regulated Industry / Government	Global Literacy Investments
Professional Highlights:

•	Co-Founder and Non-Executive Chairman, Velocitas Partners LLC, an asset management firm (November 2013 – Present)

•	Co-Founder, Astra Capital Management, a private equity firm (June 2016 – Present)

•	Member of Operating Executive Board, Staple Street Capital, a private equity firm (November 2013 – Present)

•	United States Ambassador to the European Union (December 2009 – August 2013)

•	Managing Director, The Carlyle Group, an asset management firm (May 2001 – December 2009)

•	United States Federal Communications Commission (December 1993 – January 2001)

–	Chairman (November 1997 – January 2001)

–	General Counsel (December 1993 – November 1997)

•	Partner, Verner, Liipfert, Bernhard, McPherson and Hand (now DLA Piper), a law firm (April 1984 – December 1993)

Other Professional and Leadership Experience:

•	Member of:

–	Board of Directors, Eagle Hill School

–	Board of Directors, International African American Museum

•	Trustee, Yale University

•	Advisory Board, Artificial Intelligence Foundation, Menlo Park, CA

•	Other public company directorships: Duke Energy Corporation; AT&T Inc.; Ford Motor Company
Education:

•	B.A., Phi Beta Kappa, Stanford University

•	J.D., Yale Law School

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Michel A. Khalaf age 56, President and Chief Executive Officer, MetLife, Inc.

Director since 2019
Mr. Khalaf brings to the Board deep knowledge of the insurance industry, an entrepreneurial spirit, and strong leadership skills, which he developed during his long and successful career in the life insurance industry. With significant global experience spanning Europe, Middle East and Africa (EMEA), Asia, and the U.S., he has excelled across a wide range of markets, businesses, and cultures. Since joining MetLife in 2010 with the acquisition of American Life Insurance Company (Alico), he has driven innovation, capital efficiency, and profitable growth in the markets he has led.

Primary Qualifications	Executive Leadership Global Literacy	Financial Services Regulated Industry / Government
Professional Highlights:

•	MetLife, Inc.

–	President and Chief Executive Officer (May 2019 - Present)

–	President, U.S. Business and EMEA (July 2017 – April 2019)

–	President, EMEA (November 2011 – June 2017)

–	Member of MetLife’s Executive Group (since November 2011)

–	Executive Vice President, Middle East, Africa and South Asia (MEASA) Region (November 2010 – November 2011)

•	Alico / AIG

–	Regional President, MEASA Region, Alico (2008 – 2010)

–	Deputy President & Chief Operating Officer, AIG-Philamlife, Philippines (2006 – 2008)

–	Regional Senior Vice President, AIG-Amplico Life, Poland (2001 – 2006)

–	General Manager, Alico Egypt (1996 – 2001)

–	Chief Operating Officer, Alico Unionvita, Italy (1994 – 1996)

–	Deputy General Manager, Alico Bahamas (1992 – 1994)

–	Regional Investment Manager, Alico Paris (1990 – 1992)

–	Mr. Khalaf began his career as an investment officer at Alico headquarters in Wilmington, Delaware

Other Professional and Leadership Experience:

•	Member of:

–	Board of Directors and Executive Committee of the American Council of Life Insurers

–	Board of Directors, MetLife Foundation

•	Fellow of the Life Management Institute
Education:

•	B.S., Engineering, Syracuse University

•	M.B.A., Finance, Syracuse University

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Catherine R. Kinney age 68, Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.

Director since 2009
Ms. Kinney’s experience as a senior executive and Chief Operating Officer of a multinational, regulated entity, her key role in transforming the New York Stock Exchange (NYSE) to a publicly held company, and her leadership in developing and establishing the NYSE corporate governance standards for its listed companies (including MetLife) demonstrate her knowledge of and experience with issues of corporate development, transformation, and governance. These qualities are relevant to ensuring that the Board establishes and maintains effective governance structures appropriate for a global provider of insurance and financial products and services.

Primary Qualifications	Executive Leadership Financial Services	Corporate Governance / Public Company Board Regulated Industry / Government
Professional Highlights:

•	NYSE Euronext, a provider of financial services including securities exchange and clearing operations

–	Served in Paris, France, with responsibility for overseeing the global listing program, marketing, and branding (July 2007 – March 2009)

–	President and Co-Chief Operating Officer, NYSE (merged with Euronext in 2008 to form NYSE Euronext) (2002 – 2008)

–
Ms. Kinney joined the NYSE in 1974 and held management positions in several divisions, with responsibility for all client relationships (1996 – 2007), trading floor operations and technology (1987 – 1996), and regulation (2002 – 2004)

Other Professional and Leadership Experience:

•	Member of Economic Club of New York

•	Member of Finance and Investment Committees of Archdiocese of New York

•	Member of Board and the Investment and Regional Grant Committees of Mother Cabrini Health Foundation

•	Former Chair, Board of Trustees, Catholic Charities of the Archdiocese of New York

•	Former Trustee, Georgetown University

•	Other public company directorships: MSCI Inc.; QTS Realty Trust, Inc.; SolarWinds Corporation

•	Prior public company directorships (past five years): NetSuite, Inc.
Education:

•	B.A., magna cum laude, Iona College

•	Advanced Management Program, Harvard Graduate School of Business

•	Honorary Degrees: Georgetown University; Fordham University; Rosemont College

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Diana L. McKenzie age 55, Former Chief Information Officer, Workday, Inc.

Director since 2018
With nearly three decades of experience, culminating in her role as Chief Information Officer of Workday, Inc., Ms. McKenzie is a technology leader and innovator who brings deep digital, technology, and cybersecurity knowledge and perspective to the Board. This expertise provides guidance to the Board as MetLife continues to build out its digital capabilities, navigate the regulatory landscape, and support its global operations to best serve its customers.

Primary Qualifications	Executive Leadership Consumer Insight / Analytics	Regulated Industry / Government Technology
Professional Highlights:
• Metis Strategy, a consulting firm
– Executive in Residence (August 2019 – Present)
• Brighton Park Capital, an investment firm
– Senior Advisor (July 2019 – Present)
• Workday, Inc., a cloud based financial management and human capital management and planning software company

–	Chief Information Officer (February 2016 – July 2019)
• Amgen Inc., a biotechnology company

–	Senior Vice President and Chief Information Officer (December 2010 – February 2016)

–	Vice President, Amgen Enterprise Technology Services and Enterprise Architecture (February 2007 – December 2010)

–	Executive Director, Amgen Information Systems, Product Development and Commercialization (February 2004 – February 2007)
• Eli Lilly and Company, a pharmaceutical company

–	Group Director, Lilly Research Laboratories, Product Development and Commercialization (January 2000 – February 2004)

–	Director, Global Information Technology Strategy, Planning and Architecture (August 1997 – December 1999)

–	Manager, Information Technology, Global Regulatory Affairs and Enterprise Document Management (March 1995 – July 1997)

–	Human Resources Specialist, System Analyst and Team Leader, Clinical Information and Engineering Systems (January 1987 – April 1995)

Other Professional and Leadership Experience:
• Executive Advisor, World 50 CIO Community
• Member of:

–	Athena Alliance

–	Greylock Partners CIO Advisory Council

–	Accel Partners Technology Advisory Council

–	T200, Advancing Women in Technology

•	Co-Founder, Silicon Valley Women’s CIO Council

•	Former Co-Chair, Board of Directors, Long Term Services of Ventura County, Inc.

•	Other public company directorships: Change Healthcare
Education:

•	B.S., Purdue University

•	Information Technology Management Program, University of California, Los Angeles

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Denise M. Morrison age 66, Former President and Chief Executive Officer, Campbell Soup Company

Director since 2014
Ms. Morrison has a long and distinguished track record of building strong businesses and growing iconic brands. Her experience as Chief Executive Officer of a global company provides her with a strong understanding of the key strategic challenges and opportunities of running a large, complex business, including financial management, operations, risk management, talent management, and succession planning. Ms. Morrison’s strong commitment to corporate social responsibility and civic engagement make her a valuable resource for MetLife and its shareholders.

Primary Qualifications	Executive Leadership Global Literacy	Corporate Governance / Public Company Board Consumer Insight / Analytics
Professional Highlights:

•	Senior Advisor, PSP Capital, a private equity firm (2019 – Present)
• Founder, Denise Morrison & Associates LLC, a consulting firm (2018 – Present)

•	Campbell Soup Company, a food and beverage company (2003 – 2018)

–	President and Chief Executive Officer (August 2011 – May 2018)

–	Executive Vice President and Chief Operating Officer (October 2010 – July 2011)

–	President, North America Soup, Sauces and Beverages (October 2007 – September 2010)

–	President, Campbell USA (June 2005 – September 2007)

–	President, Global Sales and Chief Customer Officer (April 2003 – May 2005)

•	Kraft Foods, Inc., a food and beverage company (1995 – 2003)

–
Various leadership roles, including: Executive Vice President and General Manager, Kraft Snacks (2001 –2003); Executive Vice President and General Manager, Kraft Confections (2001); Senior Vice President and General Manager, Nabisco Down the Street (2000); Senior Vice President, Nabisco Sales and Integrated Logistics (1998 – 2000)

•	Various senior marketing and sales positions, Nestlé USA, Inc., a food and beverage company (1984 – 1995)

•	Various trade and business development positions, PepsiCo, Inc., a food and beverage company (1982 – 1984)

•	Various sales management positions, The Procter & Gamble Company, a consumer products company (1975 – 1982)

Other Professional and Leadership Experience:

•	Trustee, Boston College
• Member, Advisory Board, Tufts University Friedman School of Nutrition Science and Policy
• Member, Business Council

•	Member, Advisory Council, Just Capital

•	Former Co-Chair, Boards of Directors, Consumer Goods Forum

•	Former Member, Board of Directors, Catalyst

•	Former member, Business Roundtable

•	Other public company directorships: Visa, Inc.; Quest Diagnostics Inc.

•	Prior public company directorships (past five years): The Goodyear Tire & Rubber Company; Campbell Soup Company
Education:

•	B.S., Boston College

•	Honorary Doctorate, Saint Peter’s University

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Mark A. Weinberger age 58, Former Global Chairman and Chief Executive Officer, EY

Director since 2019
Mr. Weinberger brings his experience leading a global organization, working at the highest levels of government, and as an entrepreneur to MetLife. During Mr. Weinberger’s tenure as the Global Chairman and CEO of EY, a leading global professional services organization, he championed increasing diversity at all levels and creating a more inclusive culture. Mr. Weinberger provides a unique lens to the MetLife boardroom, having served throughout his career in a variety of diverse leadership roles, including as Chairman and Chief Executive Officer, operating executive, government leader, advisor, and startup founder.

Primary Qualifications	Executive Leadership Financial Expertise, CFO and Audit	Corporate Governance / Public Company Board Corporate Affairs
Professional Highlights:

•	EY, a leading global professional services organization
– Global Chairman and Chief Executive Officer (July 2013 – June 2019)

–	Global Chairman and CEO-elect (January 2012 – June 2013)

–	Global Vice Chairman, Tax (July 2008 – March 2012)

–	Various other leadership positions (1987 – 2008)

•	Assistant Secretary of the U.S. Department of the Treasury (Tax Policy) (2001 – 2002)

•	Co-Founder and Principal, Washington Counsel, P.C., a law and legislative advisory firm (1996 – 2000)

•	Partner, Oldaker, Ryan & Leonard, a law firm (1995 – 1996)

•	Chief of Staff, U.S. President Bill Clinton’s Bipartisan Commission on Entitlement and Tax Reform (1994)

•	Chief Tax and Budget Counsel, U.S. Senate (1991 – 1994)

Other Professional and Leadership Experience:

•	Strategic Advisor, FCLTGlobal

•	Member of numerous professional and civic organizations, including:

–	Board of Trustees, U.S. Council for International Business

–	Board of Trustees, Emory University

–	Board of Trustees, Case Western Reserve University

•	Former Audit Committee Chair and Member of the Board of Directors, U.S. Business Roundtable
• Former Audit Committee Chair and Member of the Board of Directors, Catalyst

•	Other public company directorships: Johnson & Johnson; Saudi Aramco
Education:

•	B.A., Emory University

•	M.B.A. and J.D., Case Western Reserve University

•	L.L.M., Georgetown University Law Center

•	Honorary Doctorate, American University

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Corporate Governance
The Board of Directors recognizes the importance of effective corporate governance in fulfilling its responsibilities to shareholders. This section describes some of MetLife’s key governance practices.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines that set forth the Board’s policies on a number of governance-related matters, including:

•	Director qualification standards, independence requirements, and responsibilities;

•	identification of candidates for Board positions;

•	Director membership on other public company boards;

•	management succession;

•	Director access to management and outside advisors, including certain restrictions on the retention by Directors of an outside advisor that is otherwise engaged by the Company for another purpose;

•	Director compensation;

•	Director Share ownership requirements;

•	election of a Lead Director by the Independent Directors if the Chairman of the Board is not an Independent Director;

•	Director orientation and continuing education;

•	annual Board performance evaluation; and

•	annual Corporate Governance Guidelines review.

The Corporate Governance Guidelines and the Company’s By-Laws provide for a majority voting standard in uncontested Director elections.
The Corporate Governance Guidelines provide that no Director may stand for election as a Board member after he or she reaches the age of 72, and that a Director may continue to serve until the annual meeting coincident with or immediately following his or her 72nd birthday. In addition, each Director must offer to resign from the Board upon a change or discontinuance of his or her principal occupation or business responsibilities.
A printable version of the Corporate Governance Guidelines is available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines.”

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Information About the Board of Directors
Composition and Independence of the Board of Directors. The Board currently consists of 13 Directors, 12 of whom are both Non-Management Directors and Independent Directors. A Non-Management Director is a Director who is not an officer of the Company or of any entity in a consolidated group with the Company. An Independent Director is a Non-Management Director who the Board of Directors has affirmatively determined has no material relationships with the Company or any of its consolidated subsidiaries and is independent within the meaning of the NYSE Corporate Governance Standards. An Independent Director for Audit and Compensation Committee purposes meets additional requirements under the NYSE Corporate Governance Standards and Rules 10A-3 and 10C-1, as applicable, under the Exchange Act.
The Board of Directors has adopted categorical standards to assist it in making determinations regarding Director independence. None of the relationships between the Independent Directors and MetLife is material, as provided by the Company’s categorical standards. The categorical standards are included in the Company’s Corporate Governance Guidelines, which are available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines.”
The Board has affirmatively determined that all of the Directors, other than Michel A. Khalaf, the Company’s President and CEO, are Independent Directors. Steven A. Kandarian, who served as a Director until his retirement in April 2019, was not an Independent Director due to his service as the Company’s former CEO.
Board Leadership Structure. The Board of Directors believes it is important to maintain flexibility in its Board leadership structure. The Board has determined that the best and most effective leadership structure for MetLife and its shareholders at this time is to have separate chief executive officer and chairman roles. This structure enhances the Board’s ability to exercise independent oversight of MetLife management on behalf of its shareholders.
R. Glenn Hubbard has served as the Company’s Chairman of the Board since May 1, 2019. The Board elected Dr. Hubbard to serve as Chairman of the Board on the strength of his leadership qualities, understanding of global economic conditions and markets, and expertise in public policy and regulatory developments.

The Chairman’s duties and responsibilities focus on promoting sound corporate governance practices and fostering a culture of effective oversight on behalf of the Company’s shareholders. These duties and responsibilities include:

•	presiding over Board of Directors meetings and executive sessions of Directors;

•	establishing a relationship of trust with the CEO, providing support and advice while respecting the executive responsibility of the CEO;

•	promoting effective communication and serving as the primary conduit between the Board and the CEO and other members of management;

•	approving information sent to the Board for Board meetings, as appropriate;

•	setting the agenda for Board meetings with input from the CEO;

•	approving Board meeting schedules to ensure that there is sufficient time for robust discussion of all agenda items;

•	conferring with the CEO on matters of importance that may require Board action or oversight, ensuring the Board focuses on key issues and tasks facing the Company;

•	providing guidance regarding the ongoing development of Directors;

•	participating in the Compensation Committee’s annual performance evaluation of the CEO;

•	with the Chair of the Governance and Corporate Responsibility Committee, overseeing CEO and management succession planning;

•	ensuring the efficient and effective performance and functioning of the Board;

•	assisting the Board, the Governance and Corporate Responsibility Committee, and management in promoting corporate governance best practices; and

•	being available, if requested by shareholders, when appropriate, for consultation and direct communication.
The Company’s Corporate Governance Guidelines provide that if the Chairman of the Board is not an Independent Director, the Independent Directors shall elect from among themselves a Director to serve as Lead Director.
In addition, each of the Board Committees (with the exception of the Executive Committee) is chaired by an Independent Director with demonstrated expertise in the responsibilities of that Committee and strong leadership skills. Each of the Committees (except the Executive

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Committee) is also composed entirely of Independent Directors.
The successful partnership between the independent Chairman of the Board, Committee Chairs, Independent Directors and the CEO provides the Company with strong leadership and effective independent oversight of the Company and management. This demonstrates to the Board that this leadership structure is in the best interests of the Company and its shareholders at this time.
The Board also has robust Committee chair rotation practices. Since December 2016, it has appointed new chairs of the Compensation Committee, Governance and Corporate Responsibility Committee, Audit Committee, Finance and Risk Committee, and Investment Committee.
Executive Sessions of Independent Directors. At each regularly scheduled Board of Directors meeting, the Company’s Independent Directors meet in executive session without management present. The independent Chairman of the Board presides over the executive sessions of the Independent Directors.
Director Nomination Process. Nominations for election as Director at the Company’s annual meetings may be made either by the Board or by a shareholder or shareholders in compliance with the requirements of the Company’s By-Laws, as described below.
Nominations by the Board. The Company’s Board nominates Director candidates upon the recommendation of the Governance and Corporate Responsibility Committee. Potential Director nominees are identified by the Governance and Corporate Responsibility Committee and the Board of Directors through a variety of means, including Board members, officers, and shareholders. The Board may also engage search firms, from time to time, to assist it to identify and evaluate potential Director nominees. Potential Director nominees provide information about their qualifications and participate in interviews conducted by individual Board members. Candidates are evaluated based on the information supplied by the candidates and information obtained from other sources, having regard to the Board competencies matrix.

In recommending candidates for election as Directors, the Governance and Corporate Responsibility Committee will take into consideration the ability of candidates to enhance the perspective and experience of the Board as a whole, the need for the Board to have a majority of Directors that meet the independence requirements of the NYSE Corporate Governance Standards, and any other criteria the Board of Directors establishes from time to time.
Under the Company’s Corporate Governance Guidelines, the following specific, minimum qualifications must be met by any candidate whom the Governance and Corporate Responsibility Committee would recommend for election to the Board of Directors:

•	Financial Literacy. Such person should be “financially literate,” as such qualification is interpreted by the Board of Directors in its business judgment.

•
Leadership Experience. Such person should possess significant leadership experience, such as experience in business, finance, accounting, regulated industries, and technology, and shall possess qualities reflecting a proven record of accomplishment and an ability to work with others.

•
Commitment to the Company’s Values. Such person shall be committed to promoting the Company’s financial success and preserving and enhancing the Company’s reputation as a global leader in business and shall be in agreement with Company values as embodied in its codes of conduct.

•	Absence of Conflicting Commitments. Such person should not have commitments that would conflict with the time commitments of a Company Director.

•
Reputation and Integrity. Such person shall be of high repute and recognized integrity, and shall not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

•
Other Factors. Such person shall have other characteristics considered appropriate for membership on the Board of Directors, including significant experience and accomplishments, an understanding of consumer insight and analytics and finance, sound business judgment, and an appropriate educational background.

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The Governance and Corporate Responsibility Committee will consider shareholder recommendations of candidates for nomination as Director. To be timely, a shareholder recommendation must be submitted to the Governance and Corporate Responsibility Committee, MetLife, Inc., 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary, no earlier than 150 calendar days and no later than the close of business on the 120th calendar day prior to the first anniversary of the previous year’s annual meeting. Recommendations for nominations of candidates for election at MetLife’s 2021 annual meeting of shareholders must be received by the Corporate Secretary of MetLife, Inc. no earlier than January 17, 2021 and no later than the close of business on February 16, 2021 or such other date as may be announced by the Company in accordance with the Company’s By-Laws.
The Governance and Corporate Responsibility Committee makes no distinctions in evaluating nominees based on whether or not a nominee is recommended by a shareholder. Shareholders recommending a nominee must satisfy the notification, timeliness, consent, and information requirements set forth in the Company’s By-Laws concerning Director nominations by shareholders. Among other things, the shareholder’s recommendation must set forth all the information regarding the recommended candidate that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and related regulations, and must include the recommended candidate’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director if elected. The recommendation must also be accompanied by a completed Stockholder Disclosure Questionnaire. The Company’s By-Laws are available at www.metlife.com/about-us/corporate-governance.
Shareholder Proxy Access. In December 2015, the Board of Directors adopted amendments to the Company’s By-Laws to implement shareholder proxy access. Under the By-Laws, a shareholder, or a group of up to 20 shareholders, owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s annual meeting proxy materials Director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and nominees satisfy the requirements specified in the By-Laws. For further information on procedures governing the submission of shareholder nomination of Director nominees, see Information About the Annual Meeting, Proxy Voting, and Other Information.

Risk Management Oversight. The Board of Directors oversees management in its design and implementation of the Company’s risk management approach. For example, the Board oversees management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the Company and its shareholders or that such strategies will motivate management to take excessive risks.
The Board of Directors also oversees the development and implementation of processes and procedures to mitigate the risk of failing to ensure the orderly succession of the CEO and the senior executives of the Company. The Board believes that the continuing development of the Company’s managerial leadership is critically important to the Company’s success. The Board, in coordination with the Governance and Corporate Responsibility Committee, periodically reviews the skills, experience, and development plans of the Company’s senior leaders who may ultimately be candidates for senior executive positions. The Directors meet regularly with senior leaders in the context of Board business, giving them an opportunity to assess the qualifications of these individuals. In addition, the Board plans for executive succession to ensure that the Company will have managerial talent available to replace current executives when that becomes necessary.
Under the Chairman of the Board’s leadership, the Board of Directors has allocated its oversight of risk management among the Board as a whole and to Board Committees, which meet regularly and report back to the full Board. The Committees play significant roles in risk oversight.
The Finance and Risk Committee has broad oversight responsibilities for the Company’s risk management. The Committee oversees the Company’s financial policies and strategies, risk targets and risk positions, capital planning and adequacy, certain capital actions, mergers and acquisitions projects, and other financial matters. Annually, the Committee reviews, and recommends for Board approval, the Company’s Enterprise Risk Appetite Statement, which establishes quantitative and qualitative risk appetite measures and risk exposure considerations and guidelines, and the Company’s Capital Policy and Liquidity Risk Management Policy. The Committee reviews the Company’s assessment and management of material risks, including its performance against applicable policies and procedures and related benchmarks and target metrics. The Committee also receives and reviews the Own Risk and Solvency

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Assessment report, which summarizes the results of the Company’s analysis of its current and future risks, on an annual basis. The Committee coordinates its oversight with the efforts of the Chief Risk Officer (who oversees and coordinates risk assessment and mitigation enterprise-wide) and other members of management. It also coordinates management oversight with the other Board Committee Chairs.
The Audit Committee provides oversight of and reviews with management, the internal auditor and the independent auditor, the Company’s system of internal control over financial reporting that is relied upon to provide reasonable assurance of the integrity of the Company’s consolidated financial statements. The Audit Committee also assists the Board in fulfilling its responsibility to oversee the Company’s compliance with legal and regulatory requirements, reviews the Company’s policies on ethical conduct and periodically discusses the guidelines and policies with respect to the process by which the Company undertakes risk assessment and management, including risks relating to MetLife information security systems and vendor risk management programs.
The Compensation Committee is responsible for reviewing the Company’s compensation practices and overseeing risk management with respect to the Company’s compensation arrangements. As part of these duties, the Committee oversees the design of the Company’s compensation arrangements to avoid creating incentives to take excessive or inappropriate risks. The Chief Risk Officer meets with the Compensation Committee annually to review the Company’s compensation arrangements for this purpose, and, on other occasions, at the Committee’s request, to assist the Committee in its risk management oversight role.
The Governance and Corporate Responsibility Committee, in coordination with the Board, reviews the Company’s proposed succession and development plans for Executive Officers. It reviews the Company’s ethics and compliance programs and its sales practices to mitigate the risk of non-compliance, customer and regulatory complaints, and other reputational risks. It also oversees the Company’s goals and strategies concerning legislative, regulatory, and corporate responsibility initiatives that impact the Company’s interests.

The Investment Committee, in coordination with the Finance and Risk Committee, oversees the management and mitigation of risks associated with the MetLife investment portfolios and of the consolidated MetLife enterprise, including credit risk, portfolio allocation and diversification risk, derivatives risk, and counterparty risk associated with such portfolios.
Throughout the year, the Board and its Committees receive reports from the Chief Risk Officer and other senior management on enterprise risk management and specific risk topics. In particular, the Finance and Risk Committee reviews reports from the Chief Risk Officer and other senior management of the steps taken to measure, monitor, and manage risk exposure in the enterprise. At each regularly scheduled meeting of the Finance and Risk Committee, the Chief Risk Officer provides a report on enterprise risk management and meets in executive session of the independent Committee members without the Company’s other Executive Officers to further discuss enterprise risk management.
For further discussion of the Committees’ responsibilities, see Information About Board Committees and the discussion of the “Audit Committee,” “Compensation Committee,” “Finance and Risk Committee,” “Governance and Corporate Responsibility Committee” and “Investment Committee” in that section.
Board Membership. For information about the current membership of the Board and the Board Committees among directors nominated for re-election, see Director Nominees’ Independence, Diversity, Tenure and Experience. Mr. James M. Kilts, who will not stand for reelection and is therefore not included in that discussion, serves on the Compensation Committee, Investment Committee, and Governance and Corporate Responsibility Committee.
Board Meetings and Director Attendance. In 2019, the Board held seven meetings and the MetLife Board Committees held a total of 32 meetings. Each of the current Directors who served during 2019 attended more than 75% of the aggregate number of meetings of the Board and the Committees on which the Director served.

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Information About Board Committees
MetLife’s Board of Directors has designated six standing Board Committees: Audit; Compensation; Executive; Finance and Risk; Governance and Corporate Responsibility; and Investment. All Committees, other than the Executive Committee, are chaired by and consist entirely of Independent Directors. The Committee Chairs review and approve agendas for all meetings of their respective Committees.
The Board of Directors has delegated authority to the Committees to assist the Board in overseeing the management of the Company. The responsibilities of each Committee are defined in its charter and summarized below. The charters for the Audit, the Compensation, and the Governance and Corporate Responsibility Committees incorporate the requirements of the U.S. Securities and Exchange Commission (SEC) and the NYSE to the extent applicable. Current, printable versions of these charters are available on MetLife’s website at https://www.metlife.com/about-us/corporate-governance/.
Audit Committee. The Audit Committee oversees:

•	the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements;

•	the adequacy of the Company’s internal control over financial reporting;

•	the integrity of the Company's consolidated financial statements;

•	the qualifications and independence of the Company's independent auditor;

•	the appointment, retention, performance, and compensation of the Company's independent auditor and the performance of the internal audit function; and

•	the Company’s compliance with legal and regulatory requirements.
In performing its oversight responsibilities, the Audit Committee reviews and discusses with management, the internal auditor and the independent auditor several significant issues regarding accounting and auditing principles and practices and financial statement presentations. From time to time, these matters may include existing, new or changing critical audit matters, critical accounting policies and estimates, significant changes in the Company’s selection or application of accounting principles, the adequacy of the Company’s internal control over financial reporting, and the Company’s practices with respect to non-GAAP financial information. The Audit Committee discusses the Company’s earnings press releases and related practices with management in advance of such disclosure. The Audit Committee periodically discusses the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management, including risks relating to MetLife information security systems and vendor risk management programs.
The Audit Committee meets at least six times a year, or more frequently as circumstances may require, and meets regularly in executive sessions separately with management and with the Company’s internal and external auditors. The Audit Committee met ten times in 2019. The Audit Committee’s activities during 2019 with respect to the oversight of the independent auditor are described in more detail in Proposal 2 — Ratification of Appointment of the Independent Auditor, and its responsibilities for oversight of risk management are further discussed under “Risk Management Oversight” in Information About the Board of Directors. The Audit Committee Charter provides a more detailed description of the role and responsibilities of the Audit Committee.
Independence, Financial Literacy and Audit Committee Financial Experts. All six members of the Audit Committee are Independent Directors who meet the additional independence requirements of the NYSE Corporate Governance Standards and Rule 10A-3 under the Exchange Act and are financially literate, as such qualification is interpreted by the Board of Directors. The Board of Directors has determined that the following three members of the Audit Committee qualify as “audit committee financial experts,” as such term is defined by the SEC: David L. Herzog, Edward J. Kelly, III, and Mark A. Weinberger.
Compensation Committee. The Compensation Committee:

•
assists the Board in fulfilling its responsibility to oversee the development and administration of the Company’s compensation programs, including equity-based incentive programs, for executives and other employees;

•
approves the corporate goals and objectives relevant to the CEO’s Total Compensation, evaluates the CEO’s performance in light of such goals and objectives, and endorses, for approval by the Independent Directors, the CEO’s Total Compensation level based on such evaluation;

•
reviews, and recommends for approval by the Board, the Total Compensation of each person who is an “executive officer” of the Company under the Exchange Act and related regulations or an “officer” of the Company under Section 16 of the Exchange Act and

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related regulations, including their base salaries, annual incentive compensation, and stock-based long-term incentives (LTI);

•	oversees management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk taking;

•	reviews the Company’s Performance-Based Compensation Recoupment (“clawback”) Policy and oversees its application; and

•
reviews and discusses with management the Compensation Discussion and Analysis to be included in the proxy statement (and incorporated by reference in the Company’s Annual Report on Form 10-K), and, based on this review and discussion, (1) recommends to the Board of Directors whether the Compensation Discussion and Analysis should be included in the Proxy Statement, and (2) oversees preparation of and issues the Compensation Committee Report for inclusion in the Proxy Statement.

A more detailed description of the role and responsibilities of the Compensation Committee is set forth in the Compensation Committee Charter. Under its charter, the Compensation Committee may delegate to a subcommittee or to the CEO or other Company officers any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards. Management’s delegated authority does not include granting salary increases or incentive compensation to any Executive Officer, or to any officer subject to the reporting requirements under Section 16 of the Exchange Act. The Compensation Committee met seven times in 2019.
The Chairs of the Finance and Risk, Governance and Corporate Responsibility, and Audit Committees serve on the Compensation Committee. These Directors bring information and perspective from the work of other committees directly to bear on the Compensation Committee’s decisions. This enhances the Compensation Committee’s execution of its responsibilities, including its role in risk management oversight.
Executive Compensation Advisors. The Compensation Committee has sole authority to retain or obtain the advice of a compensation consultant, independent legal counsel, or other advisor to the committee. It is not required to implement or act consistently with the advice or recommendations of any advisor, but retains discretion to act according to its own judgment. Before the Compensation Committee retains or obtains the advice of an external advisor, it considers factors related to that person’s independence, including the factors that the Corporate Governance Standards of the NYSE require. The Compensation Committee is responsible for the appointment, compensation, and oversight of any advisor it retains. The Company is obligated to provide appropriate funding for reasonable compensation of any such advisor, as determined by the Compensation Committee.
To assist the Compensation Committee in carrying out its responsibilities, the Compensation Committee retained Meridian Compensation Partners, LLC (Meridian) as its executive compensation consultant. Meridian provided the Compensation Committee with information and data covering competitive market compensation levels and mix, and overall market trends about executive compensation. Meridian has advised the Compensation Committee about the overall design and implementation of MetLife’s executive compensation programs, including decisions made under the programs, and has advised the Compensation Committee about regulatory, governance, and accounting developments that may affect the Company’s executive compensation programs.
The Compensation Committee believes that its compensation consultant must be able to provide it with candid, direct, independent, and objective advice. In order to promote the objectivity, independence, and candor of Meridian’s advice:

•	Meridian reports directly to the Committee about executive compensation matters;

•	Meridian meets with the Committee in executive sessions that are not attended by Company management;

•	Meridian has direct access to the Committee’s Chair and Committee members between meetings; and

•	the Committee has not directed Meridian to perform its services in any particular manner or under any particular method.
To help ensure that the Committee continues to receive independent and objective advice, the Company’s Corporate Governance Guidelines provide that any consultant retained by the Compensation Committee on executive compensation matters should not be retained to provide any other services to the Company. Meridian did not provide any such other services in 2019.
In addition, Meridian has provided the Compensation Committee with information regarding its relationship with MetLife and Meridian’s independence. This included information covering factors the Compensation Committee is required under NYSE rules to take into

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consideration before selecting an advisor. The Compensation Committee did not find that Meridian’s work raised any conflict of interest.
The Company’s processes for determining executive compensation and the central role of the Compensation Committee in those processes, the key factors that the Compensation Committee considers, and the role of the CEO and the Executive Vice President, and Chief Human Resources Officer in those processes are described in the Compensation Discussion and Analysis.
Compensation Committee Interlocks and Insider Participation. No Compensation Committee member has ever been an officer or employee of the Company or any of its subsidiaries. During 2019, no MetLife Executive Officer served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity where one of the executive officers of that other entity is or has been a Company Director or a member of the Company’s Compensation Committee.
Executive Committee. The Executive Committee may exercise the powers and authority of the Board of Directors during intervals between meetings of the Board of Directors. The Executive Committee did not meet in 2019.
Finance and Risk Committee. The Finance and Risk Committee oversees the Company’s financial policies and strategies; its capital structure, plans, and policies, including capital adequacy, dividend policies, and share issuances and repurchases; its proposals on certain capital actions, strategic actions, and other financial matters; its assessment and management of material risks; and in consultation with the Compensation Committee, the appointment, retention, and performance of the Chief Risk Officer. The Finance and Risk Committee has in the past engaged, and is likely from time to time in the future to engage, external consultants to assess the alignment of the Company’s risk models and practices to industry best practices.

Specifically, the Finance and Risk Committee:

•	reviews the Company’s key financial, risk, and business metrics;

•
reviews and monitors all aspects of the Company’s capital plan, actions, and policies (including the guiding principles used to evaluate all proposed capital actions), targets ,and structure (including the monitoring of capital adequacy and of compliance with the Company’s capital plan);

•
reviews proposals and reports concerning and, within the scope of the authority delegated to it by the Board, makes recommendations to the Board regarding, or provides approvals of, certain capital actions and other financial matters, consistent with the Company’s capital plan, safety and soundness principles, and applicable law;

•	reviews policies, practices, and procedures regarding risk assessment and management;

•
reviews reports from the Chief Risk Officer and management of the steps taken to measure, monitor, and manage risk exposures in the enterprise (consulting with advisors and other Board committees as appropriate); and

•	reviews benchmarks and target metrics related to financial and risk topics and monitors performance against these benchmarks and targets.
The Finance and Risk Committee met five times in 2019. For further discussion of the Finance and Risk Committee’s responsibilities for oversight of risk management, see “Risk Management Oversight” in Information about the Board of Directors.

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Governance and Corporate Responsibility Committee. The Governance and Corporate Responsibility Committee:

•	assists the Board of Directors in identifying individuals qualified to become members of the Company’s Board, consistent with Board established criteria;

•	proposes candidates to be nominated for election as Directors at annual or special meetings of shareholders or to be elected by the Board to fill any Board vacancies;

•	develops and recommends to the Board of Directors for adoption corporate governance guidelines applicable to the Company;

•	ensures there is an adequate process for the Board to review succession plans for the CEO and succession and development plans for the Company’s other executive officers, and Chief Actuary;

•	oversees the Company’s compliance responsibilities and activities, including its legislative and regulatory initiatives, sales practices, and ethics and compliance programs; and

•	oversees the Company’s policies concerning its corporate citizenship programs, including the Company's activities related to sustainability, environmental stewardship, and corporate responsibility.
Each year, the Governance and Corporate Responsibility Committee oversees a robust Board evaluation. The Committee solicits comments from Directors on the Board’s and its Committees’ performance, including, among other things, the adequacy of the time allocated to Board and Committee business, the effective operation of the Board and its Committees, and the quality of the executive sessions. The Committee reports these results to the full Board for discussion, and the Board also considers topics recommended by Directors for future Board and Committee meetings. In addition, the Board conducts biennial individual self and peer Director evaluations, and one-on-one feedback is shared with each Director.

The Governance and Corporate Responsibility Committee is responsible for reviewing the compensation and benefits of the Company’s non-employee Directors and recommending any changes to the Board. Under its charter, the Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards. Mr. Kandarian participated in Board consideration and approval of Dr. Hubbard’s independent Chairman retainer fee. None of the Company’s Executive Officers had any other role in determining or recommending the amount or form of non-employee Director compensation for 2019. The Board engaged Meridian to provide an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends during 2019. For more information on Director Compensation, see Director Compensation.
The Governance and Corporate Responsibility Committee also oversees the management and mitigation of risks related to failure to comply with required or appropriate corporate governance standards.
The Governance and Corporate Responsibility Committee Charter provides a more detailed description of the role and responsibilities of the Governance and Corporate Responsibility Committee. The Governance and Corporate Responsibility Committee met six times in 2019.
Director Nomination. In 2019, the Governance and Corporate Responsibility Committee led the recruitment of Mark A. Weinberger to the Board.
Investment Committee. The Investment Committee oversees the management of the Company’s investment activities and, on a consolidated basis, of the Company and all of its direct and indirect subsidiaries. In performing its oversight responsibilities, the Committee reviews reports from the investment officers on (i) the investment activities and performance of the investment portfolios of MetLife and its subsidiaries; and (ii) the conformity of investment activities with the Investment Committee’s general authorizations and investment guidelines. The Investment Committee, in coordination with the Finance and Risk Committee, also oversees the management and mitigation of risks associated with the Company’s investment portfolios and of the consolidated enterprise. The Investment Committee met five times in 2019.

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Procedures for Reviewing Related Person Transactions
The Company has established written procedures for the review, approval, or ratification of related person transactions. A related person transaction includes certain financial transactions, arrangements, or relationships in which the Company is or is proposed to be a participant and in which a Director, Director nominee, or Executive Officer of the Company or any of their immediate family members has or will have a material interest. Related person transactions may include:

•	Legal, investment banking, consulting, or management services provided to the Company by a related person or an entity with which the related person is affiliated;

•	Sales, purchases, and leases of real property between the Company and a related person or an entity with which the related person is affiliated;

•	Material investments by the Company in an entity with which a related person is affiliated;

•	Contributions by the Company to a civic or charitable organization for which a related person serves as an executive officer; and

•	Indebtedness or guarantees of indebtedness involving the Company and a related person or an entity with which the related person is affiliated.
Under the procedures, Directors, Director nominees, and Executive Officers of the Company are required to report related person transactions in writing to the Company. The Governance and Corporate Responsibility Committee reviews, approves, or ratifies related person transactions involving Directors, Director nominees, and the CEO or any of their immediate family members. A vote of a majority of disinterested Directors of the Governance and Corporate Responsibility Committee is required to approve or ratify a transaction. The CEO reviews, approves, or ratifies related person transactions involving Executive Officers of the Company (other than the CEO) or any of their immediate family members. The CEO may refer any such transaction to the Governance and Corporate Responsibility Committee for review, approval, or ratification if he believes that such referral would be appropriate.
The Governance and Corporate Responsibility Committee or the CEO will approve a related person transaction if it is fair and reasonable to the Company and consistent with the best interests of the Company, taking into account the business purpose of the transaction, whether the transaction is entered into on an arm’s-length basis on terms fair to the Company, and whether the transaction is consistent with applicable codes of conduct of the Company. If a transaction is not approved or ratified, it may be referred to legal counsel for review and consultation regarding possible further action by the Company. Such action may include terminating the transaction if not yet entered into or, if it is an existing transaction, rescinding the transaction or modifying it in a manner that would allow it to be ratified or approved in accordance with the procedures.
Related Person Transactions
The Company has no required disclosure under Regulation S-K item 404(b).

Codes of Conduct
Financial Management Code of Business Ethics. The Company has adopted the MetLife Financial Management Code of Business Ethics, a “code of ethics” as defined under the rules of the SEC that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and all professionals in finance and finance-related departments. A current, printable version of the Financial Management Code of Business Ethics is available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct by selecting the appropriate link under the heading “Reports.”
Directors’ Code of Business Conduct and Ethics and Code of Conduct for Employees. The Company has adopted the Directors’ Code of Business Conduct and Ethics, which is applicable to all members of the Company’s Board of Directors including the Chief Executive Officer, and the Code of Conduct, which applies to all employees, including the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. Current, printable versions of the Directors’ Code and the Code of Conduct for MetLife employees are available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct by selecting the appropriate link under the heading “Reports.”
Director Share Ownership Requirements
MetLife expects each Non-Management Director to achieve Share ownership of at least five times the cash component of the annual retainer by December 31 of the year in which the fifth anniversary of election to the Board occurs. As of January 2, 2020, each Non-Management Director who had served beyond the fifth anniversary of election to the Board had met these requirements.

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Director Indemnity Plan
The Company’s By-Laws provide for the Company to indemnify, and advance expenses to, a person who is threatened with litigation or made a party to a legal proceeding because of the person’s service as a Director of the Company. In addition, the Company’s Director Indemnity Plan affirms that a Director’s rights to this indemnification and expense advancement are contract rights. The indemnity plan also provides for expenses to be advanced to former Directors on the same basis as they are advanced to current Directors. Any amendment or repeal of the rights provided under the indemnity plan would be prospective only and would not affect a Director’s rights with respect to events that have already occurred.

Hedging and Pledging Prohibited
The Company prohibits Directors and employees, including Executive Group members, from engaging in short sales, hedging, trading in put and call options, and other transactions involving speculation with respect to the Company’s securities, whether paid to them as compensation or otherwise. The Company’s policy also prohibits Directors and employees, including Executive Group members, from pledging any MetLife securities, i.e., creating any form of pledge, security interest, deposit, or lien, or holding of securities in a margin account, or any other arrangement that entitles a third party to foreclose against or sell the securities. These policies are intended to prevent a misalignment of interests with Company shareholders or the appearance of such a misalignment.

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Sustainability at MetLife
MetLife’s Sustainability group is led by the Chief Sustainability Officer, who periodically reports to the Governance and Corporate Responsibility Committee. The Sustainability group has responsibilities relating to, among other things:

•	MetLife’s annual corporate responsibility report;

•	MetLife’s index of disclosures aligned to the Global Reporting Initiative requirements, a widely-adopted and established framework for corporate sustainability reporting; and

•	MetLife Foundation, the primary mission of which is to build financial health for underserved people and communities.
MetLife’s Sustainability Strategy
MetLife is committed to promoting a more secure future for individuals, families, and communities around the world. The Company demonstrates its commitment to operating responsibly through the security MetLife provides customers, the claims MetLife pays during times of need, its activities and investments in the communities that the Company serves, and MetLife’s long-term investments in the broader economy.

Sustainability is about managing business and responsibly delivering long-term value for all stakeholders. For MetLife, sustainability is about achieving a positive societal impact while improving the long-term sustainability of the Company. In 2019, MetLife built out its newly-created sustainability function and developed a comprehensive strategic approach to environmental, social, and governance (ESG) issues. These priorities were determined based on input from institutional shareholders and other external stakeholders, research into leading practices, benchmarking of peer companies, and feedback from employees and business leaders at MetLife, among others. The result is a strategic focus that enhances the value propositions for stakeholders, supports the Company’s corporate purpose statement, enhances the MetLife brand, and supports its businesses. MetLife’s sustainability efforts emphasize its role as:

•	A responsible investor, managing a long-term, value-creating portfolio, and embedding ESG principles in its decision-making;

•
A market leader in insurance and financial services, providing specialized products, services, and solutions tailored to the specific needs of each market to provide financial health, protection, and opportunity;

•	A preferred employer, committed to diversity and inclusion, gender equality, and employee wellbeing;

•	A responsible steward of the environment, dedicated to reductions in waste, energy use, and GHG emissions, and an increase in Renewable Sources of Energy; and

•	A force for good through philanthropy and volunteerism, contributing millions of dollars and more than 100,000 hours of employee time to building and supporting communities.

MetLife is committed to operating responsibly and promoting transparency. Each year, the Company publishes a Global Impact Report, its annual Corporate Responsibility Report. The report is prepared consistent with the standards of the Global Reporting Initiative, a nonprofit organization that establishes standards for sustainability reporting. To learn more about MetLife’s sustainability efforts and view the report, visit www.metlife.com/corporate-responsibility.
Renewable Sources of Energy encompass solar, wind, hydropower, biomass, geothermal resources, and hydrogen derived from renewable resources.

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Director Compensation in 2019 (1)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)

Cheryl W. Grisé (3)	175,096	150,035	1,717	326,848
Carlos M. Gutierrez	150,000	150,035	1,717	301,752
Gerald L. Hassell	150,000	150,035	1,717	301,752
David L. Herzog (3)	190,000	150,035	1,717	341,752
R. Glenn Hubbard, Ph.D. (4)	275,000	238,525	6,717	520,242
Edward J. Kelly, III (3)	185,000	150,035	1,717	336,752
William E. Kennard (3)	175,000	150,035	1,717	326,752
James M. Kilts (3)	179,423	150,035	6,717	336,175
Catherine R. Kinney	150,000	150,035	6,717	306,752
Diana L. McKenzie	150,000	150,035	1,717	301,752
Denise M. Morrison (3)	150,481	150,035	1,717	302,233
Mark A. Weinberger (5)	48,626	48,679	793	98,098

1
The Directors included in this table, and the discussion pertaining to it, are limited to those who served as Non-Management Directors during 2019. Mr. Kandarian and Mr. Khalaf were compensated as employees for 2019, and received no compensation for their service as members of the Board of Directors. For information about compensation for Mr. Kandarian and Mr. Khalaf for 2019, see the Summary Compensation Table and the accompanying discussion.

2
The reported dollar amounts are the grant date fair value of such Share awards as computed for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The grant date fair value is the number of Shares granted multiplied by the NYSE closing price of a Share on the grant date:

	Grant Date Fair Value ($)

Grant Date	R. Glenn Hubbard, Ph.D.	Mark A. Weinberger	Each Other Non-Management Director
January 2, 2019	37,503	0	37,503
April 1, 2019	37,511	0	37,511
May 1, 2019	25,963	0	0
June 18, 2019	68,779	0	37,507
August 21, 2019	0	11,165	0
October 1, 2019	68,769	37,514	37,514

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3
During 2019, Mr. Herzog served as Audit Committee Chair, Mr. Kelly served as Finance and Risk Committee Chair, and Mr. Kennard served as the Investment Committee Chair. Ms. Grisé served as Governance and Corporate Responsibility Committee Chair from January until December 2019, and Mr. Kilts served as the Compensation Committee Chair from January until December 2019. In December 2019, Ms. Morrison became the Governance and Corporate Responsibility Committee Chair, and Ms. Grisé became the Compensation Committee Chair. Each received additional net cash retainer fees, prorated by period as applicable, as described under “Fees Earned or Paid in Cash and Stock Awards.”

4
Dr. Hubbard served as independent Lead Director from January until April 2019 and was paid a prorated portion of the annual Lead Director cash retainer fee of $50,000. In May 2019, Dr. Hubbard became the independent Chairman of the Board upon Steven A. Kandarian’s retirement.

5	Mr. Weinberger joined the Board of Directors in August 2019.

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Fees Earned or Paid in Cash and Stock Awards The Company pays each active Non-Management Director a retainer at an annual rate of $300,000 in four installments. The Company also pays the independent Chair of the Board an additional retainer at an annual rate of $250,000 in four installments. One-half of each installment is payable in cash. The other half is payable in Shares. The grant date fair value of the Share award was slightly higher than one-half of the total because the Company rounded up to a whole number of Shares payable to the Director.
In addition, the Company pays cash retainer fees (unchanged from 2018) to each Non-Management Director who serves as Chair of a Board Committee at the following annual rates payable in four installments:

Committee	Retainer for Committee Chair ($)

Audit Committee	40,000
Finance and Risk Committee	35,000
Compensation Committee	30,000
Governance and Corporate Responsibility Committee	25,000
Investment Committee	25,000

The Governance Committee is responsible for reviewing the compensation and benefits of the Company’s Non-Management Directors and recommending any changes to the Board. During 2019, Meridian provided the Board with an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends. Meridian’s analysis was based on the same Comparator Group that the Compensation Committee used to review the competitiveness of MetLife’s Total Compensation framework for Executive Officers, as described in the Compensation Discussion and Analysis.

The MetLife, Inc. 2015 Non-Management Director Stock Compensation Plan (2015 Director Stock Plan), which was approved by the Company’s shareholders in 2014, authorizes the Company to issue Shares in payment of Director retainer fees. Share awards granted to the Non-Management Directors as part of their annual retainer vest and become deliverable immediately upon their grant. As a result, no Share awards were outstanding for any of the Non-Management Directors as of December 31, 2019. None of the Non-Management Directors had any outstanding and unexercised Stock Options as of December 31, 2019.
Some Non-Management Directors have chosen to defer the receipt of all or part of their retainer fees under the MetLife Non-Management Director Deferred Compensation Plan. Each director chooses to receive deferrals at a later date the director specifies or when ceasing to serve as a Director. MetLife credits any Deferred Shares with imputed reinvested dividends at times and rates it pays dividends on Shares.
All Other Compensation
The Non-Management Directors’ 2019 benefits, gift programs, and reportable perquisites and other personal benefits are included under “All Other Compensation” in the Director Compensation table.
Life Insurance Programs. MetLife paid $1,584 in premiums for each Non-Management Director who served the entirety of 2019. This provided each with $200,000 of group life insurance coverage during 2019. The Company incurred a pro rata portion of that cost to provide coverage to Mr. Weinberger (a cost of $660), who served as a Director for a portion of 2019.
Business Travel Insurance Program. MetLife provided each Non-Management Director with business travel accident insurance coverage for travel on MetLife business. MetLife’s per Director cost for this coverage in 2019 was $133.
Charitable and Matching Gifts Programs. The MetLife Foundation provides up to $5,000 annually to match contributions by an employee or director to colleges and universities. In 2019, the MetLife Foundation matched maximum contributions by each of Dr. Hubbard, Mr. Kilts, and Ms. Kinney.
Perquisites and Other Personal Benefits. Any personal expenses the Company paid for Non-Management Directors in 2019 were less than $10,000, and as a result are not reported.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR

The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2020.
The Audit Committee has appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent auditor for the fiscal year ending December 31, 2020. Deloitte’s long-term knowledge of MetLife and the MetLife group of companies, combined with its insurance industry expertise and global presence, has enabled it to carry out audits of the Company’s consolidated financial statements with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.
The appointment of Deloitte by the Audit Committee is being presented to the shareholders for ratification. If the shareholders do not ratify the appointment, the Audit Committee will reconsider its decision and may continue to retain Deloitte. If the shareholders ratify the appointment, the Audit Committee continues to have the authority to and may change such appointment at any time during the year. The Audit Committee will make its determination regarding such retention or change in light of the best interests of MetLife and its shareholders.
In considering Deloitte’s appointment and Deloitte’s compensation for audit and permitted non-audit services, the Audit Committee reviewed the firm’s qualifications, competencies and performance, including the following factors:

•
Deloitte’s status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (PCAOB) as required by the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) and the Rules of the PCAOB;

•	Deloitte’s independence and its processes for monitoring and maintaining its independence;

•	Deloitte’s report describing the firm’s internal quality control procedures and the results of recent reviews of the firm’s quality control system including any independent review;

•	the global reach of the Deloitte network of member firms and its alignment with MetLife’s worldwide business activities;

•	the key members of the engagement team, including the lead audit partner, for the audit of the Company’s consolidated financial statements;

•	Deloitte’s performance during its engagement for the fiscal year ended December 31, 2019 and data related to audit quality and performance, including recent PCAOB inspection reports on Deloitte;

•
the quality of Deloitte’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit, and the consistency of such communications with applicable auditing standards;

•	Deloitte’s approach to resolving significant accounting and auditing matters, including consultation with the firm’s national office; and

•	Deloitte’s reputation for integrity and competence in the fields of accounting and auditing.
Deloitte has served as independent auditor of the Company since 1999, and as auditor of affiliates of the Company since at least 1968, but the specific year of its commencement of service to affiliates has not been determined. Under current legal requirements, the lead or concurring audit partner for the Company may not serve in that role for more than five consecutive fiscal years, and the Audit Committee ensures the regular rotation of the audit engagement team partners as required by law. The Chair of the Audit Committee is actively involved in the selection process for the lead and concurring partners.
The Audit Committee approves Deloitte’s audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform pre-approved audit services and pre-approved audit related, tax and other permitted non-audit services that the Company expects to be performed for the fiscal year. The Audit Committee or a designated member of the Audit Committee to whom authority has been delegated may, from time to time, pre-approve additional audit and non-audit services to be performed by the Company’s independent auditor. Any pre-approval of services between Audit Committee meetings must be reported to the full Audit Committee at its next scheduled meeting.

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The Audit Committee is responsible for approving fees for the audit and for any audit-related, tax or other permitted non-audit services. If the audit, audit-related, tax, and other permitted non-audit fees for a particular period or service exceed the amounts previously approved, the Audit Committee determines whether or not to approve the additional fees.
Representatives of Deloitte will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.
The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2020.
Independent Auditor’s Fees for 2019 and 2018
The following table presents fees for professional services rendered by Deloitte for the audit of the annual consolidated financial statements of MetLife, Inc. and its subsidiaries, audit-related services, tax services, and all other services for the years ended December 31, 2019 and 2018. All fees shown in the table were related to services that were approved by the Audit Committee.
The fees that the Company incurs for audit, audit-related, tax, and other professional services reflect the complexity and scope of the Company’s operations, including:

•	operations of the Company’s subsidiaries and branches in multiple, global jurisdictions (approximately 40 markets in 2019);

•	the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions;

•	the operating health, insurance, and reinsurance companies’ responsibility for preparing audited consolidated financial statements; and

•	the applicability of SEC reporting requirements to one of the Company’s operating insurance subsidiaries, which is an SEC registrant.
The Audit Committee has advised the Board of Directors that, in its opinion, the non-audit services rendered by Deloitte during the most recent fiscal year are compatible with Deloitte’s maintaining its independence. Non-audit services, as a percentage of the total amount paid, was 14% and 6% for 2019 and 2018, respectively.

(in millions)	2019 ($)	2018 ($)

Audit Fees (1)	63.4	63.1
Audit-Related Fees (2)	8.3	17.6
Tax Fees (3)	3.1	3.3
All Other Fees (4)	8.4	1.9

1
Fees for services to perform an audit or review in accordance with auditing standards of the PCAOB and services that generally only the Company’s independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. In 2019, Deloitte issued approximately 280 audit reports.

2
Fees for assurance and related services that are traditionally performed by the Company’s independent auditor, such as audit and related services for employee benefit plan audits, due diligence related to mergers, acquisitions and divestitures, accounting consultations and audits in connection with proposed or consummated acquisitions and divestitures, control reviews, attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards. The decrease in audit-related fees is attributable to work related to actuarial modeling performed in 2018, which was not performed in 2019.

3
Fees for tax compliance, consultation, and planning services. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services. Tax consultation and tax planning encompass a diverse range of advisory services, including assistance in connection with tax audits and filing appeals, tax advice related to mergers, acquisitions and divestitures, advice related to employee benefit plans and requests for rulings or technical advice from taxing authorities. Tax compliance and tax preparation fees totaled $1.0 million and $2.0 million in 2019 and 2018, respectively. Tax advisory fees totaled $2.1 million and $1.3 million in 2019 and 2018, respectively.

4
Fees for other types of permitted services, including employee benefit advisory services, risk and other consulting services, financial advisory services and valuation services. The increase in other fees is primarily attributable to advisory services related to the Company’s enhancement of its embedded value process.

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Audit Committee Report
This report (this Report) is submitted by the Audit Committee of the Board of Directors of MetLife, Inc. (MetLife or the Company). No portion of this Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this
Report or a portion of it by reference. In addition, this Report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
The Audit Committee currently consists of six independent Directors who satisfy the independence standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange. The Audit Committee, appointed by the Board of Directors, oversees the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements, the adequacy of the Company’s internal control over financial reporting, and the integrity of the Company’s consolidated financial statements. The Audit Committee also oversees the qualifications and independence of the Company’s independent auditor, the appointment, retention, performance and compensation of the Company’s independent auditor and the performance of the internal audit function, as well as the Company’s compliance with legal and regulatory requirements. More information on the Audit Committee and its qualifications and responsibilities is included elsewhere in the proxy statement and in the Audit Committee Charter on the Company’s website at www.metlife.com/about-us/corporate-governance.
Management is responsible for the preparation of MetLife’s consolidated financial statements and the reporting process. Deloitte & Touche LLP (Deloitte), as MetLife’s independent auditor, is responsible for auditing MetLife’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB).

Deloitte has discussed with the Audit Committee the matters required to be discussed by the independent auditor with the Audit Committee under the rules adopted by the PCAOB and under Rule 2-07 of Regulation S-X promulgated by the SEC. Deloitte has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence from MetLife.
During 2019, management updated its internal control documentation for changes in internal control and tested and evaluated MetLife’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. In doing so, management utilized the criteria established in the Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee has discussed with and received regular status reports from MetLife’s Chief Auditor and Deloitte on the overall scope and plans for their audits of MetLife, including their scope and plans for evaluating the effectiveness of internal control over financial reporting. The Audit Committee meets with the Company’s Chief Auditor and Deloitte, with and without management present, to discuss the results of their respective audits, in addition to private meetings with the Chief Financial Officer, Chief Risk Officer, and General Counsel.
The Audit Committee reviewed the report of management’s assessment of the effectiveness of internal control over financial reporting contained in the Company’s 2019 Annual Report on Form 10-K (the 2019 Form 10-K), which has been filed with the SEC. The Audit Committee also reviewed Deloitte’s report regarding its audit of the effectiveness of the Company’s internal control over financial reporting, in which Deloitte expressed an unqualified opinion on the Company’s internal control over financial reporting as of December 31, 2019. The Audit Committee reviewed and discussed with management, and with Deloitte, MetLife’s audited consolidated financial statements for the year ended December 31, 2019 and Deloitte’s Report of Independent Registered Public Accounting Firm dated February 21, 2020 regarding the 2019 audited consolidated financial statements included in the 2019 Form 10-K. The Deloitte report states that MetLife’s 2019 audited consolidated financial statements present fairly, in all material respects, the consolidated financial position of MetLife and its subsidiaries as of December 31, 2019 and 2018, and the

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results of their operations and cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America. In reliance upon the reviews and discussions with management and Deloitte described in this Report, and the Board of Directors’ receipt of the Deloitte report, the Audit Committee recommended to the Board that MetLife’s 2019 audited consolidated financial statements be included in the 2019 Form 10-K.
Respectfully,
David L. Herzog, Chair
Cheryl W. Grisé
Edward J. Kelly, III
Catherine R. Kinney
Diana L. McKenzie
Mark A. Weinberger

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PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Board of Directors recommends that you vote FOR this proposal: “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In accordance with Section 14A of the Exchange Act, this proposal will give shareholders the opportunity to approve, or not approve, the Company’s executive compensation programs and policies, and the resulting compensation for the individuals listed in the Summary Compensation Table (the Named Executive Officers), as described in this Proxy Statement.
The Compensation Discussion and Analysis summarizes our executive compensation program. The Compensation Committee and Board’s actions aligned each Named Executive Officer’s pay with individual and Company performance for 2019.
The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements, including those for the Executive Officers. Because the vote is advisory, the result will not be binding on the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards.

The Board has approved an annual frequency for shareholder votes to approve executive compensation. As a result, the Company currently expects to hold the next such vote at the Company’s 2021 Annual Meeting.
The Compensation Committee and Board of Directors believe that the Company’s compensation programs and policies, and the compensation of the Named Executive Officers, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms. See the Compensation Discussion and Analysis. Accordingly, the Board of Directors recommends that you vote FOR this proposal.

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Compensation Committee Report
This report is furnished by the Compensation Committee of the MetLife Board of Directors. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis in the Company’s 2020 Proxy Statement and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in the 2020 Proxy Statement.
No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
Respectfully,
Cheryl W. Grisé, Chair
Gerald L. Hassell
David L. Herzog
Edward J. Kelly, III
James M. Kilts
Catherine R. Kinney
Denise M. Morrison

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Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes the objectives and policies underlying MetLife’s executive compensation program for the Named Executive Officers and the rest of the executive officers of MetLife (the Executive Officers or the Executive Group). It also describes the key factors that the Compensation Committee (in this discussion referred to as the Committee) considered in determining the compensation of the CEO and other members of the Executive Group.
Key Highlights
The Company maintained its pay for performance practices in 2019. The vast majority of the Total Compensation for the full-year Named Executive Officers for 2019 performance was variable and depended on performance. The Named Executive Officers are the individuals listed in the Summary Compensation Table.
MetLife’s compensation design continues to align its executives and other senior management with shareholder value. Most of the Total Compensation of the Executive Officers depends directly on Share value and performance, and 70% of their stock-based long-term incentives (LTI) depends on performance against Business Plan goals and Total Shareholder Return relative to competitors.
MetLife’s Compensation Committee maintained focus on the Company’s performance by:

✓	considering the Company’s financial performance, and progress on strategic and operational objectives - as well as individual executive performance - in determining compensation actions for 2019.

✓	approving funding for MetLife Annual Variable Incentive Plan (AVIP) at 105.8% of target, based on the Company’s Adjusted Earnings performance compared to Business Plan goal.

✓
approving the settlement of 2017-2019 Performance Shares at 91.4% of target, reflecting an improvement over the prior period (2016-2018) payout largely due to improved Adjusted Return on Equity relative to Business Plan while Total Shareholder Return (TSR) relative to competitors remained the same (near median).

✓
maintaining the portion of new LTI granted in Performance Shares at 70% of the total award value to foster executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted Return on Equity against the Business Plan.

✓	incorporating sound risk management through appropriate financial metrics, non-formulaic awards, and Chief Risk Officer program review.
Key highlights of performance the Compensation Committee considered in making Total Compensation decisions for the Executive Officers, and how it aligned those decisions with performance, are described in this Compensation Discussion and Analysis.

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Overview of Compensation Program
MetLife uses a competitive total compensation framework that consists of base salary, annual incentive awards, and LTI opportunities. The Compensation Committee considers and recommends the amount of these three elements together. It submits its recommendations for the Company’s CEO for approval by the Independent Directors, and for each of the other Executive Group members for approval by the Board of Directors. For purposes of this discussion and MetLife’s compensation program, Total Compensation for an Executive Group member means the total of only these three elements. Items such as sign-on payments and others that are not determined under the Company’s general executive compensation framework are endorsed by the Committee, but are not included in descriptions of Total Compensation in this Proxy Statement.
The Committee’s Total Compensation decisions are driven by performance. Each Executive Group member’s Total Compensation reflects the Committee’s assessment of the Company’s and the executive’s performance as well as competitive market data based on peer compensation comparisons. Decisions on the award or payment amount of one element of Total Compensation impact the decisions on the amount of other elements. The Committee’s Total Compensation approach means that it does not structure particular elements of Total Compensation to relate to separate individual goals or performance.
The Committee allocates a greater portion of the Executive Group members’ Total Compensation to variable components that depend on performance or the value of Shares rather than a fixed component. It also allocates a greater portion of the Executive Group members’ variable compensation to Share-based LTI than it allocates to annual cash incentives. Given this mix of pay and other features of MetLife’s compensation programs, Executive Group members’ interests are aligned with those of shareholders. The Company’s Share ownership requirements further align executives’ interests with those of shareholders and reinforce the focus on long-term shareholder value.

The Committee also reviews annually the other compensation and benefit programs, such as retirement benefits and potential termination payments that would be made if an Executive Group member’s employment were to end. However, benefits such as retirement and medical programs do not impact Total Compensation decisions since they apply to substantially all employees. Decisions about retirement and medical benefits do not vary based on decisions about an Executive Group member’s base salary or annual awards or LTI, or the amount realizable from prior awards.
The Committee’s independent executive compensation consultant, Meridian, assisted in the design and review of the Company’s compensation program. For more information on the role of Meridian regarding the Company’s executive compensation program, see “Compensation Committee” in Information about Board Committees.
Generally, the forms of compensation and benefits provided to Executive Group members in the United States are similar to those provided to other U.S.-based officer-level employees. None of the Executive Group members based in the United States is a party to any agreement with the Company that governs the executive’s employment.

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How did we perform?
MetLife’s Position of Strength and Next Horizon Strategy
MetLife is embarking on its Next Horizon strategy to Focus, Simplify, and Differentiate from a position of strength, deriving value from globally-diversified, market-leading businesses. See Next Horizon Strategy in the Proxy Summary for details.
Highlights of Business Results
2019 Business Results
In spite of the 2020 COVID-19 pandemic, MetLife remains committed to meeting the expense target we set as part of our unit cost initiative program. Perhaps no area gives us greater opportunity to demonstrate our commitment to consistent execution in the current environment than expense discipline.
The volatility we are experiencing in 2020 should not overshadow the strong performance our consistent execution delivered in 2019. Despite lower recurring interest margins, MetLife generated $5.7 billion in net income and $5.7 billion in Core Adjusted Earnings. We grew Core Adjusted Earnings Per Share by 10 percent from 2018, driven by capital management and volume growth. We posted a Core Adjusted Return on Equity of 13.0 percent, and our Core Direct Expense Ratio came in at 12.6 percent, down 30 basis points from the prior year.
By executing consistently and driving strong free cash flow, we were able to return approximately $4 billion to shareholders in the form of common dividends and share repurchases in 2019. Just as important, to drive cash generation tomorrow, we deployed approximately $3.6 billion to support new business at internal rates of return above our hurdle rate.
2019 Business Plan Versus 2018 Core Performance
MetLife anticipated responsible business growth under its 2019 Business Plan, consistent with execution of its capital management strategy. The Company expected to drive 2019 performance by achieving challenging goals, including:

•	continuing unit cost initiative expense savings;

•	maintaining favorable underwriting margins; and

•	volume growth.
The Company expected that unfavorable market factors and less favorable taxes compared to 2018 would more than offset these achievements.

MetLife set Core Adjusted ROE and Core Adjusted EPS targets of 12.6% and $5.75, respectively, and a goal to return excess capital of $4.1 billion to shareholders through common stock dividends and share repurchases.
MetLife’s 2019 Business Plan assumed continued low long-term interest rates, a flatter yield curve, lower variable investment income than in 2018, and that the U.S. dollar would grow stronger compared to most foreign currencies. The Company also expected several 2018 favorable tax items, such as a one-time benefit resulting from a transfer of assets from a U.K. entity to a U.S. entity, would not reoccur in 2019.
2019 Core Performance Versus 2019 Business Plan
The Company’s 2019 performance met or exceeded Business Plan goals. Strong market factors, including equity market performance and higher variable investment income, as well as favorable tax items, drove MetLife’s results. MetLife’s volume growth also exceeded its Business Plan.
Strong equity market performance drove results in MetLife Holdings and Latin America. Higher mortgage and bond pre-payment income and private equity results also helped investments performance across most of our businesses. MetLife overcame headwinds from lower recurring investment margins, primarily in Retirement and Income Solutions, continued low interest rates and a flat yield curve.
MetLife’s volume growth exceeded its goal, most significantly in Asia, Retirement & Income Solutions and Group Benefits. The Company’s underwriting results met its goal; Group Benefits and Retirement and Income Solutions performance offset less-stellar Property and Casualty and Asia results.

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Performance and Compensation Decisions
The Compensation Committee’s and Board’s decisions on Executive Group compensation for 2019, including compensation to the Named Executive Officers, reflected their view of the Company’s performance and each executive’s performance relative to goals and other challenges and opportunities that arose in 2019. The Committee’s and Board’s review of performance included the results shown in Highlights of Business Results. The Company’s 2018 results, modified as noted below, are included for reference.

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This presentation reflects the Compensation Committee’s and Board’s review of the 2019 Business Plan and 2019 MetLife performance results for purposes of determining the Executive Group members’ Total Compensation, including its assessment of the CEO’s 2019 performance.
See A Note About Financial Measures.

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For 2019, MetLife measured its performance by Core Direct Expense Ratio rather than Core Adjusted Expense Ratio, as it had in 2018. Core Direct Expense Ratio excludes expenses that vary in direct proportion to premiums, fees, and other revenues, and excludes pension expense, which varies with market performance and interest rates. As a result, it is a more accurate reflection of the Executive Group members’ expense management.
The 2019 results, on a non-Core basis, for Adjusted Earnings, Adjusted EPS, Adjusted ROE, and Direct Expense Ratio were $5,767 million, $6.11, 13.1%, and 12.2%, respectively.
The 2019, 2018, and 2017 Core Free Cash Flow Ratios were 87%, 56%, and 75%, respectively. On a non-Core basis, the 2019, 2018, and 2017 Free Cash Flow as a Percentage of Adjusted Earnings were 86%, 62%, and 134%, respectively.
See Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.
For Adjusted Earnings and Adjusted ROE results the Committee used to determine performance factors for certain incentive compensation purposes, see Appendix A.

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Significance of the COVID-19 Pandemic
This Compensation Discussion and Analysis, and the other compensation disclosure in this Proxy Statement, relate to performance in and compensation for 2019 and earlier periods.
Since February 2020, when the Committee and Board made their compensation decisions for performance-year 2019, the COVID-19 pandemic has escalated.
This pandemic, countermeasures such as quarantines and social distancing, and other major public health issues have had a major impact on the global economy and financial markets, and may continue to do so.  These events could have a materially adverse effect on the Company’s 2020 operations, business, financial results, or financial condition, and as a result the Company’s compensation actions in or for 2020.

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Highlights of Executive Performance and Compensation
For 2019, MetLife maintained its commitment to its pay for performance philosophy. The Compensation Committee’s decisions on the compensation of the Named Executive Officers who served the entirety of 2019 (the Full-Year Named Executive Officers) reflected the Committee’s view of the Company’s overall strategic direction and financial performance, and each executive’s performance relative to goals and other challenges, and opportunities that arose in 2019. The Full-Year Named Executive Officers in this Proxy Statement are:

•	President and CEO Michel A. Khalaf;

•	Executive Vice President and Chief Financial Officer John D. McCallion;

•	Executive Vice President and Chief Investment Officer Steven J. Goulart; and

•	President, U.S. Business, Ramy Tadros.
The other Named Executive Officers are:

•	former Chairman of the Board, President and CEO Steven A. Kandarian, who retired April 30, 2019;

•	Executive Vice President, Global Technology and Operations Bill Pappas, who joined MetLife on November 19, 2019; and

•	former Executive Vice President, Global Technology and Operations Martin J. Lippert.

Compensation for 2019 Performance
Under the leadership of Mr. Khalaf, Mr. Kandarian, and the Executive Group, the Company delivered strong financial performance for 2019 and demonstrated progress on multiple important goals. MetLife met or exceeded each of its Core financial metrics for 2019.
The vast majority of Mr. Khalaf’s and the other Full-Year Named Executive Officers’ Total Compensation was variable and depended on performance. The Committee endorsed a 2019 AVIP funding performance factor of 105.8% of target for the approximately 28,000 AVIP-eligible employees globally. The Committee’s decisions and rationale for individual AVIP and LTI awards based on 2019 performance are highlighted on the following pages.
The Compensation Committee awarded 70% of Executive Group members’ total LTI award value in Performance Shares. The performance metrics for the Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted ROE performance against the Business Plan. The Executive Group members’ LTI in Restricted Stock Units and Stock Options also aligns with the value of Shares. As a result, the LTI granted in 2020, and the Executive Officers’ outstanding LTI, align executives’ potential rewards with shareholder returns.

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The following table presents a holistic view of the incentive compensation decisions for AVIP and LTI the Compensation Committee endorsed in early 2020 based on 2019 performance. This table is not a substitute for the Summary Compensation Table. The following pages present additional detail on how the Committee took account of individual performance.
The 2019 versus 2018 comparisons in this table reflect a variety of unique individual factors, including:

•	Mr. Khalaf was appointed President and CEO effective May 1, 2019 after serving as President, U.S. Business & EMEA.

•	2019 was Mr. McCallion’s first full year as CFO; in 2019 he also assumed responsibility for MetLife Holdings which in 2019 delivered $1.2 billion of Core Adjusted Earnings.

•
Mr. Goulart’s 2018 compensation reflected his leadership of the Asia Region for much of the year as well as leading Investments. His AVIP award for 2019 also reflects that overall AVIP funding was lower for 2019 than for 2018.

•
Mr. Pappas joined MetLife on November 19, 2019 as Executive Vice President, Global Technology and Operations; as a late-year new hire, the Committee did not consider him for a 2019 AVIP award or a standard LTI grant in 2019 or 2020.

•	Mr. Tadros was appointed President, U.S. Business effective May 1, 2019 after serving as Executive Vice President and Chief Risk Officer; this is his first year as a MetLife Named Executive Officer.

Compensation Committee Performance-Year Incentive Decisions

	2019				2019 Versus 2018

Name	Base Salary Earned ($)	AVIP Award ($) (1)	LTI ($) (2)	Total Compen- sation ($) (3)	AVIP Award (4)	LTI	Total Compen- sation (5)

Michel A. Khalaf	1,083,333	4,500,000	10,000,000	15,583,333	28.6%	11.1%	16.8%

John D. McCallion	808,333	2,500,000	3,600,000	6,908,333	25.0%	20.0%	23.4%

Steven J. Goulart	870,000	2,200,000	4,000,000	7,070,000	(26.7)%	0.0%	(9.1)%

Bill Pappas (6)	100,256	0	0	100,256	n/a	n/a	n/a

Ramy Tadros (6)	766,250	1,750,000	3,000,000	5,516,250	n/a	n/a	n/a

1	Reflects the AVIP award for 2019 performance paid in 2020, reported on the Summary Compensation Table.

2
Reflects the award value of standard LTI granted in 2020. This is not the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718. The grant date fair values will be disclosed for Named Executive Officers reported in the Grants of Plan-Based Awards Table in the Company’s 2021 Proxy Statement.

3	Total Compensation for 2019 comprises base salary earned during 2019, AVIP awards for 2019 performance, and award value of LTI granted in 2020.

4
Reflects the AVIP award for 2019 performance paid in 2020 compared with the award for 2018 performance paid in 2019, which was reported in the Company’s 2019 Proxy Statement on the Summary Compensation Table.

5	Reflects Total Compensation for 2019, as described in note 3 above, compared to Total Compensation for 2018.

6	Not a Named Executive Officer with respect to Total Compensation for 2018 in the 2019 Proxy Statement.
For more information, see Aspects of Individual Performance.

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Aspects of Individual Performance
The Compensation Committee endorsed the Executive Group members’ AVIP awards for 2019 performance and LTI granted in 2020 considering the Company’s key financial performance goals and results as discussed in Highlights of Business Results. The Compensation Committee also considered aspects of each executive’s performance in relation to established goals, including collective ownership for financial performance and Next Horizon strategic initiatives. In addition, all compensation decisions were made within the context of MetLife’s executive compensation programs and framework and internal equity considerations, as well as alignment and appropriate competitive positioning against external market peers.
The AVIP awards for the Full-Year Named Executive Officers for 2019 reflect shared ownership for financial performance, individual performance against objectives established at the beginning of the year, and other challenges and opportunities that arose in 2019. The Full-Year Named Executive Officers LTI granted in 2020 reflects individual performance, Next Horizon strategic initiatives, as well as expectations of future performance.
The Committee’s endorsement of Mr. Kandarian’s cash incentive award was on the same basis as the Full-Year Named Executive Officers’ AVIP awards.

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Michel A. Khalaf, President and Chief Executive Officer
Mr. Khalaf was appointed President and Chief Executive Officer effective May 1, 2019. Since becoming CEO, Mr. Khalaf has reinforced MetLife’s commitment to consistent execution and risk management while launching the Next Horizon strategy. In 2019, MetLife demonstrated strong financial performance resulting in at or above plan results on all key metrics.

•	The Company met its unit cost initiative (UCI) commitment for 2019.

•	The 2018-2019 two-year average Core Free Cash Flow Ratio was within the 65% to 75% target range (72%). For 2019, that ratio was 87%.

•
To position MetLife for the future, the Company developed its Next Horizon strategy to accelerate resource allocation to the highest value opportunities and promote sustainable competitive differentiation, anchored by a new purpose statement "Always with you, building a more confident future." MetLife expects this strategic foundation to optimize its performance in 2020 and beyond.

•
With Mr. Khalaf’s leadership, the Company successfully remediated material weaknesses in the Retirement & Income Solutions (RIS) business and in our MetLife Holdings segment, and continued to enhance risk management practices, and escalation procedures.

•	MetLife risk management improved resilience. All 2019 key risk metrics were within risk tolerance levels set in the Company’s Enterprise and Segment Risk Appetite Statements.
The Company engaged employees to drive alignment. MetLife launched systematic efforts to engage with employees on key Company priorities and prepare the organization for MetLife’s Next Horizon, empowering employees to deliver superior value to customers and shareholders, promoting an ownership mindset.
MetLife attracted talent to drive execution. The Company made progress in diversity and strengthened leadership with key executive appointments including new head of U.S. Business, Chief Risk Officer, head of Global Technology and Operations, and head of Strategy. In early 2020, Mr. Khalaf announced the appointment of a new Chief Auditor, and a new Chief Compliance Officer.

MetLife engaged external stakeholders. MetLife pursued targeted engagement with key external stakeholders - customers, shareholders, regulators, and the media to promote Company interests.
The Company prioritized environmental, social, and governance (ESG) objectives. MetLife developed a sustainability strategy to advance corporate purpose by focusing on how MetLife contributes to a more confident future as an investor, an employer, and a provider of financial solutions and expertise.
Share performance improved. Shares ended 2019 at $50.97. The Company achieved a one-year TSR of 28.9%, reflecting stock price performance and dividends, and putting MetLife near the median of our TSR peers for 2019.
Compensation:
The Committee endorsed AVIP and LTI awards for Mr. Khalaf that reflected its assessment of his performance as CEO for the majority of 2019, including delivering strong financial performance as well as meaningful progress on strategic, and operational objectives.

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Steven A. Kandarian, former Chairman of the Board, President and CEO
Mr. Kandarian retired as Chairman, President and Chief Executive Officer effective April 30, 2019. Consistent with goals established by the Board for 2019 prior to retirement, Mr. Kandarian led a systematic process to drive a successful CEO transition consisting of dedicated knowledge transfer, introductions to key stakeholders, and purposeful internal and external communications. In addition, the Board held Mr. Kandarian and Mr. Khalaf jointly responsible for 2019 financial performance, which delivered at or above plan results on all key metrics. As a result, the Committee made a cash incentive award to Mr. Kandarian for his partial-year 2019 performance, which is reported on the Summary Compensation Table.

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John D. McCallion, Executive Vice President and Chief Financial Officer
In 2019, Mr. McCallion continued as Executive Vice President and CFO, and also became responsible for MetLife Holdings effective May 1, 2019. MetLife Holdings includes products and businesses, previously included in MetLife’s former retail business as well as the assumed variable annuity guarantees from MetLife’s former operating joint venture in Japan.
With Mr. McCallion’s leadership, the Company:

•	exceeded its 2019 Business Plan for Core Adjusted Earnings, Book Value Per Share, and Value of New Business.

•	maintained key capital adequacy ratios (National Association of Insurance Commissioners Combined Risk-Based Capital, Japan Solvency Margin Ratio) above minimums.

•	delivered Core Free Cash Flow Ratio within the 2018-2019 two-year average target range.
Mr. McCallion also:

•	facilitated consistent execution of management expense initiatives, exceeding the Company’s 2019 Business Plan for Core Direct Expense Ratio.

•
partnered with the CEO and managed Investor Relations team to clearly communicate MetLife’s value proposition through conferences, one-on-one meetings, and a successful Investor Day for the investor community.

•	led MetLife's successful first ever yen-denominated senior notes offering, one of the largest ever offerings of yen debt by a U.S. financial services company ($1.4 billion).

•	led MetLife Holdings to deliver Core Adjusted Earnings above its 2019 Business Plan, driven by the strength of performance in equity markets and disciplined expense management.

Compensation:
Mr. Khalaf recommended, and the Committee endorsed, AVIP and LTI awards for 2019 that reflected Mr. McCallion's first full year as CFO as well as strong MetLife Holdings performance.

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Steven J. Goulart, Executive Vice President and Chief Investment Officer
With Mr. Goulart’s leadership:

•	The Company exceeded its 2019 Net Investment Income goal of $17.8 billion despite the continued low interest rate environment, while continuing proactive portfolio repositioning.

•
MetLife Investment Management (MIM) delivered adjusted earnings above the Business Plan goal, achieved its Business Plan goal for Third Party Assets Under Management, and exceeded its Value of New Business (VNB) goal.

•
The Company advanced the growth of MIM by strengthening the distribution platform, enhancing the client service operating model, creating a client value proposition based on deep client and market research, and fostering sustainability in investing strategies.

•	MetLife signed on to U.N. Principles of Responsible Investment, which focus on understanding the investment implications of ESG factors and incorporating these factors into investment decisions.

•	Investments’ multiple initiatives contributed to the Company meeting its UCI run-rate cost savings commitment for 2019.

Compensation:
Mr. Khalaf recommended, and the Committee endorsed, AVIP and LTI awards for 2019 that reflected strong Investments organization performance and third-party MIM business growth.

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Bill Pappas, Executive Vice President, Global Technology and Operations
As a result of Mr. Pappas’ joining MetLife late in 2019, he forfeited certain compensation from his former employer. As a result, MetLife provided the following amounts in 2019: $1.9 million cash to address former-employer awards that would have vested in 2020; $300,000 cash to address transition considerations; and Restricted Stock Units valued at $2.7 million to address former-employer awards that would have vested 2020-2023. Should Mr. Pappas voluntarily leave MetLife, or the Company end his employment for “cause,” as defined under the 2015 Stock and Incentive Plan, within 24 months of each cash payment, he must repay the full amount of the cash payments to the extent permissible under law. Mr. Pappas’ LTI is also subject to forfeiture or recoupment on the same bases as that of other Executive Group members.

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Ramy Tadros, President, U.S. Business
Mr. Tadros was appointed President, U.S. Business effective May 1, 2019 after serving as Chief Risk Officer.  For the majority of 2019, he led the Group Benefits, Retirement and Income Solutions and Property & Casualty businesses across the U.S. Together, these businesses generated approximately 50% of the Company’s Core Adjusted Earnings for 2019.
Under Mr. Tadros’ leadership:

•
U.S. business exceeded all key financial goals including Adjusted Premiums, Fees, and Other Revenues; Core Adjusted Earnings; Adjusted ROE; and cash available for business reinvestment or distribution to Shareholders; and remained within budget for spending as well as Core Direct Expense Ratio.

•	MetLife’s flagship U.S. Group Benefits business generated Core Adjusted Earnings of $1.3 billion, nearly double the earnings from this business just 3 years earlier.

•	Retirement and Income Solutions capitalized on market trends and delivered MetLife's second-best year ever in the pension risk transfer business, with sales of $4.3 billion.

•
MetLife expanded its U.S. voluntary benefit offerings through new product launches by acquiring Bequest, INC (d/b/a Willing, a leading digital estate planning service) as well as PetFirst Healthcare, LLC (a fast-growing pet health insurance administrator).

•	The Company simplified the customer experience across all lines of business through analytics, employee training and robotics.

Compensation:
Mr. Khalaf recommended, and the Committee endorsed, AVIP and LTI awards for 2019 that reflect Mr. Tadros’s achievements as President, U.S. Business for the majority of the year, including new milestones in MetLife’s flagship U.S. Group Benefits business and Retirement & Income Solutions.

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The amounts in the charts above reflect the base salary earned in 2019, the AVIP awards for 2019 performance, and the LTI granted in 2020.
Some of the performance measures in this section entitled “Aspects of Individual Performance” are not calculated based on GAAP. They should be read in conjunction with the information in “Non-GAAP and Other Financial Disclosures” in Appendix B of this Proxy Statement, which includes non-GAAP financial information, definitions and/or reconciliations to the most directly comparable measures that are based on GAAP. See also A Note About Financial Measures.
Mr. Lippert left MetLife effective April 30, 2019. The Company did not grant Mr. Lippert any bonus, cash incentive award, or LTI in respect of 2019 performance.

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What are our executive compensation practices?
Compensation Philosophy and Objectives

Provide competitive Total Compensation opportunities to attract, retain, engage, and motivate high-performing executives
Align compensation plans with short- and long-term business strategies

Align the financial interests of executives with shareholders’ through LTI and Share ownership requirements
Make a vast majority of Total Compensation variable and subject to Company and individual performance.

Key Features of MetLife’s Executive Compensation Program

MetLife’s compensation program has multiple features that promote the Company’s success, including:

paying for performance: vast majority of compensation is variable without guarantee, and dependent on achievement of business results.
aligning executives’ interests with those of shareholders: vast majority of incentive compensation is Share-based, and executives are expected to meet Share ownership requirements.

encouraging long-term decision-making: Stock Options and Restricted Stock Units vest over three years, Stock Options may normally be exercised over 10 years, and the ultimate value of Performance Shares is determined by the Company’s performance over three years.

rewarding achievement of the Company’s business goals: amounts available for annual incentive awards are based on Company performance compared to its Business Plan; individual awards take account of individual performance relative to individual goals.

avoiding incentives to take excessive risk: the Company does not make formulaic individual awards, uses Adjusted Earnings (which excludes net investment gains and losses and net derivative gains and losses) as a key performance indicator, avoids incentives to take excessive risk in the Company’s investment portfolio, and uses multi-year performance to determine the payout of LTI.

maintaining a performance-based compensation recoupment (“clawback”) policy: the Company may seek recovery for employee fraudulent or other wrongful conduct that harmed MetLife, including an accounting restatement as a result of material noncompliance with financial reporting requirements, and from Executive Group members based on materially inaccurate performance measures regardless of fault.

The Company’s compensation program excludes practices that would be contrary to the Company’s compensation philosophy and contrary to shareholders’ interests. For example, the Company:

does not offer Executive Group members a supplemental executive retirement plan that adds years of service or includes long-term incentive compensation in the benefits formula.
does not provide excessive perquisites.
does not allow repricing or replacing of Stock Options without prior shareholder approval.

does not provide any “single trigger” change-in-control severance pay, or “single trigger” vesting of LTI upon a change-in-control without the opportunity for the Company or a successor to substitute alternative awards that remain subject to vesting.

does not provide any change-in-control severance pay beyond two times average salary and annual cash incentive pay.

does not provide for any excise tax payment or tax gross-up for change-in-control related payments, or for tax gross-up for any perquisites or benefits, other than in connection with relocation or other transition arrangements.

does not allow directors, executives, or other associates, to engage in pledging, hedging, short sales, or trading in put and call options with respect to the Company’s securities.
does not offer employment contracts to U.S.-based Executive Group members.

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2020 Say-on-Pay Vote and Shareholder Engagement
In 2019, the Company’s shareholders voted by 95% of shares casting votes to approve the Company’s executive compensation programs and policies and the resulting compensation described in the 2019 Proxy Statement. Since 2011, the Company’s average vote has been over 95% positive.
Because the vote was advisory, the result was not binding on the Compensation Committee. However, the Committee considered the vote to be an endorsement of the Company’s executive compensation programs and policies, and took into account that support in reviewing those programs and policies.
The Company has also discussed the vote, along with aspects of its executive compensation, business strategy, and corporate governance practices, talent management, and corporate responsibility initiatives, with several of our largest shareholders to gain a deeper understanding of their perspectives. See Shareholder Engagement for more information.

With regard to executive compensation, in recent years shareholders generally:

•	praised the quality of the Company’s disclosure, consistency in program design, performance metrics, and articulation of business strategy.

•	supported the Company’s executive compensation program design and its alignment with the Company’s business strategy.

•	urged management to continue to execute consistently and improve TSR performance.

•	agreed that the Committee’s selective use of discretion in the design and administration of incentive plans is reasonable, so long as it aligns pay with performance.

•	were pleased with the Company’s growing focus on ESG practices and its sustainability initiatives.

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Components of Compensation and Benefits
The primary components of the Company’s regular executive compensation and benefits program play various strategic roles:

Description	Strategic Role

Total Compensation
Base Salary is determined based on position, scope of responsibilities, individual performance and experience, and competitive data.	Provides fixed compensation for services during the year.

Annual Incentive Awards are:
•  variable based on performance relative to Company and individual goals and additional business challenges or opportunities that arose during the year.
•  determined through the Compensation Committee assessment of all of these factors as a whole.

•  Serve as the primary compensation vehicle for recognizing and differentiating individual performance each year.
•  Motivate Executive Group members and other employees to achieve strong annual business results that will contribute to the Company’s long-term success, without creating an incentive to take excessive risk.

Stock-Based Long-Term Incentive Awards are:
•  based on the Compensation Committee’s assessment of individual responsibility, performance, relative contribution, and potential for assuming increased responsibilities, and future contributions.
•  dependent on the value of Shares (Restricted Stock Units), increases in the price of Shares (Stock Options), or a combination of MetLife’s performance as well as the value of Shares (Performance Shares). Cash-paid equivalents are used outside the U.S.
•  granted each year to provide overlapping vesting and performance cycles.
•  delivered, beginning with awards made in 2018 to Executive Group members as part of Total Compensation, in these proportions:

•  Ensure that Executive Group members have a significant continuing stake in the long-term financial success of the Company (see “Executive Share Ownership” in How Do We Manage Risk Related to Our Compensation Program).
•  Align executives’ interests with those of shareholders.
•  Encourage decisions and reward performance that contribute to the long-term growth of the Company’s business and enhance shareholder value.
•  Motivate Executive Group members to outperform MetLife’s competition.
•  Encourage executives to remain with MetLife.

Stock-Based Long-Term Incentive Mix for CEO and other Executive Group Members

Benefits

Retirement Program and Other Benefits include post-retirement income (pension) and the opportunity to save a portion of current compensation for retirement and other future needs (401(k) program and nonqualified deferred compensation).

Attract and retain executives and other employees.
Potential Termination Payments
Severance Pay and Related Benefits include transition assistance if employment ends due to job elimination or, in limited circumstances, performance.	Encourage focus on transition to other opportunities and allow the Company to obtain a release of employment-related claims.

Change-in-Control Benefits include:
•   double-trigger severance pay and related benefits, if the Executive Group member’s employment is terminated without cause or the Executive Group member resigns with good reason following a change-in-control.
•  replacement or vesting of LTI.

•   Retain Executive Group members during a change-in-control.
•   Promote the unbiased efforts of the Executive Group members to maximize shareholder value during and after a change-in-control.
•   Keep executives whole in situations where Shares may no longer exist or awards otherwise cannot or will not be replaced.

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Determining Total Compensation for 2019 Performance
In determining executive compensation for performance year 2019, the Compensation Committee considered the Executive Group’s performance both as a whole and individually. The Committee made its decisions in the context of its review of business results, including those described in Highlights of Business Results. The Committee also reviewed reports and analyses on competitive compensation for comparable positions at peer companies, and in the broader market where the Company competes for executive talent.
A description of the process for determining Total Compensation follows.
Process for Determining CEO Compensation
Early in 2019, now former CEO Mr. Kandarian, then CEO-designate Mr. Khalaf, and the Committee established goals and objectives that were designed to drive Company performance, including shared responsibility for 2019 financial performance. Mr. Khalaf succeeded Mr. Kandarian as CEO on May 1, 2019 upon Mr. Kandarian’s retirement.
The Committee assessed Mr. Kandarian’s and Mr. Khalaf’s 2019 performance against these goals in early 2020. The Committee endorsed Total Compensation for each, including annual incentive and - for Mr. Khalaf - LTI, based on these assessments, and recommended it to the Independent Directors for their approval. For a description of the Business Plan goals and the performance that the Committee and Board reviewed, see Highlights of Business Results and Aspects of Individual Performance.
As CEO, Mr. Khalaf’s compensation is higher than other Executive Group members due to the position’s broader responsibilities and higher levels of accountability relative to other senior executives in the Company in 2019, as well as competitive market data.

Process for Determining Compensation of Other Executive Group Members
Early in 2019, Mr. Kandarian and Mr. Khalaf met with each Executive Group member to agree on the executive’s goals for 2019. Mr. Khalaf and Mr. Kandarian also partnered on the evaluation of each Executive Group member’s 2019 performance.
In early 2020, Mr. Khalaf shared with the Committee an assessment of each Executive Group members’ performance during 2019 relative to their goals and the additional business challenges and opportunities that arose during the year. Based on this assessment, Mr. Khalaf recommended Total Compensation amounts for each such Executive Group member, other than himself and former CEO Mr. Kandarian. The Committee reviewed and endorsed the components of each Executive Group member’s Total Compensation for the Board of Directors’ approval. In each case, Mr. Khalaf and the Committee considered the executive’s performance, future potential, available competitive data, compensation opportunities for each position, retention needs, and fit within the executive talent market, aligned with MetLife’s compensation philosophy and objectives.
The Executive Vice President and Chief Human Resources Officer of the Company (the CHRO) provided the Committee with advice and recommendations on the form and overall level of executive compensation. The CHRO provided guidance and information to Mr. Khalaf to assist in this process, other than with respect to the CHRO’s own compensation. The CHRO also provided guidance to the Committee on its general administration of the programs and plans in which Executive Group members, as well as other employees, participate.
Other than as described above, no Executive Group member played a role in determining the compensation of any of the other Executive Group members. No Executive Group member took part in the Board’s consideration of the executive’s own compensation. The CEO does not have any authority to grant Share-based awards of any kind to any Executive Group members, the Chief Accounting Officer, or Directors of the Company.

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How did we compensate our CEO and other Named Executive Officers?
Base Salary
The base salaries earned by the Named Executive Officers in 2019 are reported in the Summary Compensation Table. The Compensation Committee endorsed the following base salary increases in 2019:

•	$350,000 for Mr. Khalaf, reflecting his promotion to CEO May 1, 2019.

•	$150,000 for Mr. McCallion, based on his 2018 performance and additional responsibility for MetLife Holdings.

•	$120,000 for Mr. Goulart, based on his 2018 performance.

•	$110,000 for Mr. Tadros, based on his 2018 performance and promotion to President, U.S. Business May 1, 2019.
Annual Incentive Awards
The MetLife Annual Variable Incentive Plan (AVIP), provides eligible employees, including Executive Group members, the opportunity to earn annual cash incentive awards. For awards for 2019 performance, AVIP was administered as a Cash-Based Awards program under the MetLife, Inc. 2015 Stock and Incentive Compensation Plan (2015 Stock and Incentive Plan). The 2019 AVIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
The Committee also made a cash incentive award to Mr. Kandarian for his partial-year 2019 performance. This award is also reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

AVIP Performance Funding
Each year, the Committee endorses the maximum aggregate amount available for AVIP awards for administrative (non-sales) employees around the world, approximately 28,000 employees for 2019.
Consistent with past practice, this approach uses an AVIP Performance Funding Level, a number based on the Company’s Adjusted Earnings compared to the Company’s 2019 Business Plan, multiplied by the total annual incentive compensation planning targets for all eligible employees, subject to the Committee’s assessment of overall performance and other relevant factors.
The Committee uses Adjusted Earnings as a key metric because doing so aligns compensation with bottom-line performance that generates shareholder value over time. Using Adjusted Earnings, rather than GAAP net income, focuses on the Company’s primary businesses excluding the impact of market volatility, which could distort results, and revenues and costs related to areas such as non-core products, divested businesses, and discontinued operations. Adjusted Earnings excludes the impact of net investment gains and losses and net derivative gains and losses, which helps mitigate the potential for excessive risk-taking. Adjusted Earnings also enhances shareholders’ understanding of MetLife’s results without the impact of asymmetrical and non-economic accounting for certain net derivatives gains and losses and certain hedging activity.
To facilitate prudent risk management, the Company’s Adjusted Earnings is modified to eliminate the impact (if any) of variable investment income on an after-tax basis (VII) that was higher or lower than the Business Plan goal by 10% or more (Adjusted Earnings for AVIP).

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The Committee’s methodology to determine the AVIP Performance Funding Level is outlined in the following chart, indicating how the Performance Funding Level changes relative to Adjusted Earnings performance against the Business Plan goal:
See Appendix A for further details.
The Compensation Committee used the same methodology for 2019 to determine total available AVIP funding for awards to all eligible employees, based on Adjusted Earnings compared to Business Plan, as it has used for the past several years.
The Committee’s approach avoids providing incentives for employees to take excessive risk.

•	Adjusted Earnings excludes net investment gains and losses and net derivative gains and losses.

•
The formula excludes VII that is more than 10% higher or lower than the Business Plan goal. This avoids excessive rewards or penalties due to volatile investment returns. As a result, it does not create an incentive to take excessive risk in the Company’s investment portfolio and so facilitates prudent risk management. VII for 2019 was $103 million, net of income tax, above this range. As a result, the Committee reduced Adjusted Earnings by that amount.

•
This approach is not an unlimited function of revenues. Rather, this approach caps the amount that can be generated for AVIP awards, and is a function of financial measures that take account of the Company’s costs and liabilities.

The Adjusted Earnings that the Committee used for AVIP Performance Funding was above the 2019 Business Plan target. These results reflected favorable performance as well as favorable tax items and market factors, partially offset by the annual actuarial assumption review.

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For purposes of determining 2019 AVIP Adjusted Earnings, the Committee modified Adjusted Earnings for certain items. The net result was a 6.7% reduction to Adjusted Earnings for AVIP Purposes.

Reason for Decrease	(Decrease) (in millions)

Reversal of prior U.S. tax reform charges	($164)
Reversal of a prior uncertain tax position	($222)
Total decrease to Adjusted Earnings for AVIP	($386)

Reversal of prior U.S. Tax Reform charges. Consistent with past practice, the Committee neutralized the beneficial as well as detrimental effects of U.S. tax reform beyond provided in MetLife’s Business Plan. In determining Adjusted Earnings for prior years’ AVIP, the Company excluded U.S. tax reform-related charges. In 2019, the Company reversed such a charge by $164 million, net of income tax, as it resolved issues with the Internal Revenue Service (IRS). Company management recommended — and the Committee endorsed — that management should not benefit from this charge reversal, and that 2019 Adjusted Earnings for AVIP purposes should be reduced by this amount.
Reversal of a Prior Uncertain Tax Position. In determining Adjusted Earnings for prior years’ AVIP, the Company excluded charges related to an uncertain tax position for a wholly-owned U.K. subsidiary. As disclosed in its 2019 Proxy Statement, the Company settled with the IRS for a portion of this charge in 2018, and excluded a reserve release of $338 million, net of income tax, from Adjusted Earnings for 2018 AVIP purposes. In 2019, the Company reached a settlement with the IRS for the remainder of this charge and released reserves of $222 million, net of income tax. Company management recommended — and the Committee endorsed — that management should not benefit from this settlement, and that 2019 Adjusted Earnings for AVIP purposes should be reduced by this amount.

Individual Annual Incentive Awards
The Committee endorsed the Executive Group members’ 2019 individual annual awards in consideration of the Company’s key financial performance goals and results described in Highlights of Business Results and key aspects of the performance of each of the Named Executive Officers who remain with MetLife (Active Named Executive Officers) relative to their objectives as discussed in Aspects of Individual Performance. Each of these awards is reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

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Stock-Based Long-Term Incentives (LTI)
The Committee endorses the award value of LTI for approval by the Independent Directors in consideration of the Company’s key financial performance goals and results as part of MetLife’s Total Compensation program. The Company’s LTI is comprised of Performance Shares, Restricted Stock Units, Stock Options, and, in some cases outside the United States, cash payable equivalents. The Committee endorses the number of Performance Shares and Restricted Stock Units (and cash payable equivalents) in each award by dividing that portion of the LTI award value by the Share closing price on the grant date. The number of Stock Options (and cash-payable equivalents) in the award is determined by dividing that portion of the LTI award value by one-third of the Share closing price on the grant date. If the Share closing price on the grant date is outside a 15% range (higher or lower) of the average Share closing price for the year to date, MetLife uses that average closing price instead of the closing price on the grant date to determine the number of units in each LTI award.
For information about the specific grants of LTI to the Named Executive Officers in 2019, see Grants of Plan-Based Awards.
Stock Options
The Company grants Stock Options with an exercise price equal to the closing price of Shares on the grant date. The value of Stock Options depends exclusively on increases in the price of Shares. One-third of each award of Stock Options becomes exercisable on each of the first three anniversaries of the date of grant.
Restricted Stock Units
The Company delivers Shares for Restricted Stock Units after the end of a predetermined vesting period. Awards generally vest in thirds, and Shares are delivered, after each of the first three anniversaries of the grant date (assuming for awards the Committee granted in 2017 and earlier that the Company met goals set for purposes of Section 162(m) of the United States Internal Revenue Code (the Code)) (see “Tax Considerations” in How Do We Manage Risk Related to Our Compensation Program).
From time to time, the Company grants Restricted Stock Units that vest in their entirety on the third or later anniversary of their grant date. It does so in order to encourage a candidate to begin employment with MetLife (especially where the candidate would forfeit long-term compensation awards from another employer by doing so) or as a means of reinforcing retention efforts, particularly in cases of exceptional performance, critical skills, or key roles.
Performance Shares
The Company delivers Shares for Performance Shares after the end of a three-year performance period. The Performance Factor MetLife uses to determine the number Shares paid depends Company performance.
The Compensation Committee established performance metrics for Performance Share awards using:

•	the Company’s Adjusted ROE compared to its Business Plan goals; and

•	TSR, which reflects total return on Shares including change in Share price and imputed reinvested dividends, compared to the group of competitors listed in Appendix A (the TSR Peer Group).
The Committee chose Adjusted ROE because it directly supports the Company’s strategy to achieve superior shareholder returns. Adjusted ROE focuses employees on the efficient use of capital, which will drive TSR over time. Adjusted ROE is Adjusted Earnings divided by average common stockholders’ equity.
The use of TSR ensures that final awards are aligned with our shareholders’ experience. The metrics include one absolute measure (Adjusted ROE) to directly link to the Company’s Business Plan and one relative measure (TSR) based on the TSR Peer Group, which reflects our business model and global reach, and includes key competitors for business and/or investors.
Each of these two factors is measured over the three-year performance period and each is weighted equally. The overall maximum performance factor is 175%. For awards made in 2017 and earlier, payment was subject to the satisfaction of the applicable Section 162(m) goals.
The performance goal for Adjusted ROE is established at the beginning of each three-year performance period and is based on a rigorous long-range business plan vetted, and approved by the Board of Directors. This Business Plan is informed by macroeconomic forecasts as well as industry and peer performance.
For awards made in 2018 and earlier, the Committee may consider how events such as significant unplanned acquisitions or dispositions, unplanned tax, accounting and accounting presentation changes, and unplanned restructuring or reorganization costs affect the Company’s Adjusted ROE.

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For awards made in 2019 and later, the Committee may modify the Adjusted ROE performance factor component only if it determines that a significant event, standing alone, changed the Adjusted ROE performance result compared to the Company’s Business Plan. “Significant Events” include accounting changes, business combinations, restructuring, nonrecurring tax events, common share issuance or repurchases, catastrophes, litigation, and regulatory settlements, asbestos and environment events, certain specified classes of non-coupon investments, and other significant nonrecurring, infrequent, or unusual items.
If the Committee determines in its informed judgment that an event has or will have a substantial effect on the business or TSR of a TSR Peer Group company, it will remove that company from the list. Such events include bankruptcies, insolvencies, delisting, and divestitures, mergers, acquisitions, or similar transactions that significantly change the major markets or operational scope of business.

Notably, and consistent with previous years, the performance metrics call for a cap to the Performance Factor at 100% if the Company’s TSR for the performance period is zero or negative. This applies even if the Company’s Adjusted ROE exceeds the performance goal and the Company’s TSR outperforms its peers. This cap is an overall safeguard to ensure alignment with shareholders.
The Board has also set Adjusted ROE Business Plan goals that require a meaningful stretch from prior goals and performance, considering the Company’s commitment to responsible growth through management performance, while also considering tax changes, accounting changes, and movements in currency exchange rates, interest rates, and other market factors. The payout for these Performance Share awards will be disclosed after the end of each performance period.

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With respect to the TSR component of the Performance Factor, the Committee assesses the Company’s performance against competitors around the world to reflect MetLife’s business model and global reach. As a result, the TSR metric reflects the TSR Peer Group, a group of competitors for capital, business, and executive talent that is more globally diverse than the Comparator Group the Committee uses for peer Total Compensation purposes.
The Compensation Committee reviewed the TSR Peer Group in 2018 and updated it for 2019 awards to ensure it reflected key competitors for business and/or investors. See the 2019 Proxy Statement for more information. The Committee made no changes for 2020 awards.

Aflac
Allianz
Allstate
AIG
AXA
Chubb
Dai-Ichi
Globe Life
The Hartford
Legal & General
Lincoln National
Manulife
Principal
Prudential Financial
Prudential plc
Sun Life
Travelers
Unum
Zurich

See Appendix A for further details.

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The following charts show the metrics the Committee uses to determine the Performance Factor, and how the outcome is tied to Company performance. The charts also reflect the Committee’s determination of the Performance Factor for the 2017-2019 performance period; this award vested at the end of 2019.

Adjusted ROE: 50% Component of Performance Factor

Performance Factor
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
175%
103.8%*
100%
25%
0%
0%
80%
100%
Actual 11.4%
120%
2017-2019
9.0%
11.3%
13.6%

Adjusted ROE Performance

(as a Percentage of Business Plan Goal)

*2017-2019 Performance Factor component

TSR: 50% Component of Performance Factor

Performance Factor
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
175%
79.0%*
100%
25%
Actual
43rd
percentile
1st
percentile
25th
percentile
50th
percentile
87.5th
percentile

TSR Performance

(as a Percentile of Peers)

*2017-2019 Performance Factor component

Performance Factor **91.4%** (average)

The Committee established Adjusted ROE performance goals for the 2017-2019 Performance Shares (and cash equivalents) in early 2017. In determining the performance factor for that period, the Committee modified:

•	the goal to exclude Brighthouse Financial and the impact of its separation;

•	Adjusted ROE results for 2019 for the same items it excluded in determining the total funding for 2019 AVIP awards, and for the same reasons (see “Annual Incentive Awards” above);

•
Adjusted ROE results for 2019 to exclude a $389 million, net of income tax, benefit from a lower than expected effective tax rate due to tax reform in the United States enacted in 2018, long after the Company set its 2017-2019 Business Plan; and

•
Adjusted ROE results for 2018 and 2017. Each year is included as either the first, second, or third year of one of three Performance Share performance periods. The Company explained the modifications for 2018 and 2017 in MetLife’s prior Proxy Statements for purposes of prior Performance Share performance factors.

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Value Realized From Performance Shares/Units Vested in 2019
This table shows how the performance factor and change in Share value affected the value award holders realized from 2017-2019 Performance Shares (or cash equivalents):

2017-2019 Performance Shares/Units - Realized Value Illustration

Event	# of Shares/Units (example only)	Date	Share Price ($)	Award Value (pre-tax) ($)

At Grant	1,000	February 28, 2017	46.85	46,850
At Board approval of 91.4% Performance Factor	914	February 25, 2020	47.58	43,488

Award Value at Board approval of Performance Factor as a % of Award Value at Grant (reflects Performance Factor and change in Share price)				92.8%

The Share Price At Grant reflects an adjustment to the February 28, 2017 closing price due to the Brighthouse Financial Separation, which occurred after the Committee granted the Performance Shares. The adjustment is necessary for illustration of this hypothetical because award holders, unlike shareholders, received no Brighthouse Financial, Inc. common stock. The Share Price At Board approval of the performance factor is the Share closing price on February 25, 2020.
Award Value differs from the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718; the grant date fair value was disclosed in the Company's 2018 Proxy Statement on the Grants of Plan-Based Awards table. For more information, see Option Exercises and Stock Vested.
Outstanding Performance Shares continue to vest, subject to the same performance metrics as recent awards. As a result, their Performance Shares continue to reflect MetLife’s Adjusted ROE performance and TSR. For more information, see Outstanding Equity Awards.

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Phantom Stock-Based Awards
The Company grants cash-settled stock-based awards (Phantom Awards) to employees based outside the United States, if paying cash is more appropriate than delivering Shares in light of tax and other regulatory circumstances. Each vehicle has the same LTI award value, performance metrics, and vesting requirements as its Share-payable equivalent.

•
Each Unit Option represents the right to receive a cash payment equal to the closing price of a Share on the surrender date chosen by the employee, less the closing price on the grant date. One-third of each award of Unit Options becomes exercisable on each of the first three anniversaries of the date of grant.

•
Performance Units are units that, if they vest, are multiplied by the same performance factor used for Performance Shares for the applicable period and payable in cash equal to the closing price of a Share. Payment for Performance Units granted in 2017 and earlier was contingent on Company achievement of goals set for Section 162(m) purposes.

•
Restricted Units are units that vest on the same schedules as Restricted Stock Units and, if they vest, each is payable in cash equal to the closing price of a Share on the vesting date. Payment for Restricted Units granted in 2017 and earlier that vest and pay out in three annual installments was contingent on Company achievement of goals set for Section 162(m) purposes.

Vesting
Employees whose combined age and complete years of MetLife employment is 65 or more, with at least 5 complete years of MetLife employment (the Rule of 65), will retain their awards following the end of their employment, unless discharged for cause.
Restrictive Covenants
In order to protect the Company, MetLife’s LTI provides that Executive Group members who leave MetLife and provide services to a competitor, or any employee who violates MetLife’s U.S. agreement to protect corporate property or disparages MetLife, may lose those awards. The agreement to protect corporate property protects MetLife’s ownership of its property and information (including intellectual property), and prohibits the employee from interfering with MetLife’s business or soliciting MetLife’s employees or certain of its agents to leave MetLife until 18 months following the end of employment.

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Retirement and Other Benefits
MetLife recognizes the importance of providing comprehensive, cost-effective benefits to attract, retain, engage, and motivate talented employees. The Company reviews its benefits program from time to time and makes adjustments to the design of the program to meet these objectives and to remain competitive with other employers.
U.S.-Based Pension Program
The Company sponsors a pension program in which all eligible U.S.-based employees, including each U.S.-based Executive Group member, participate after one year of service. The program rewards employees for the length of their service and, indirectly, for their job performance because the amount of benefits increases with the length of employees’ service and the salary and annual incentive awards they earn.
The program includes the MetLife Retirement Plan (the Retirement Plan) and the MetLife Auxiliary Retirement Plan (Auxiliary Retirement Plan), an unfunded nonqualified plan. The Auxiliary Retirement Plan provides pension benefits that would apply under the (qualified) Retirement Plan if U.S. tax limits on eligible compensation did not apply. It provides no additional or special benefits for Executive Group members. The same compensation formula were used for benefits accrued in both plans in 2019.
Pension Plans Applicable to Mr. Khalaf
From January through April, 2019, Mr. Khalaf accrued benefits for his compensation and service under the Deferred Compensation Plan for Globally Mobile Employees (the Globally Mobile Plan),which rewards employees with benefits based in part on length of service and in part on final average base salary. From May, 2019 to year-end 2019, Mr. Khalaf accrued benefits for his compensation and service under the U.S.-Based Pension Program.
At no time did Mr. Khalaf accrue benefits for his 2019 compensation and service under more than one program.
For additional information about pension benefits for the Named Executive Officers, see Pension Benefits.

401(k) Program for U.S.-Based Executives
The Company sponsors a 401(k) program for U.S. based employees in which each U.S.-based Executive Group member is eligible to contribute a portion of eligible compensation. U.S. employees are also eligible for employer matching contributions in order to encourage and reward such savings.
The program includes the MetLife 401(k) Plan (the 401(k) Plan), a tax-qualified defined contribution plan that includes pre-tax deferrals, Roth contributions, and after-tax employee contributions, and employer matching contributions under Internal Revenue Code Section 401(k). The program also includes the MetLife Auxiliary Match Plan (Auxiliary Match Plan), an unfunded nonqualified deferred compensation plan. The Auxiliary Match Plan provides employer matching contributions for employees who elect to contribute to the 401(k) Plan and who have compensation beyond annual Internal Revenue Code limits.
Employer matching contributions for the Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Because the Auxiliary Match Plan is a nonqualified deferred compensation plan, the Company’s contributions to the Named Executive Officers’ accounts, and the Named Executive Officers’ accumulated account balances and any payouts made during 2019, are reported in the table entitled Nonqualified Deferred Compensation .
U.S.-Based Nonqualified Deferred Compensation Program
The Company sponsors a nonqualified deferred compensation program for employees at the Assistant Vice President level and above in the U.S., including each Executive Group member. The opportunity to delay paying taxes on the compensation, and for tax-deferred simulated investment returns, encourage employees to remain with the Company. See Nonqualified Deferred Compensation for amounts of nonqualified deferred compensation reported for the Named Executive Officers.

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Perquisites
The Company provided Executive Group members limited perquisites in 2019.

•
The Company leases an aircraft for purposes of efficient business travel by the Company’s executives. The CEO may occasionally use the Company’s aircraft for personal travel, but the Company does not require the CEO to use the Company’s aircraft for business or personal purposes. The CEO must reimburse the Company for any personal use that exceeds $200,000 in incremental cost in any calendar year.

•	To maximize the accessibility of Executive Group members, the Company makes leased vehicles and drivers or other car services available to executives for commuting and personal use.

•
For recordkeeping and administrative convenience of the Company, the Company pays certain other costs, such as those for travel and meals for family members accompanying Executive Group members on business functions.

•
The Company holds events to facilitate and strengthen its relationship with customers, potential customers, and other business partners, such as events at MetLife Stadium. The Company occasionally allows employees, including the Executive Group members, and their family members, personal use of its facilities at MetLife Stadium, to the extent space at such events is available or the facilities are not in use for business purposes.

•
MetLife transferred Mr. Khalaf from the United Arab Emirates to the United States beginning in 2017. In 2019, MetLife provided home purchase support, professional tax services, final shipment of his family’s home furnishings, and tax make whole for the shipment benefit, each consistent with the Company’s current policy.

•
Mr. McCallion’s previous MetLife service in EMEA caused multi-jurisdiction tax complexity that persisted for several years after his return to the U.S. As a result, MetLife, Inc. agreed to provide Mr. McCallion with tax return preparation services with respect to 2019.

Aside from limited tax equalization and gross-ups for Executive Group members based outside or relocating to the United States, each Executive Group member is responsible for any personal income taxes due as a result of receiving these benefits.
The incremental cost of perquisites provided to the Named Executive Officers in respect of 2019 is included in the “All Other Compensation” column of the Summary Compensation Table, if the total cost of those perquisites for that executive exceeded $10,000.

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Potential Termination Payments
Severance Pay and Related Benefits
The following describes the Company’s standard severance program and how it was applied in 2019. The Company may, in the future, enter into severance agreements that differ from the general terms of the program where business circumstances warrant.
If the employment of a U.S.-based Executive Group member ends involuntarily due to job elimination or, in limited circumstances, due to performance, he or she may be eligible for the severance program available to substantially all salaried employees. The program generally provides employees with severance pay, outplacement services, and other benefits. Employees terminated for cause, as defined under the program, are not eligible. The amount of severance pay reflects the employees’ salary grade, base salary rate, and length of service. The severance pay formula for officer-level employees is potentially higher than that for other employees. Longer-service employees receive greater payments than shorter-service employees, given the same salary grade and base salary. Depending on the terms of the individual’s particular award, employees who meet the Rule of 65 or other applicable age and service criteria retain their outstanding LTI. Otherwise, employees who receive severance pay also generally receive a pro rata cash payment in consideration of certain unretained Performance Shares and Performance Units (generally, those awards granted in prior calendar years).
On April 30, 2019, Executive Vice President, Global Technology and Operations, Martin J. Lippert, left MetLife. The Company entered into a separation agreement with Mr. Lippert. For more information, see “Separation Arrangements for Mr. Lippert” in Potential Payments upon Termination or Change-in-Control .

Change-in-Control Arrangements
The Company has adopted arrangements that would impact the Executive Group members’ compensation and benefits upon a change-in-control of MetLife. None of the Executive Group members is entitled to any excise tax gross-up either on severance pay or on any other benefits payable in connection with a change-in-control of the Company.
The Company established the MetLife Executive Severance Plan (Executive Severance Plan) in 2007 to apply to all Executive Group members and replace individual change-in-control agreements.
The Board determined the terms of the plan based on its judgment of what is necessary to maximize shareholder value should a change-in-control occur. The Company designed the elements of its change-in-control definition to include circumstances where effective control over the Company would be captured by interests that differ substantially from those of the broad shareholder base the Company now has, without impinging on the Company’s flexibility to engage in transactions that are unlikely to involve such a transformation. An Executive Group member who receives benefits under the Executive Severance Plan would not also be eligible to receive severance pay under the Company’s severance plan that is available to substantially all salaried employees.
The Executive Severance Plan does not provide for any payments or benefits based solely on a change-in-control of MetLife. Rather, the Plan provides for severance pay and related benefits only if the executive’s employment also ends under certain circumstances.
The Company’s LTI also includes change-in-control arrangements. Under these arrangements, MetLife or its successor may substitute an alternative award of equivalent value and vesting provisions no less favorable than the award being replaced. Only if such substitution does not occur would the awards vest immediately upon a change-in-control.
For additional information about change-in-control arrangements, including the Company’s definition of change-in-control for these purposes, see Potential Payments upon Termination or Change-in-Control.

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How do we review compensation against peer companies?
The Compensation Committee periodically reviews the competitiveness of MetLife’s Total Compensation framework using data reflecting a comparator group of companies in the insurance and broader financial services industries with which MetLife competes for executive talent (the Compensation Comparator Group).
The Committee chose the members of the Comparator Group based on the size of the firms relative to MetLife and the extent of their global presence or their similarity to MetLife in the importance of investment, and risk management to their businesses, as well as their being competitors for executive talent. It reviews the composition of the Comparator Group from time to time to ensure that the group remains an appropriate comparator group for the Company.
In determining the Executive Group member’s Total Compensation for 2019, the Committee considered the increasingly global nature of the Company’s business and the Company’s size, scope, and complexity relative to its peers, the challenges the Executive Group manages, and the Committee’s expectations for the executive’s and the Company’s performance. MetLife’s competitive compensation philosophy is generally to provide Total Compensation around the size-adjusted median for like positions at Comparator Group companies, taking into account MetLife’s assets, revenue, and market capitalization relative to other companies in the Comparator Group. As a result, the Committee considered an Executive Group member’s Total Compensation to be competitive if it fell within a reasonable range of that size-adjusted median. While the Committee considers the competitive range, its compensation decisions are also based on individual factors such as performance, expectations of contributions to future performance, experience, and retention considerations. The Committee reviewed individual elements of the Executive Group members’ Total Compensation in comparison to available Comparator Group data, with a primary focus on Total Compensation. For 2019 performance and expectations of future contributions, each Full-Year Named Executive Officer’s Total Compensation fell within or close to the 80% to 120% range of the point representing the size-adjusted median for the executive’s 2019 position.

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MetLife is excluded from the Comparator Group when determining its percentile.
See Appendix A for further details.

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Comparator Group and Performance Share TSR Peer Group
MetLife competes for executive talent with the compensation Comparator Group companies in the insurance and broader financial services industries. These companies also disclose compensation data that allows the Company to make useful comparisons.
The Performance Share global TSR Peer Group includes MetLife’s key publicly-traded insurance company competitors for business and/or investors. These competitors face business challenges similar to those MetLife faces, and therefore make more appropriate performance comparators than do some of the Comparator Group companies.

Performance Share TSR Peers (Insurance Companies)

Aflac	Manulife	American Express	JPMorgan Chase	Compensation Comparator Group (Insurance and Financial Services Companies)
AIG	Prudential	Bank of America	Morgan Stanley
Allstate	Sun Life	Citigroup	U.S. Bancorp
AXA	Travelers	HSBC	Wells Fargo
The Hartford

Allianz	Lincoln National
Chubb	Principal Financial
Dai-ichi	Prudential plc
Globe Life Inc.	Unum
Legal & General	Zurich

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How do we manage risk related to our compensation program?
Risk Management
MetLife’s compensation program leverages best practices and has a number of features that contribute to prudent decision making and do not incent executives to take excessive risks.

Incentive compensation aligned with risk management
• Adjusted Earnings – an important incentive compensation metric – excludes net investment gains and losses, and net derivative gains and losses
- Executives are not penalized for hedging exposures to various risks inherent in a number of products, and not rewarded when the hedging positions benefit the Company
- Executives are not rewarded for harvesting capital gains beyond prudent capital and risk management
- Aligns with Company policy not to use derivatives for speculative purposes
• Company assesses Executives’ performance in risk management and governance practices

Long-term focus
• Three-year overlapping performance periods and vesting for long-term incentive compensation
• Time horizons for compensation reflect the extended time horizons for the results of many business decisions

Performance-based compensation recoupment (“clawback”) policy
• Applies to all employees, including Executive Group members
• Company may seek to recoup performance-based compensation with respect to period of misconduct
• Misconduct is fraudulent or other wrongful conduct that causes the Company or its business financial or reputational harm, including an accounting restatement required by material noncompliance with financial reporting requirements
• For Executive Group members, Company may also seek to recoup compensation based on materially inaccurate performance measures, regardless of fault
• Reinforces Company’s intent to consider recovering compensation where the policy applies

Hedging and pledging policies
• Directors and employees, including Executive Group members, may not short-sell, hedge, trade in put and call options in, or pledge their Company securities
• Intended to prevent a misalignment, or appearance of misalignment, of interests with shareholders

Annual risk-review of incentive compensation programs
• Chief Risk Officer reviews programs and reports to the Compensation Committee
• Intended to ensure that programs do not encourage excessive risk-taking
• Analyzes performance measures, performance periods, payment determination processes, management controls, and risk management processes
• Chief Risk Officer concluded that compensation programs did not encourage excessive risk-taking and, as a result, are not reasonably likely to have a material adverse effect on the Company

Share ownership requirements
• Ensure that executives’ interests are aligned with those of shareholders
• Encourage prudent risk-taking to the long-term benefit of shareholders
• Apply to employees at Senior Vice-President level and above, including Executive Group members
• Require retention of all net Shares acquired from compensation awards to maintain ownership at or above the requirement

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Executive Share Ownership
The Share ownership of the Active Named Executive Officers was, as of year-end 2019:

Name	Requirement (Multiple of Annual Base Salary Rate)	Ownership at or Above Requirement	Compliant with 100% Net Share Retention Requirements (1)

Michel A. Khalaf	7		✓
John D. McCallion	4		✓
Steven J. Goulart	4	✓	✓
Bill Pappas	4		✓
Ramy Tadros	4		✓

1	Requires retention of all net Shares acquired from compensation awards to maintain ownership at or above the requirement.
The Company sets Share ownership requirements by level of executive responsibilities, and increases those requirements immediately upon the executive assuming additional responsibilities:

•
Michel Khalaf became CEO on May 1, 2019. His Share ownership requirement increased to 7 times his annual base salary rate at that time. Because he was based outside the United States until mid-2017, MetLife historically granted Mr. Khalaf primarily cash-payable LTI to avoid securities law and other complications. Since 2018, MetLife has granted Mr. Khalaf stock-payable LTI and he is focused on increasing his Share ownership from this LTI.

•	John McCallion became CFO in 2018. His Share ownership requirement also increased at that time.

•	Ramy Tadros became President, U.S. Business in 2019. His Share ownership requirement increased at that time.

Employees may count the value of Shares they or their immediate family members own directly or in trust. They may also count Shares deferred under the Company’s nonqualified deferred compensation program.
The Company does not count outstanding LTI awards toward these requirements. Nevertheless, each Named Executive Officer has significant outstanding awards deliverable in Shares that align the executive’s interests with those of shareholders. Bill Pappas joined MetLife on November 19, 2019, and in 2020 received Share-payable awards to replace long-term incentive awards he relinquished when he left his former employer.

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Stock-Based Award Timing Practices
The Compensation Committee grants LTI to Executive Group members at or around its regularly scheduled meeting in February of each year. The exercise price of Stock Options or Unit Options is the closing price of a Share on the grant date. On the rare occasions when the Committee grants awards in connection with the hiring or change in responsibilities of an Executive Group member, or in order to encourage the executive to remain employed, it does so coincident with (or shortly after) the hiring, original vesting or payment date of awards from a prior employer forfeited to join MetLife, change in responsibilities, or other related changes. The Company has never granted, and has no plans to grant, any LTI to current or new employees in anticipation of the release of non-public information about the Company or any other company.
Tax Considerations
Section 162(m) of the United States Internal Revenue Code limits the deductibility of compensation paid to certain executives, but, prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the TCJA), exempted certain “performance-based” compensation set before 2018 from those limits. The Company designed Performance Shares, Stock Options, and (with respect to regular awards to Executive Group members), Restricted Stock Units, and cash equivalents granted in 2017 and earlier with the intention of making them eligible for the “performance-based compensation” exemption from Section 162(m) limits. However, the Committee has reserved the right to grant compensation that does not meet Section 162(m) requirements if it determines it is appropriate to do so. The Company expects that some compensation granted or paid after 2017 will no longer be deductible in light of the repeal of the “performance-based” exemption following the enactment of the TCJA.

Accounting Considerations
Stock Options and Restricted Stock Units qualify as equity-classified instruments whose fair value for determining compensation expense under current accounting rules is fixed on the date of grant.
The Compensation Committee endorsed metrics to determine the performance factor applicable to Performance Shares granted from 2013 through 2018, and retained the ability to adjust them, or to consider other factors, should it find that it is appropriate to do so. As a result, MetLife re-measures the fair value of these awards quarterly and recognizes compensation expense that varies from period to period. The Compensation Committee updated the methodology to determine the performance factor applicable to Performance Shares granted in 2019; MetLife expects those awards will qualify for expense reporting on a fixed basis based on the grant date fair value.
MetLife records Phantom Awards, which are settled in cash, as liabilities. It re-measures the liability and corresponding expense quarterly.

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Summary Compensation Table

Name and Principal Position	Year (1)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Michel A. Khalaf President and Chief Executive Officer (2)	2019	1,083,333	0	6,741,993	939,921	4,500,000	1,095,313	210,021	14,570,581
	2018	837,492	200,000	2,612,171	410,797	3,500,000	104,564	3,107,238	10,772,262
	2017	740,169	299,988	1,217,739	356,297	2,100,000	505,499	928,324	6,148,016

Steven A. Kandarian former President and Chief Executive Officer (3)	2019	512,692	0	8,240,205	1,148,800	1,830,000	0	305,405	12,037,102
	2018	1,550,000	0	8,209,525	1,291,076	5,500,000	584,814	291,330	17,426,745
	2017	1,550,000	0	7,103,183	2,078,380	3,000,000	670,763	324,395	14,726,721

John D. McCallion Executive Vice Pres. and Chief Financial Officer	2019	808,333	0	2,247,358	313,307	2,500,000	301,443	148,917	6,319,358
	2018	597,834	0	428,064	127,151	2,000,000	118,776	71,928	3,343,753

Steven J. Goulart Executive Vice Pres. and Chief Investment Officer	2019	870,000	0	2,996,424	417,746	2,200,000	449,969	154,800	7,088,939
	2018	776,250	0	2,238,997	352,112	3,000,000	268,474	91,050	6,726,883
	2017	761,250	0	1,691,259	494,863	1,500,000	260,583	90,450	4,798,405

Bill Pappas Executive Vice Pres., Global Technology & Operations (4)	2019	100,256	2,200,000	2,394,024	0	0	0	0	4,694,280

Ramy Tadros President, U.S. Business	2019	766,250	0	1,498,212	208,878	1,750,000	204,550	82,650	4,510,540

Martin J. Lippert former Executive Vice Pres., Global Technology & Operations (3) (5)	2019	301,923	0	3,370,996	469,961	0	0	1,324,827	5,467,707
	2018	900,000	0	2,612,171	410,797	3,500,000	338,133	120,000	7,881,101
	2017	847,500	0	2,029,549	593,833	2,100,000	324,514	4,500	5,899,896

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1
Under SEC rules, the Summary Compensation Table includes compensation to a Named Executive Officer for 2018 or 2017 solely to the extent that it was disclosed in either of the Proxy Statements for the prior two years. Mr. McCallion was not a Named Executive Officer in the Company's 2018 Proxy Statement. Neither Mr. Pappas nor Mr. Tadros was a Named Executive Officer in the Company’s 2019 or 2018 Proxy Statement.

2
Amounts for Mr. Khalaf in this table and other executive compensation disclosure in this Proxy statement that were denominated, accrued, earned, or paid in United Arab Emirates Dirham (AED); dollars have been converted to U.S. dollars at a rate of U.S.$1 = AED3.673.

The “Bonus” column presents Mr. Khalaf’s transition allowances in 2017 and 2018 for purposes such as travel and other incidental costs in connection with his transfer to the United States in lieu of a variety of benefits generally available to other relocating employees. Mr. Khalaf agreed to repay his relocation-related payments, in whole or in part, if he left MetLife voluntarily or MetLife terminated his employment for misconduct within 12 months after his transition.
The Company reported $2,892,980 in estimated tax make-whole as a component of Mr. Khalaf’s 2018 All Other Compensation in the 2019 Proxy Statement. The Company based that amount on an estimate of such benefits. It could not timely determine the precise amount because some non-U.S. sources reported information on income, deductions, and other tax reporting matters fundamental to Mr. Khalaf’s tax returns in a variety of jurisdictions after the Company’s Proxy Statement filing. In addition, some tax years applicable to Mr. Khalaf were inconsistent with the Company’s fiscal year. The Company has now determined that the benefit for 2018 was $2,857,742. The Company has reflected this amount in Mr. Khalaf’s All Other Compensation and Total for 2018 in this table. Accordingly, the Company has disclosed different amounts for Mr. Khalaf’s All Other Compensation and Total for 2018 in this table than it did in the Company’s 2019 Proxy Statement.

3
Mr. Kandarian’s actuarial present value of pension benefits decreased from $5,161,137 at year-end 2018 to $0 at year-end 2019 because in 2019 he received all of his pension benefits. Mr. Lippert’s actuarial present value of pension benefits decreased from $1,736,920 at year-end 2018 to $173,599 at year-end 2019 because in 2019 he received a portion of his pension benefits. Per SEC rules, each of their change in actuarial present value for 2019 is reported as $0 rather than a negative number. None of the Company’s executive officers had any above-market or preferential earnings on nonqualified deferred compensation in 2019 or any other year presented.

4
The “Bonus” column presents Mr. Pappas’ sign-on payments. Based on Mr. Pappas joining MetLife late in 2019, he forfeited certain compensation from his former employer. As a result, MetLife provided the following cash amounts in 2019: (i) $1.9 million to address former-employer awards that would have vested in 2020; and (ii) $300,000 to address transition considerations. Should Mr. Pappas voluntarily leave MetLife, or the Company end his employment for “cause,” as defined under the 2015 Stock and Incentive Plan within 24 months of each payment, he must repay these amounts to the extent permissible under law.

5
Mr. Lippert’s service with MetLife ended April 30, 2019.  This table reflects his salary earned in 2019 through that date, and the stock and option awards in respect of 2018 performance that the Committee granted him in early 2019.  The Company did not grant Mr. Lippert any bonus, cash incentive award, or LTI in respect of 2019 performance.

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The amounts reported in the table above for 2019 include several elements that were not paid to the Named Executive Officers in 2019. The table includes items such as salary and cash incentive compensation that have been earned. It also includes the grant date fair value of Share-based long-term incentive awards granted in 2019 which may never become payable or be delivered, or may ultimately have a value that differs substantially from the values reported in this table. The table also includes changes in the value of pension benefits from prior year-end to year-end 2019 which will become payable only after the Named Executive Officer ends employment. The items and amounts reported in the table above for 2018 and 2017 bear a similar relationship to performance and amounts paid or payable in those years.
In addition, the amounts in the Total column do not represent “Total Compensation” as defined for purposes of the Company’s compensation framework and philosophy, and include elements that do not relate to 2019 performance. For additional information, see the Compensation Discussion and Analysis.
Amounts in the Summary Compensation Table are further discussed in the following.
Salary
The amount reported in the Salary column is the amount of base salary earned by each Named Executive Officer in that year. For the relationship of each Named Executive Officer’s 2019 base salary earnings to that officer’s 2018 Total Compensation, see Highlights of Executive Compensation and Performance.
Bonus
See the footnotes to the Summary Compensation Table.
Stock Awards
Performance Shares and Performance Units. The Company granted Performance Shares or Performance Units to each Named Executive Officer in 2019 pursuant to the 2015 Stock and Incentive Plan.
No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards.

Performance Shares are delivered in Shares. Performance Units are paid in cash using the price of Shares after the end of the three-year performance period from January 1, 2019 to December 31, 2021.
The number of Shares the Company delivers (or amount of cash it pays, in the case of Performance Units) at the end of the performance period is calculated by multiplying the number of Performance Shares or Performance Units by a performance factor (from 0% to 175%). The metrics call for the performance factor to be determined in consideration of the Company’s Adjusted ROE compared to its three-year business plan and TSR during the performance period compared to the Company’s peers.
For a further discussion of the performance goals applicable to the Performance Share and Performance Unit awards in 2019, see the Compensation Discussion and Analysis. For a discussion of the 2018 and 2017 Performance Share and Performance Unit awards, see the Company’s 2019 and 2018 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.
Restricted Stock Units and Restricted Units. The Company granted Restricted Stock Units or Restricted Units to each Named Executive Officer in 2019 pursuant to the 2015 Stock and Incentive Plan. One-third of each of these awards vests on the first business day in March on or following each of the first three anniversaries of the grant date. No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards.
Restricted Stock Units are delivered in Shares. Restricted Units are paid in cash using the price of Shares.
For a discussion of the 2018 and 2017 Restricted Stock Unit and Restricted Unit awards, see the Company’s 2019 and 2018 Proxy Statements. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.

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Method for Determining Amounts Reported. The amounts reported in this column for Stock Awards were calculated by multiplying the number of Shares or units by their respective grant date fair value:

•	$39.35 for February 26, 2019.

•	$39.95 for March 2, 2018.

•	$47.30 for February 28, 2017.
Those amounts are the aggregate grant date fair value of the awards under ASC 718 consistent with the estimate of aggregate compensation cost to be recognized over the service period. For Performance Shares and Performance Units, the amounts are based on target performance, which is a total performance factor of 100%. This is the “probable outcome” of the performance conditions to which those awards are subject, determined under ASC 718. The grant date fair values of the Performance Shares and Performance Units assuming the highest level of performance conditions would be 1.75 times the amounts included in this column, rounded down to the nearest whole Share (or Share equivalent), because the same grant date fair value per share would be used but the total performance factor used would be 175%. For 2019 Performance Share and Performance Unit awards, that would produce the following hypothetical Grant Date Fair Values:

Name	Hypothetical Grant Date Fair Value of 2019-2021 Performance Shares and Performance Units at Maximum Performance Level ($)
Michel A. Khalaf	9,716,341
Steven A. Kandarian	11,875,515
John D. McCallion	3,238,780
Steven J. Goulart	4,318,348
Bill Pappas	0
Ramy Tadros	2,159,174
Martin J. Lippert	4,858,151

For a description of the assumptions made in determining the expenses of Share awards, see Notes 1 and 16 to the Consolidated Financial Statements in the 2019 Form 10-K, Notes 1 and 15 in the 2018 Form 10-K, and Notes 1 and 15 in the 2017 Form 10-K. In determining these expenses, it was assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award for this reason was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column.
Option Awards
The Company granted Stock Option awards in 2019 to each Named Executive Officer pursuant to the 2015 Stock and Incentive Plan. The Stock Options will normally become exercisable at the rate of one-third of each grant on each of the first three anniversaries of the grant date, and expire on the day before the tenth anniversary of that grant date. Each of these awards had a per option exercise price equal to the closing price of a Share on the grant date: $47.58. No monetary consideration was paid by a Named Executive Officer for any awards.
For a discussion of the 2018 and 2017 Stock Options, see the Company’s 2019 and 2018 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.
Method for Determining Amounts Reported. The amounts reported in this column were calculated by multiplying the number of Stock Options by a grant date fair value per option of:

•	$10.36 for February 26, 2019.

•	$11.87 for March 2, 2018.

•	$13.84 for February 28, 2017.
Those amounts are the aggregate grant date fair value of the Stock Options granted in each year under ASC 718, consistent with the estimate of aggregate compensation cost to be recognized over the service period.

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For a description of the assumptions made in determining the expenses of Stock Option awards, see Notes 1 and 16 to the Consolidated Financial Statements in the 2019 Form 10-K, Notes 1 and 15 in the 2018 Form 10-K, and Notes 1 and 15 in the 2017 Form 10-K. In determining these expenses, it was assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column. In each case, the grant date of the awards was the date that the Compensation Committee endorsed the awards.
Non-Equity Incentive Plan Compensation
The amounts reported in the Non-Equity Incentive Plan Compensation column for each Full-Year Named Executive Officer are 2019 AVIP awards, which the Compensation Committee made in February 2020 based on 2019 performance and payable in cash by March 15, 2020. The awards were made pursuant to the 2015 Stock and Incentive Plan. The factors considered and analyzed by the Compensation Committee in determining the awards are discussed in the Compensation Discussion and Analysis.
Amounts reported in this column for 2018 and 2017 are AVIP awards with a similar relationship to performance in those years. The basis of these awards to the Named Executive Officers who appear in the Company’s 2019 and 2018 Proxy Statements, respectively, is discussed further in those Proxy Statements.
The amount reported in this column for Mr. Kandarian reflects a cash incentive award for his partial-year 2019 performance.

Change in Pension Value and Nonqualified Deferred Compensation Earnings
The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2019 represent only any aggregate increase during 2019 in the actuarial present value of accumulated pension benefits for each of the Named Executive Officers. Any increase in the actuarial present value of the benefits for those who participate in the U.S.-based pension program reflects additional service in 2019, base salary compensation earned in 2019 (reflecting any increases in base salary rate) and annual incentive awards payable in March 2019 for 2018 performance, to the extent applicable under each plan.
If the total actuarial present value of pension benefits decreased during 2019, as was the case for Mr. Kandarian and Mr. Lippert, a zero value is reported.
The Named Executive Officers who participate in the U.S.-based pension program participate in the same program that applies to other administrative employees in the U.S. Mr. Khalaf participated in the Overseas Plan, under which the increase in the present value of benefits solely reflects the difference in his age from 2018 year-end to 2019 year-end, and the Globally Mobile Plan, under which the increase in the present value of benefits reflects base salary earned and service from January 1, 2019 to April 30, 2019, and the difference in his age from 2018 year-end to 2019 year-end.
For a description of pension benefits, including the formula for determining benefits, see Pension Benefits.
None of the Named Executive Officers’ earnings on their nonqualified deferred compensation in 2019, 2018, or 2017 were above-market or preferential. As a result, earnings credited on their nonqualified deferred compensation are not required to be, nor are they, reflected in this column. For a description of the Company’s nonqualified deferred compensation plans and the simulated investments used to determine earnings, see Nonqualified Deferred Compensation.

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All Other Compensation
The amounts reported in this column for 2019 include all other items of compensation:

Name (1)	Employer 401(k) Program and Other Defined Contribution Program Contributions ($)	Severance ($)	Tax Make-Whole ($)	Perquisites and Other Personal Benefits ($) (2)	Total ($)

Michel A. Khalaf	30,000	0	33,789	146,232	210,021

Steven A. Kandarian	240,667	0	0	64,738	305,405

John D. McCallion	112,333	0	0	36,584	148,917

Steven J. Goulart	154,800	0	0	0	154,800

Ramy Tadros	82,650	0	0	0	82,650

Martin J. Lippert	152,077	1,172,750	0	0	1,324,827

1	Mr. Pappas had no reportable items of All Other Compensation for 2019.

2	Each of Mr. Goulart’s, Mr. Pappas’, Mr. Tadros’, and Mr. Lippert’s aggregate amounts of perquisites and other personal benefits in 2019 were less than $10,000 and are therefore reported at $0.
Employer 401(k) Program and Other Defined Contribution Program Contributions. U.S. based eligible employees may make contributions to the 401(k) Plan, which is tax-qualified under the U.S. Internal Revenue Code. Employer matching contributions are also made to that plan. In 2019, matching contributions to that plan of $11,200 were made for Mr. Kandarian, Mr. McCallion, Mr. Goulart, Mr. Tadros and Mr. Lippert, and $9,200 was made for Mr. Khalaf.
In addition, employer contributions are made to the Auxiliary Match Plan due to U.S. Internal Revenue Code limits on the amount of compensation that is eligible for contributions to the 401(k) Plan.
The amount of contributions for each Named Executive Officer, other than those made to the 401(k) Plan, is also reflected in the “Registrant Contributions in Last FY” column of the Nonqualified Deferred Compensation Table.

Severance. MetLife paid severance pay under a separation agreement with Mr. Lippert. For more information, see “Arrangements for Mr. Lippert” in Potential Payments upon Termination or Change-in-Control.

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Perquisites and Other Personal Benefits; Tax Make-Whole. Goods or services provided to the Named Executive Officers are perquisites or personal benefits only if they confer a personal benefit on the executive. However, goods or services that are directly and integrally related to the executive’s job duties, or are offered generally to all employees, or for which the executive fully reimbursed the Company, are not perquisites or personal benefits. Perquisites and other personal benefits are reported at the Company’s aggregate incremental cost. The following describes each type of perquisite or other personal benefit.
Personal Car Service. The Company provided limited personal automobile travel, incurring the cost of tolls, fuel, driver overtime compensation, and other costs reported in the table above. Where the executive used an outside car service for personal travel, the Company’s cost is also included.
Personal Company Aircraft Use. The reported amounts include the $60,646 variable costs for Mr. Kandarian’s personal use of aircraft that were charged to the Company by the vendor that operates the Company’s leased aircraft for trip-related crew hotels and meals, landing and ground handling fees, hangar and parking costs, in-flight catering and telephone usage, and similar items. Fuel costs were calculated based on average fuel cost per flight hour for each hour of personal use. Because the aircraft is leased primarily for business use, fixed costs such as lease payments are not included in these amounts. The Company does not require the CEO to use the Company’s aircraft for all personal and business travel.

Personal Conference, Event, and Travel. The reported amounts include the costs incurred by the Company for personal items for the Named Executive Officer at a Company business conference, meeting, or other events, and for personal guests of the Named Executive Officer at such events. Costs paid to a vendor to make personal travel reservations for the Named Executive Officers or their family members are also included. The Company also purchased a retirement gift of artwork for Mr. Kandarian.
Relocation and Tax Make-Whole. In connection with completing Mr. Khalaf’s transfer to the United States from the United Arab Emirates, the Company provided him $96,671 in home closing costs support, and $29,700 to ship personal articles, in 2019.
MetLife also made Mr. Khalaf whole for taxes on the shipping costs, consistent with its practice for other employees. No further tax make-whole benefits are due to Mr. Khalaf in connection with his transfer to the U.S. The amount included above reflects an estimate of the Company’s tax costs, as some matters necessary to Mr. Khalaf’s tax returns will not be available until after the Company’s Proxy Statement filing.
Tax Preparation. MetLife provided Mr. Khalaf with professional tax return preparation services in connection with his transfer to the U.S. MetLife also provided Mr. McCallion with professional tax return preparation services because his previous MetLife service in EMEA caused multi-jurisdiction tax complexity that persisted for several years after his return to the U.S.

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Grants of Plan-Based Awards in 2019

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Num- ber of Secu- rities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Thres -hold (#)	Tar- get (#)	Maxi- mum (#)

Michel A. Khalaf	February 26, 2019	35,274	141,098	246,921				5,552,206
	February 26, 2019				30,236			1,189,787
	February 26, 2019					90,726	44.65	939,921
Steven A. Kandarian	February 26, 2019	43,113	172,453	301,792				6,786,026
	February 26, 2019				36,955			1,454,179
	February 26, 2019					110,888	44.65	1,148,800
John D. McCallion	February 26, 2019	11,758	47,033	82,307				1,850,749
	February 26, 2019				10,079			396,609
	February 26, 2019					30,242	44.65	313,307
Steven J. Goulart	February 26, 2019	15,677	62,710	109,742				2,467,639
	February 26, 2019				13,438			528,785
	February 26, 2019					40,323	44.65	417,746
Bill Pappas	November 19, 2019				54,934			2,394,024
Ramy Tadros	February 26, 2019	7,838	31,355	54,871				1,233,819
	February 26, 2019				6,719			264,393
	February 26, 2019					20,162	44.65	208,878
Martin J. Lippert	February 26, 2019	17,637	70,549	123,460				2,776,103
	February 26, 2019				15,118			594,893
	February 26, 2019					45,363	44.65	469,961

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Equity Incentive Plan Awards
The amounts in these columns reflect a range of Shares the Company may deliver for Performance Shares, or Share equivalents it may pay in cash for Performance Units, granted to each Named Executive Officer in 2019. In each case, it is also possible that no Shares will be delivered or cash paid.
If the 25% threshold performance factor in the metrics endorsed by the Compensation Committee applies, each Named Executive Officer would receive the number of Performance Shares or Performance Units reflected in the Threshold column of this table. If the target performance factor applies, each Named Executive Officer would receive the number of Performance Shares or Performance Units reflected in the Target column of the table. The maximum performance factor of 175% is reflected in the Maximum column of the table.
For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.

All Other Stock Awards
The amounts in this column reflect the potential number of Shares the Company may deliver for Restricted Stock Units, or Share equivalents it may pay in cash for Restricted Units, granted to each Named Executive Officer in 2019. In each case, it is also possible that no Shares will be delivered or cash paid.
For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
All Other Option Awards
For a description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
Non-Equity Incentive Plans
Each Named Executive Officer serving as of February, 2020 was formally eligible for an AVIP award at that time. The technical maximum amount prescribed by the 2016 Stock and Incentive Plan in any given year is $10 million. The amounts of the 2019 AVIP awards paid to the Named Executive Officers do not approach this limit. For more information about non-equity incentive plan eligibility and awards made in 2020 based on 2019 performance, see the Summary Compensation Table and the text accompanying that table.

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Outstanding Equity Awards at 2019 Fiscal Year-End

	Option Awards (1) (6)				Stock Awards (6)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares orUnits of Stock That Have NotVested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested (#) (4)	Equity Incent Plan Awards: Market or Payout Value of Unearned Shrs, Units or Other Rights Not Vested ($) (5)

Michel A. Khalaf	29,383	0	40.91	February 22, 2021
	52,498	0	34.21	February 27, 2022
	35,616	0	31.15	February 25, 2023
	25,181	0	45.15	February 24, 2024
	26,138	0	45.91	February 23, 2025
	39,322	0	34.33	February 22, 2026
	19,210	9,607	46.85	February 27, 2027
	11,536	23,072	45.50	March 1, 2028
	0	90,726	44.65	February 25, 2029
					41,132	2,096,498	341,153	17,388,568

Steven A. Kandarian	89,549	0	40.91	February 22, 2021
	167,905	0	39.84	March 20, 2021
	367,292	0	34.21	February 27, 2022
	203,521	0	31.15	February 25, 2023
	146,077	0	45.15	February 24, 2024
	163,364	0	45.91	February 23, 2025
	229,379	0	34.33	February 22, 2026
	112,064	56,033	46.85	February 27, 2027
	36,256	72,512	45.50	March 1, 2028
	0	110,888	44.65	February 25, 2029
					79,810	4,067,916	597,946	30,477,308

John D. McCallion	8,619	0	40.91	February 22, 2021
	10,745	0	34.21	February 27, 2022
	4,355	2,178	46.85	February 27, 2027
	3,570	7,142	45.50	March 1, 2028
	0	30,242	44.65	February 25, 2029
					13,188	672,192	94,807	4,832,313

Steven J. Goulart	19,141	0	31.13	February 22, 2020
	20,484	0	40.91	February 22, 2021
	78,691	0	34.21	February 27, 2022
	40,704	0	31.15	February 25, 2023
	26,859	0	45.15	February 24, 2024
	32,673	0	45.91	February 23, 2025
	54,615	0	34.33	February 22, 2026
	26,681	13,343	46.85	February 27, 2027
	9,888	19,776	45.50	March 1, 2028
	0	40,323	44.65	February 25, 2029
					24,479	1,247,695	190,511	9,710,346

Bill Pappas					54,934	2,799,986

Ramy Tadros	1,977	3,956	45.50	March 1, 2028
	0	20,162	44.65	February 25, 2029
					42,416	2,161,944	71,025	3,620,144

Martin J. Lippert	44,108	0	45.91	February 23, 2025
	61,167	0	34.33	February 22, 2026
	32,018	16,010	46.85	February 27, 2027
	11,536	23,072	45.50	March 1, 2028
	0	45,363	44.65	February 25, 2029
					28,148	1,434,704	217,692	11,095,761

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1
Each of these Option Awards are Stock Options, except that Mr. Khalaf’s Option Awards expiring in 2021 are Unit Options. Each Option Award has an expiration date that is the day before the tenth anniversary of its grant date. Mr. Kandarian’s Option Awards that expire on March 20, 2021 became exercisable on the third anniversary of their grant date, subject to conditions. Each of the other Option Awards will become exercisable at a rate of one-third of each annual grant on each of the first three anniversaries of the grant date, subject to conditions.

2
Each of these Stock Awards is Restricted Stock Units, except that 3,203 of Mr. Khalaf’s Stock Awards are Restricted Units MetLife granted in 2017. MetLife has subsequently granted him stock-payable Restricted Stock Units.

3
The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Restricted Stock Units and Restricted Units reflected in the column entitled “Number of Shares or Units of Stock That Have Not Vested” multiplied by the closing price of a Share on December 31, 2019, the last business day of that year.

4
Each of these Stock Awards is Performance Shares. The number of Stock Awards reported is the maximum number of Shares that the Company could deliver (or pay the equivalent in cash) for the following performance periods:

	Maximum Performance Shares

Name	2018-2020 (#)	2019-2021 (#)

Michel A. Khalaf	94,232	246,921
Steven A. Kandarian	296,154	301,792
John D. McCallion	12,500	82,307
Steven J. Goulart	80,769	109,742
Bill Pappas	0	0
Ramy Tadros	16,154	54,871
Martin J. Lippert	94,232	123,460

The Company has not yet delivered any Shares for these Performance Shares, which vest at the end of the three-year performance period. The number of Shares the Company delivers may be lower than the amounts reflected in this table. Under the terms of the awards, the number of Shares the Company delivers, if any, will depend on a performance factor that the Board determines based upon a three-year performance period. The maximum performance factor has been used to report these outstanding awards because it was not possible to determine the Company’s performance in 2020 or 2021 at the time this Proxy Statement was filed. See the Summary Compensation Table and the text accompanying that table for a description of the terms of the Performance Shares.

5
The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Performance Shares reflected in the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” multiplied by the closing price of a Share on December 31, 2019, the last business day of that year.

6
The Option Awards and Stock Awards granted in 2017 and earlier reflect an adjustment made as of August 4, 2017. On that date, MetLife, Inc. completed the separation of Brighthouse Financial through a distribution of Brighthouse Financial, Inc. common stock to MetLife, Inc. common shareholders. LTI award holders did not receive anything in that distribution. As a result, in order to maintain the intrinsic value of the LTI pursuant to the anti-dilution provisions of the 2015 Stock and Incentive Plan (or other applicable plan), the Company increased Option Awards and Stock Awards outstanding as of that date by an adjustment ratio, and lowered the Option Awards’ exercise price by dividing it by the same adjustment ratio (the Separation Adjustment). The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017 by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.

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The table above presents information about:

•	Option Awards granted to the Named Executive Officers that were outstanding on December 31, 2019 because they had not been exercised or forfeited as of that date.

•	Performance Shares and Performance Units granted to the Named Executive Officers that were outstanding on December 31, 2019 because they had not vested as of that date.

•	Restricted Stock Units and Restricted Units granted to the Named Executive Officers that were outstanding on December 31, 2019 because they had not vested as of that date.
The awards reported in this table include awards granted in 2019, which are also reported in the Summary Compensation Table and the Grants of Plan-Based Awards table.

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Option Exercises and Stock Vested in 2019

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Michel A. Khalaf	0	0	28,977	1,415,490
Steven A. Kandarian	85,072	1,541,505	158,686	7,784,631
John D. McCallion	10,577	225,641	7,477	362,286
Steven J. Goulart	15,671	369,163	38,201	1,872,595
Ramy Tadros	0	0	659	30,090
Martin J. Lippert	181,714	2,581,227	45,247	2,220,040

Mr. Pappas did not hold or exercise any Options in 2019, and none of his Stock Awards vested in 2019.
Option Awards The amount for the value realized on exercise of Option Awards is the market value of Shares when the executive exercised the Stock Options less the exercise price of the Stock Options.
Stock Awards
Restricted Stock Units and Restricted Units. These amounts include Shares the Company delivered for Restricted Stock Units, or equivalent in cash it paid for Restricted Units, that vested in 2019. The value realized on vesting was determined using the closing price of a Share on the vesting date. None of the Named Executive Officers had the opportunity to defer the Shares that they might receive for these awards.

2017-2019 Performance Shares and Performance Units. These amounts also include Shares deliverable for Performance Shares, or for Mr. Khalaf the equivalent cash payable for Performance Units, for the 2017-2019 performance period, which vested on December 31, 2019. The value realized on vesting was determined using the number of Shares deliverable, or Share equivalent payable in cash, multiplied by the closing price of Shares on the vesting date. The number of Shares deliverable for this award (or cash equivalent) was calculated by multiplying the number of Performance Shares by the performance factor that pertained to the awards, which was 91.4%. For more information, see “Performance Shares” in How Did We Compensate Our CEO and Other Named Executive Officers?
Each Named Executive Officer who had a Performance Share award for the 2017-2019 performance period had the opportunity to defer Shares deliverable for that award. None of them chose to defer any of those Shares.

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Pension Benefits at 2019 Fiscal Year-End

Name (1)	Plan Name	Number of Years Credited Service (#) (2)	Present Value of Accumulated Benefit ($) (3)	Payments During Last Fiscal Year ($)

Michel A. Khalaf	Retirement Plan	0.67	21,702	0
	Auxiliary Retirement Plan	0.67	52,304	0
	Globally Mobile Plan	2.42	1,359,690	0
	Overseas Plan	27.66	2,663,769	0
Steven A. Kandarian (4)	Retirement Plan	0.00	0	288,228
	Auxiliary Retirement Plan	0.00	0	5,620,481
John D. McCallion	Retirement Plan	12.50	298,463	0
	Auxiliary Retirement Plan	12.50	635,034	0
Steven J. Goulart	Retirement Plan	12.50	306,899	0
	Auxiliary Retirement Plan	12.50	1,957,936	0
Ramy Tadros	Retirement Plan	1.33	33,130	0
	Auxiliary Retirement Plan	1.33	182,270	0
Martin J. Lippert (5)	Retirement Plan	6.67	173,599	0
	Auxiliary Retirement Plan	0.00	0	1,993,609

1	Bill Pappas had insufficient service as of year-end 2019 to be eligible for a benefit.

2
Number of Years Credited Service are those credited for determination of the amount of benefits, for those with sufficient service for purposes of eligibility, as of December 31, 2019, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2019 audited financial statements. Service for eligibility is determined separately and by different criteria.

3
Present Values of Accumulated Benefit are those as of December 31, 2019, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2019 audited financial statements.

4
Mr. Kandarian’s credited service under each of the Retirement Plan and the Auxiliary Retirement Plan at the end of his employment in 2019 was 13.08 years. Mr. Kandarian received payment of his total pension benefits in 2019, in accordance with the terms of the applicable plans. As a result, Mr. Kandarian’s credited service and present value of accumulated benefits at the plans’ measurement date of December 31, 2019 were each zero.

5
Mr. Lippert’s credited service under the Auxiliary Retirement Plan at the end of his employment in 2019 was 6.67 years. Mr. Lippert received payment of his total Auxiliary Retirement Plan benefit in 2019, in accordance with the terms of that plan. As a result, Mr. Lippert’s credited service and present value of accumulated benefits at the Auxiliary Retirement Plan’s measurement date of December 31, 2019 were each zero. Mr. Lippert had not yet received his Retirement Plan benefit as of year-end 2019, and as a result retained credited service and present value of accumulated benefit as of that date.

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Mr. Khalaf’s 2019 Pension Accruals
At no time in 2019 did Mr. Khalaf accrue benefits for his compensation and service under more than one program.

•	From January through April, 2019, Mr. Khalaf accrued benefits for his base salary earnings and service under the Globally Mobile Plan.

•	From May, 2019 to year-end 2019, Mr. Khalaf accrued benefits for his compensation and service under the U.S.-Based Pension Program.

•
Mr. Khalaf accrued no benefits during 2019 under the Alico Overseas Pension Plan (the Overseas Plan); however, his potential early retirement reduction factor changed as a result of the difference in his age from year-end 2018 to year-end 2019.

U.S.-Based Pension Program
Each of the Named Executive Officers, except Mr. Pappas, were eligible to participate in the U.S.-based Retirement Plan and Auxiliary Retirement Plan for all or a portion of 2019. Eligible employees qualify for pension benefits after one year of service and become vested in their accrued benefits after three years of service. For Mr. Khalaf, his service with MetLife outside the U.S. prior to May 1, 2019 counts towards both his eligibility for and vesting in a benefit under the plans.
Pension Plans. Pension benefits are paid under two separate plans, primarily due to U.S. Internal Revenue Code requirements. The Retirement Plan is a tax-qualified defined benefit pension plan that provides benefits for eligible employees on the United States payroll. The U.S. Internal Revenue Code imposes annual limitations on eligible compensation and on the amounts that can be paid under the Retirement Plan. The purpose of the Auxiliary Retirement Plan is to provide benefits which eligible employees would have received under the Retirement Plan if these limitations were not imposed. Benefits under the Auxiliary Retirement Plan are calculated in substantially the same manner as they are under the Retirement Plan. The Auxiliary Retirement Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Determination of Benefits. Each Named Executive Officer’s benefit under the U.S.-based plans will be determined under the Personal Retirement Account Formula, which is based on monthly credits for each employee based on the employee’s eligible compensation, plus interest.
This formula is the standard formula that applies to all similarly-situated employees. With the exception of Mr. Tadros and Mr. Pappas, each other eligible Named

Executive Officer had sufficient service as of year-end 2019 to be fully vested in his Personal Retirement Account Formula benefit.
Under the Personal Retirement Account Formula, an eligible employee’s account is credited each month with an amount equal to five percent of eligible compensation up to the Social Security wage base (for 2019, $132,900), plus 10% of eligible compensation in excess of that wage base. Eligible compensation includes base salary and eligible annual incentive awards. In addition, amounts credited to each employee earn interest at an approximation of the U.S. government’s 30-year Treasury securities rate. For pension benefit purposes, the 2009 annual incentive awards, which were paid outside of AVIP, are considered on the same basis as AVIP awards.
Once the employee’s eligible compensation exceeds the IRS annual limitation on eligible compensation, monthly credits continue in the Auxiliary Retirement Plan.
Form and Timing of Payment of Benefits. An employee may choose to receive vested Personal Retirement Account Formula benefits from the Retirement Plan as a single lump-sum payment or as one of several forms of annuity at termination of employment or deferred until no later than age 65. Amounts accrued under the Auxiliary Retirement Plan that are determined by the Personal Retirement Account Formula are paid in a lump sum at termination of employment or death, subject to any elections and other terms described under “Code Section 409A Requirements” below.
Code Section 409A Requirements. Personal Retirement Account Formula benefits in the Auxiliary Retirement Plan are subject to the requirements of U.S. Internal Revenue Code Section 409A (Section 409A). Eligible participants had the opportunity in 2008 to choose their form of payment (including a lump sum or annuity) for their accrued benefit, so long as they did not begin receiving payments in the year of the election. Payments of amounts that are subject to the requirements of Section 409A payable to the top 50 highest paid officers in the Company that are due upon separation from service are delayed for six months following their separation, as required by Section 409A.
Present Value Calculation Assumptions. The present value of each eligible Named Executive Officer participant’s accumulated pension benefits is equal to his Personal Retirement Account Formula balance at December 31, 2019. Each Named Executive Officer, except Mr. Tadros, who participated in the U.S.-based plans was vested in such benefit as of that date.

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Retirement Eligibility. Personal Retirement Account Formula participants qualify to be paid their full vested benefit when their employment ends. Because Personal Retirement Account Formula benefits are based on total amounts credited for the employee and not final average compensation, those benefits are not reduced for any early retirement.
Normal Retirement Eligibility applies at age 65 with at least one year of service. An employee is eligible for early Retirement Eligibility beginning at age 55 with 15 years of service. Each year of age over age 57 1/2 reduces the number of years of service required to qualify for early retirement, until normal Retirement Eligibility at age 65 and at least one year of service.
While attaining Retirement Eligibility does not affect Personal Retirement Account Formula benefits, attaining Retirement Eligibility does effect whether a departed employee may continue to exercise vested Stock Options or Unit Options granted in 2014 or earlier and whether distribution elections of compensation deferred under the MetLife Leadership Deferred Compensation Plan, or Leadership Plan, in 2014 or earlier will be honored. See the text accompanying Potential Payments upon Termination or Change-in-Control for a discussion of these effects as of 2019 year-end.
Of the Named Executive Officers based in the U.S., only Mr. Kandarian and Mr. Goulart were Retirement Eligible during 2019.
Globally Mobile Plan and Overseas Plan
Mr. Khalaf has participated in the Overseas Plan for over 27 years, dating back to his service with Alico and its affiliates prior to MetLife’s 2010 acquisition of that company. The Overseas Plan is for non-U.S.-based employees, and does not count compensation earned for services in the United States.
The purpose of the Globally Mobile Plan is to provide benefits determined using the same formulae as the Overseas Plan, but based on eligible compensation earned for services to the Company in the U.S. As a result, Mr. Khalaf became eligible for the Globally Mobile Plan upon his appointment as President, U.S. and EMEA during 2017, and was immediately credited with service on the same basis as the Overseas Plan. He continued to accrue benefits in the Globally Mobile Plan for the portion of his 2019 compensation and service while working in the U.S., but prior to his becoming a U.S.-based employee.

Globally Mobile Plan benefits are paid in a single lump sum when employment ends and, because that plan is subject to Section 409A, any payments to the top 50 highest paid officers in the Company that are due upon separation from service must be delayed for six months following separation. The Globally Mobile Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Mr. Khalaf accrued no benefits during 2019 under the Overseas Plan, however, his potential early retirement reduction factor changed as a result of the difference in his age from year-end 2018 to year-end 2019. The purpose of the Overseas Plan is to provide benefits for eligible employees based on length of service and base salary, excluding compensation for services to the Company while in the U.S. Eligible employees qualify for pension benefits after six months of service and become vested in their benefits after five years of service. The Overseas Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Mr. Khalaf’s service for purposes of the Overseas Plan includes his period of service with Alico and its affiliates prior to the Company’s acquisition of Alico on the same basis as such service is credited to other similarly-situated employees. The Overseas Plan does not recognize service by any employee for the first six months of employment or service by an employee in the United States while the employee is a U.S. taxpayer, resident, or citizen.
An employee’s annual benefit under the Overseas Plan is determined by multiplying the employee’s years of service since January 1, 1966, but not exceeding 40 years, by 1.75% of the employee’s average final compensation, less each of the following: (1) approximately 1.43% of any social security benefit which the employee is eligible to receive, multiplied by the employee’s years of service, limited to 35 years; (2) the actuarial equivalent of the employer-contributed portion of any government-mandated defined contribution retirement plan, i.e., a “Provident Fund”; (3) any termination indemnity or severance allowance due under applicable law or labor agreement, not including any Company or affiliate severance plan, policy or agreement; (4) the actuarial equivalent of any employer contributions to any applicable defined contribution plan, and earnings on such contributions; and (5) the actuarial equivalent of the amount due to a participant from any other defined benefit plan sponsored by the Company or a Company affiliate.

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An employee’s final average compensation is calculated by looking back at the 10-year period prior to retirement or termination of employment and determining the consecutive three-year period during which the employee’s eligible compensation produces the highest average annual compensation. Eligible compensation is limited to base salary, but does not include salary for services to the Company while in the U.S.
A participant may choose to receive benefits under the Overseas Plan as a 100% joint and survivor annuity, a 75% joint and survivor annuity, a 50% joint and survivor annuity, life annuity, or life and 10 year term certain annuity. The actuarial value of all forms of payment is substantially equivalent.
Benefits may not be paid to an employee before the employee becomes retirement eligible. Participants qualify for normal retirement at age 65 with at least five years of service, and early retirement beginning at age 55 with at least 10 years of service.
Early retirement payments are reduced from normal retirement benefits by an early retirement factor that depends on the employee’s age and years of service at the time payments begin. For each year prior to normal retirement that benefit payments begin, the annual payment is reduced by a stated percentage. For employees who were not yet age 54 as of January 1, 2006, including Mr. Khalaf, benefits accrued prior to January 1, 2006 are reduced by an early retirement factor of 3%. Benefits for such employees that accrued on or after January 1, 2006 are subject to the following early retirement reduction factors:

Minimum Age	Minimum Number of Years of Service	Reduction Factor (%)

60	30	3
60	25	4
55	10	5

Mr. Khalaf was eligible for early retirement benefits under the Globally Mobile Plan and Overseas Plan in 2019.
The present value of Mr. Khalaf’s accumulated pension benefits under each of these plans is reported in the table above using assumed retirement at the earliest date Mr. Khalaf could retire with full benefits. This is the date Mr. Khalaf will reach age 65. Otherwise, the assumptions used were the same as those used for financial reporting under GAAP. The discount rates used to determine the present value of the benefits were 4.35% as of December 31, 2018 and 3.30% as of December 31, 2019. For a discussion of the other assumptions made regarding this valuation, see Notes 1 and 18 of the Notes to Consolidated Financial Statements included in the 2019 Form 10-K.

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Nonqualified Deferred Compensation at 2019 Fiscal Year-End

Name (1)	Plan Name	Registrant Contributions in Last FY ($) (2)	Aggregate Earnings in Last FY ($) (3)	Aggregate Withdrawals/ Distributions ($) (4)	Aggregate Balance at Last FYE ($) (5)

Michel A. Khalaf	Auxiliary Match Plan	20,800	714	0	21,514
Steven A. Kandarian	Auxiliary Match Plan	229,467	54,528	2,255,609	0
	Leadership Plan	0	1,239,762	8,013,841	0
John D. McCallion	Auxiliary Match Plan	101,133	59,902	0	333,396
Steven J. Goulart	Auxiliary Match Plan	143,600	213,401	0	1,083,124
	Leadership Plan	0	27,983	0	153,934
Ramy Tadros	Auxiliary Match Plan	71,450	9,885	0	88,084
Martin J. Lippert	Auxiliary Match Plan	140,877	37,854	0	284,698

1	Bill Pappas was not eligible to participate in a defined contribution nonqualified deferred compensation plan in 2019.

2	Amounts in this column are reported as components of Employer 401(k) Program for 2019 in the “All Other Compensation” column of the Summary Compensation Table.

3
None of the amounts in this column are reported for 2019 in the Summary Compensation Table. See the text pertaining to the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of that table.

4	Mr. Kandarian received payment of his entire defined contribution nonqualified deferred compensation in 2019, in accordance with his deferral elections and the terms of the applicable plans.

5
A portion of the amounts reported in this column is attributable to Auxiliary Match Plan contributions. These contributions are reflected in the “All Other Compensation” column of the Summary Compensation Tables in the Company’s previous Proxy Statements (beginning in 2007) for Named Executive Officers who were also named in those Proxy Statements: $0 for Mr. Khalaf; $1,821,117 for Mr. Kandarian; $32,707 for Mr. McCallion; $367,767 for Mr. Goulart; and $109,000 for Mr. Lippert. MetLife has not previously named Mr. Tadros in a Proxy Statement.

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Leadership Plan
The Company’s U.S.-based nonqualified deferred compensation program offers defined contribution deferral opportunities to hundreds of eligible employees. The program includes the MetLife Leadership Deferred Compensation Plan, or Leadership Plan. Under the Leadership Plan, employees may generally elect to defer receipt of their base salary, AVIP awards, and Performance Shares. Income taxation on such compensation is delayed until the employee receives payment. Amounts deferred under the Leadership Plan are subject to the requirements of Section 409A. None of the Named Executive Officers deferred any compensation under the Leadership Plan in 2019.
Under the Leadership Plan, eligible employees may elect to defer receipt of up to 75% of their base salary, all of their AVIP awards, and any Shares deliverable for Performance Share awards. These deferrals are voluntary contributions of the Named Executive Officers’ own earnings.
Compensation that would have been made in Shares, but is deferred, remains deliverable in Shares. This includes Shares deliverable for Performance Shares, Restricted Stock Units, and the Shares deliverable under the Long Term Performance Compensation Plan formerly maintained by the Company. Cash awards under the Long Term Performance Compensation Plan that were irrevocably deferred in the form of Shares are also delivered in Shares. All other deferred cash compensation is payable in cash.
Participants may elect to receive compensation they have deferred at a specified date before, upon or after employment. In addition, participants may elect to receive payments in a single lump sum or in up to 15 annual installments. However, MetLife pays out the deferred compensation in a single lump sum when the employee leaves MetLife, unless the participant has met certain age and/or service milestones. With respect to compensation that would otherwise have been paid in 2014 and earlier but is instead deferred, the employee’s choice of form and timing of payment is honored if the employee becomes Retirement Eligible or Bridge Eligible (meet the requirements for age and service and have a final separation agreement under a particular severance plan, making the employee eligible for post-retirement medical benefits despite not being Retirement Eligible). With respect to compensation that would have been paid in 2015 or later but was instead deferred, the employee’s choice of form and timing of payment is honored if the employee has completed five or more years of service or is at least age 60 when employment ends. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.
The Company offers a number of simulated investments under the Leadership Plan. Participants may generally choose the simulated investments for their deferred cash compensation at the time they elect to defer compensation, and may change the simulated investment selections for their existing account balances at any time. The rate set for the Auxiliary Fixed Income Fund cannot exceed 120% of the applicable federal long term rate under U.S. Internal Revenue Code Section 1274(d) at the time that rate is set.
The MetLife Deferred Shares Fund is available exclusively for compensation payable in Shares that the employee has deferred (Deferred Shares). Its returns reflect changes in the value of Shares plus the value of imputed reinvested dividends.
The MetLife Common Stock Fund was available for deferred cash compensation. Its return reflected changes in value of Shares plus the value of imputed reinvested dividends, and returns on a limited proportion of simulated investments in instruments other than Shares. The Company no longer offered the MetLife Common Stock Fund after December 16, 2019.

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The following table reflects the simulated investment returns for 2019 on each of the alternatives offered under the Leadership Plan.

Simulated Investment	2019 Returns (%)

Auxiliary Fixed Income Fund	3.05
Brighthouse Funds Trust II - Western Asset Management Strategic Bond Opportunities Portfolio - Class A	14.49
Oakmark Fund® - Investor Class	26.98
Small Cap Equity Fund	25.59
Oakmark International Fund - Investor Class	24.21
S&P 500® Index	31.49
Russell 2000® Index	25.52
MSCI EAFE® Index	22.01
Bloomberg Barclays U.S. Aggregate Bond Index	8.72
Bank of America (BofA) Merrill Lynch U.S. High Yield Index	14.40
MSCI Emerging Markets Index SM	18.44
MetLife Deferred Shares Fund	28.85
MetLife Common Stock Fund (1)	27.61

1	Returns for the MetLife Common Stock Fund in the table above are for the portion of 2019 during which it was available. Each other simulated investment was available for the entirety of 2019.

Auxiliary Match Plan
Eligible U.S.-based Named Executive Officers and other eligible U.S.-based employees who elected to contribute a portion of their eligible compensation under the tax-qualified 401(k) Plan in 2019 received an employer matching contribution of their eligible compensation in that plan in 2019:

Employee Contribution (as a percentage of eligible compensation) (%)	Employer Matching Contribution (as a percentage of eligible compensation) (%)

3	3.0
4	3.5
5 or more	4.0

The employee’s eligible compensation under the 401(k) Plan includes base salary and eligible annual incentive awards.
The U.S. Internal Revenue Code limits compensation that is eligible for employer contributions under the 401(k) Plan. In 2019, the Company could not make contributions based on compensation over $280,000. Named Executive Officers and other eligible employees who elected to participate in the 401(k) Plan during 2019 were credited with a percentage of their eligible compensation beyond that limit. The employer matching contribution was determined using the same employee contribution rate as applied under the 401(k) Plan. This employer matching contribution is credited to an account established for the employee under the nonqualified Auxiliary Match Plan.

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If the employee makes no election otherwise, Auxiliary Match Plan balances are paid in a lump sum one year after termination of employment. Employees can elect to receive their Auxiliary Match Plan balances in up to 15 annual installments and/or may elect to delay their payment, or the beginning of their annual payments, for up to 10 years after termination of employment.
Amounts in the Auxiliary Match Plan are subject to the requirements of Section 409A. Participants were able to elect the time and form of their payments through 2008, which was within the time period permitted for such elections under Section 409A. Since 2008, participants may change the time and form of their payments, but the election must be made during employment, must be made at least 12 months before payments would otherwise have begun, and must delay the start of benefit payments by at least five years from the date payments would have otherwise begun. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.
Employees may choose from a number of simulated investments for their Auxiliary Match Plan accounts. These simulated investments were identical to the core funds offered under the 401(k) Plan in 2019, except that: (1) the rate set for the Auxiliary Fixed Income Fund available under the Auxiliary Match Plan cannot exceed 120% of the applicable federal long term rate under U.S. Internal Revenue Code Section 1274(d) at the time that rate is set; and (2) while the 401(k) Plan offered funds consisting primarily of Brighthouse Financial, Inc. common stock and Reinsurance Group of America, Inc., respectively (due to the distribution of such stock to that plan from transactions involving its Share ownership), the Auxiliary Match Plan did not offer a similar simulated investment. Employees may change the simulated investments for new employer matching contributions to their Auxiliary Match Plan accounts at any time.
Employees may change the simulated investments for their existing Auxiliary Match Plan accounts up to four times a month. Beginning in 2010, employees could not allocate more than 10% of their existing Auxiliary Match Plan account balances to the MetLife Company Stock Fund (except for any account balance already in the MetLife Company Stock Fund as of January 1, 2010), and could not allocate more than 10% of future contributions to that fund. Fees are charged to employees for moving existing balances out of certain international simulated investments prior to the expiration of pre-established holding periods.

The MetLife Company Stock Fund’s return reflected changes in value of Shares plus the value of imputed reinvested dividends, and returns on a limited proportion of simulated investments in instruments other than Shares. MetLife no longer offered the MetLife Company Stock Fund after August 30, 2019.
The following table reflects the simulated investment returns for 2019 on each of the alternatives offered under the Auxiliary Match Plan.

Simulated Investment	2019 Returns (%)

Auxiliary Fixed Income Fund	3.05
Bond Index Fund	8.70
Balanced Index Fund	19.84
Large Cap Equity Index Fund	31.42
Large Cap Value Index Fund	26.41
Large Cap Growth Index Fund	36.30
Mid Cap Equity Index Fund	26.12
Small Cap Equity Fund	25.59
International Equity Fund	33.07
MetLife Company Stock Fund (1)	10.93

1	Returns for the MetLife Company Stock Fund in the table above are for the portion of 2019 it was available. Each other simulated investment was available for the entirety of 2019.

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Potential Payments upon Termination or Change-in-Control at 2019 Fiscal Year-End
The following table reflects hypothetical, estimated additional payments and benefits that would have been earned or accrued, or that would have vested or been issued or paid earlier than normal, for any Named Executive Officer employed through last business day of 2019 (an Active Named Executive Officer). It is based on a hypothetical end of the Active Named Executive Officer’s employment on the last business day of 2019 (the Trigger Date) and the closing price of a Share on the Trigger Date, $50.97 (the Trigger Date Closing Price).

		Death		Severance-Eligible Termination (No Change-in-Control)			Change-in-Control (Assuming No Alternative Award)		Change-in-Control Severance Eligible Termination

Name	Voluntary Resig- nation ($)	Accelerated Stock Options ($) (1)	Issuance of Shares (or Payment of Cash Equivalent) for Share Awards ($) (2)	Severance Pay ($) (3)	Out- placement ($) (4)	Pro-Rata Delivery of Shares (or Payment of Cash Equivalent) for Share Awards ($) (5)	Accelerated Stock Options ($) (1)	Issuance of Shares (or Payment of Cash Equivalent) for Share Awards ($) (2)	Severance Pay ($) (6)	Benefits Con-tinuation ($) (7)

Michel A. Khalaf	0	739,173	12,032,845	876,924	4,959	3,733,400	739,173	12,032,845	6,800,000	125,842
John D. McCallion	0	239,169	3,433,544	670,193	4,959	916,700	239,169	3,433,544	3,563,602	87,343
Steven J. Goulart	0	417,989	6,796,493	709,616	4,959	0	417,989	6,796,493	3,592,428	90,311
Bill Pappas	0	0	2,799,986	457,693	4,959	0	0	2,799,986	5,700,000	48,002
Ramy Tadros	0	149,063	4,230,611	461,539	4,959	2,019,100	149,063	4,230,611	3,291,570	84,864

1	Trigger Date unexercisable Options at Trigger Date Closing Price less exercise price.

2
Trigger Date Outstanding Share Awards at Trigger Date Closing Price. Trigger Date Outstanding Share Awards, consist of (a) Trigger Date Outstanding Performance Awards, the executive’s 2018-2020 and 2019-2021 Performance Shares and Performance Units, each of which was outstanding as of the Trigger Date, at 100% of Performance Shares granted (Target Performance); and (b) Trigger Date Outstanding Restricted Awards, the executive’s Restricted Stock Units or Restricted Units outstanding as of the Trigger Date.

3	Twenty-eight weeks of Trigger Date annual salary rate plus one week Trigger Date annual salary for every year of service, up to overall maximum of 52 weeks base salary.

4	Company’s cost for outplacement services.

5
For Active Named Executive Officers whose age and service did not meet the Rule of 65 as of the Trigger Date, Trigger Date Outstanding Performance Awards, prorated for the performance period through the Trigger Date, at Trigger Date Closing Price.

6
Two times the sum of Trigger Date annual salary rate and the average annual incentive awards for the three fiscal years prior to the change-in-control, subject to a “modified cap” for any U.S. Internal Revenue Code excise taxes. The Company would not have made the executive whole for any such taxes.

7	Three-year actuarial present value of continued benefits, using assumptions in MetLife’s GAAP financial statements.

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The table above does not include payments or benefits under arrangements available on the same basis generally to all salaried employees in the jurisdiction in which the executive is employed. Any of the executive’s pension benefits and nonqualified deferred compensation are described in the Pension Benefits and Nonqualified Deferred Compensation tables.
Voluntary Resignation
None of the Named Executive Officers has a preferential arrangement that calls for any severance pay in connection with a voluntary resignation from employment prior to a change-in-control. Nor in such a case would any additional preferential payments or benefits have been earned or accrued, or have vested or been delivered or paid out earlier than normal, in favor of any Named Executive Officer.
An Active Named Executive Officer who had resigned but was Retirement Eligible (for awards granted in 2014 or earlier) or met the Rule of 65 (for awards granted in 2015 or later) as of the Trigger Date would have continued to receive the benefit of the executive’s outstanding LTI. The Company would have delivered Shares for each of the executive’s Performance Shares, or paid cash for each of the executive’s Performance Units, after the conclusion of the performance period, and would have delivered Shares or paid cash for the executive’s Restricted Stock Units and Restricted Units after the conclusion of the restriction period, and all of the executive’s unexercised Stock Options would have continued to vest and remain exercisable for the remainder of their full ten-year term. These terms apply to all employees who meet age and service qualifications. Employees who retain their awards may forfeit them if they violate terms including non-disparagement, protection of Company property, interfering with MetLife business, soliciting MetLife employees to leave the Company, or, for executive officers of the Company, competing with MetLife. See Outstanding Equity Awards for details on the Performance Shares and Stock Options (and cash equivalents of each).
As of the Trigger Date, Mr. Goulart was the only Retirement Eligible Active Named Executive Officer, and only he met the Rule of 65.
An executive terminated for “cause” on the Trigger Date would not have continued to receive the benefit of existing LTI described in the previous paragraph. For this purpose, “cause” is defined as engaging in a serious infraction of Company policy, theft of Company property or services or other dishonest conduct, conduct otherwise injurious to the interests of the Company, or demonstrated unacceptable lateness or absenteeism.
Any other Active Named Executive Officer who had resigned on the Trigger Date would nevertheless have received any 2017-2019 Performance Shares or Performance Units previously granted to him, because these awards vested on December 31, 2019. The executive would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such an Active Named Executive Officer would have forfeited all other outstanding LTI.
Death
In the event that an Active Named Executive Officer had died on the Trigger Date, that executive’s LTI would have vested and Shares would have become immediately deliverable, or cash become immediately payable. The Company would have delivered Shares for the executive’s unvested Performance Shares, and paid cash for any of the executive’s Performance Units, using Target Performance, and would have delivered Shares or paid cash for the executive’s unvested Restricted Stock Units and paid cash for any Restricted Units. In each case, payment or delivery would have been made in a single lump sum. All of the executive’s Stock Options would have become immediately exercisable. These terms apply to all employees.
Severance-Eligible Termination
(No Change-in-Control)
None of the Active Named Executive Officers has an employment agreement or other arrangement that calls for any severance pay in connection with a termination of employment for cause. If one of these Active Named Executive Officers had been terminated for cause on the Trigger Date, the executive’s unvested Performance Shares, Performance Units, and Restricted Stock Units, and all of the executive’s Stock Options (and any cash-payable equivalents for each), would have been forfeited and the executive would have received no annual award for 2019 performance. For the definition of cause for this purpose, see above under “Voluntary Resignation.”
Had such an Active Named Executive Officer been terminated from employment on the Trigger Date due to job elimination without a change-in-control having occurred, the executive would have been eligible for severance pay under a severance program for all officer-level employees. The severance pay would have been equal to 28 weeks base salary plus one week for every year of service, up to 52 weeks base salary, paid in a single lump sum. In order to receive any severance pay, the executive would have had to enter into a separation agreement including a release of employment-related

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claims against the Company (a Separation Agreement). Each executive would also have been entitled to outplacement services. If such an Active Named Executive Officer’s termination had been due to performance, the amount of severance pay would have been one-half of what it would have been in the case of job elimination.
If an employee had been Bridge Eligible and involuntarily terminated with severance pay on the Trigger Date, that employee would have received the benefit of all outstanding LTI made in 2005 through 2014 on the same basis as those who were Retirement Eligible. In order to be Bridge Eligible, an employee must enter into a Separation Agreement. None of the Active Named Executive Officers had the requisite age and service to qualify for Bridge Eligibility as of the Trigger Date.
An Active Named Executive Officer whose employment was terminated with severance pay and who was not Retirement Eligible, had not met the Rule of 65, and was not Bridge Eligible as of the Trigger Date would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such an Active Named Executive Officer would have received Shares (or cash equivalent) for his 2017-2019 Performance Shares and Performance Units, because these awards vested at the end of the performance period on December 31, 2019. Such an Active Named Executive Officer would have been offered pro rata cash payments in consideration of any 2018-2020 and 2019-2021 Performance Shares and Performance Units, contingent on a Separation Agreement. The amount of payment for these Performance Shares and Performance Units would have been determined using the amount of time that had passed in the performance period through the date of the termination of employment, the number of Performance Shares or Performance Units granted, the lesser of the performance factor ultimately determined for that three-year performance period or target performance (100%), and the lesser of the closing price of Shares on the date of grant and the closing price of Shares on the date the Board determined the performance factor for that performance period. Such payments would not have been made until after the end of the applicable performance period.
Such an Active Named Executive Officer would also have been offered a pro rata cash payment for any outstanding Restricted Stock Units or Restricted Units that were to have vested in their entirety on the third or later anniversary of their grant date. Such a payment would have been based on the amount of time that had passed in the restriction period through the date of termination of employment.
Any pro rata cash payment would have been in a single lump sum.
The estimated cost of these Share-award-related pro rata payments for each Named Executive Officer is reflected in the table above, using the closing price of Shares on the date of grant and a hypothetical 100% performance factor.
Change-in-Control (Assuming No Alternative Award)
The Company’s definition of change-in-control is: any person acquires beneficial ownership of 25% or more of MetLife’s voting securities (for this purpose, persons include any group under Rule 13d-5(b) under the Exchange Act, not including MetLife, any affiliate of MetLife, any Company employee benefit plan, or the MetLife Policyholder Trust); a change in the majority of the membership of MetLife’s Board of Directors (other than any director nominated or elected by other directors) occurs within any 24-month period; or a completed transaction after which the previous shareholders of MetLife do not own the majority of the voting shares in the resulting company, or do not own the majority of the voting shares in each company that holds more than 25% of the assets of MetLife prior to the transaction.
Had a change-in-control occurred on the Trigger Date, the Company could have chosen to substitute an award with at least the same value and at least equivalent material terms that complies with Section 409A (an Alternative Award), rather than accelerate the vesting of, and deliver Shares or pay cash for, the existing LTI Otherwise, the Company would have delivered Shares for an Active Named Executive Officer’s unvested Performance Shares, or paid cash for the executive’s unvested Performance Units, using Target Performance and the change-in-control price of Shares, and would have delivered Shares or paid cash for the executive’s unvested Restricted Stock Units and Restricted Units using the change-in-control price of Shares. The Company would have made delivery or payment in a single lump sum within 30 days after the change-in-control, except that if the event did not qualify as a change-in-control as defined in Section 409A, then delivery or payment would have been made following the end of the three-year performance period originally applicable to the Performance Shares or Performance Units, or following the end of the restriction period applicable to the Restricted Stock Units or Restricted Units.

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In addition, if no Alternative Award had been made, each executive’s unvested Stock Options would have become immediately exercisable, and the Compensation Committee could have chosen to cancel each option in exchange for a single lump sum cash payment equal to the difference between the exercise price of the Stock Option and the change-in-control price.
Change-in-Control Severance-Eligible Termination
In addition to being eligible to receive the payments described above under “Change-in-Control,” each of the Active Named Executive Officers is eligible to participate in the Executive Severance Plan. Under this plan, had a change-in-control occurred on the Trigger Date, and had such an Active Named Executive Officer’s terms and conditions of employment during the three-year period beginning with the Trigger Date (Employment Period) not satisfied specified standards, the Named Executive Officer could have terminated employment and received severance pay and related benefits. These standards include:

•	base pay no lower than the level paid before the change-in-control;

•	annual bonus opportunities at least as high as other Company executives;

•	participation in all long-term incentive compensation programs for key executives at a level at least as high as for other executives of the Company of comparable rank;

•	aggregate annual bonus and long-term compensation awards at least equal to the aggregate value of such awards for any of the three years prior to the change-in-control;

•
a pro rata annual bonus for any fiscal year that extends beyond the end of the three-year period at least equal to the same pro rata portion of any of the three annual bonuses granted prior to the change-in-control;

•	participation in all Company pension, deferred compensation, savings, and other benefit plans at the same level as or better than those made available to other similarly-situated officers;

•	vacation, indemnification, fringe benefits, and reimbursement of expenses on the same basis as other similarly-situated officers; and

•	a work location at the same office as the executive had immediately prior to the change-in-control, or within 50 miles of that location.
In addition, if the Company had terminated an Active Named Executive Officer’s employment without cause during the Employment Period, the executive would have received severance pay and related benefits. For these purposes, cause is defined as the executive’s conviction or plea of nolo contendere to a felony, dishonesty or gross misconduct which results or is intended to result in material damage to the Company’s business or reputation, or repeated, material, willful and deliberate violations by the executive of the executive’s obligations.
Had an Active Named Executive Officer listed in the table above qualified for severance pay as of the Trigger Date, the amount would have been two times the sum of the executive’s annual salary rate plus the average of the executive’s annual incentive awards for the three fiscal years prior to the change-in-control. If the executive would have received a greater net after-tax benefit by reducing the amount of severance pay below the U.S. Internal Revenue Code’s change-in-control excise tax threshold, the severance pay would have been reduced to an amount low enough to avoid that excise tax. Any such severance would have been paid in a single lump sum.
The executive’s related benefits would have included up to three years continuation of existing medical, dental, and long-term disability plan benefits.
The estimated cost of these payments and benefits is reflected in the table above, using the Trigger Date Closing Price and the actuarial present value of continuation of benefits using the same assumptions or principles that are used by the Company for financial reporting purposes under GAAP.
If severance pay and related benefits had become due because the executive voluntarily terminated employment because the Company failed to provide the terms and conditions specified above during the Employment Period, payment would have been delayed for six months in order to comply with Section 409A.
Arrangements for Mr. Lippert
Mr. Lippert left MetLife effective April 30, 2019. The Company did not grant Mr. Lippert any bonus, cash incentive award, or LTI in respect of 2019 performance.
MetLife entered into a Separation Agreement and General Release with Mr. Lippert, effective June 16, 2019. Mr. Lippert released any claims against the Company and those associated with it and agreed not to disparage the Company and those associated with it. Mr. Lippert also agreed to assist and reasonably cooperate with the Company in connection with investigations, audits, examinations, inspections, or proceedings brought against or by the Company or any of its affiliates.

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Mr. Lippert's Agreement to Protect Corporate Property remains effective. For example, Mr. Lippert must refrain from solicitation of MetLife employees or interfering with MetLife business for 18 months following the end of his employment.
Under the terms of previously-disclosed award agreements, Mr. Lippert will retain most of his outstanding Company stock-based long-term incentives. However, Mr. Lippert may forfeit his awards if he provides services (as an officer, director, employee, consultant, independent contractor, agent, or otherwise) to certain of MetLife’s key competitors before those awards vest or (in the case of options) before he exercises them.
For his agreement to these terms, the Company agreed to pay Mr. Lippert $1,172,750, subject to applicable tax withholding.

Arrangements for Mr. Kandarian
Mr. Kandarian served as the Company’s Chairman of the Board, President and Chief Executive Officer through April 30, 2019 and retired. In light of his age and service, under terms identical to all LTI awardholders, Mr. Kandarian retained the unvested and (in the case of Stock Options) unexercised LTI that MetLife had granted him in 2019 and earlier.
From time to time during retirement, Mr. Kandarian has received administrative support from MetLife office staff. Mr. Kandarian has also used his MetLife-paid, nonrefundable membership in an executive organization toward post-CEO membership.

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Pay Ratio
MetLife has calculated a reasonable estimate of the ratio of the CEO’s compensation to that of a median employee, using methods consistent with SEC rules for that purpose.
The Company’s determination of the median employee:

•
included employees of its consolidated subsidiaries as of October 1, 2019 (the Measurement Date), determined by the jurisdiction’s general employment law criteria for who is an employee, excluding those identified below.

•
excluded 2,322 employees in the following jurisdictions: Malaysia (568), United Kingdom (374), Egypt (332), Ecuador (224), Nepal (139), Vietnam (126), Ukraine (102), Uruguay (100), Hungary (83), Jordan (75), Cyprus (71), Bulgaria (50), Oman (41), Qatar (17), Kuwait (11), Bahrain (7), Palestinian Authority (2). The total number of global employees, including these employees, was approximately 49,000 in over 40 markets.

•
used, as the Consistently Applied Compensation Measure for this purpose under SEC rules, the amount that employees were paid in salary, overtime pay, cash incentives, sign-on payments, recognition awards, tuition reimbursement, and employer allowances to cover a variety of personal expenses, each during the 12 months immediately preceding the Measurement Date.

•	annualized such compensation for full- or part-time employees employed for less than the full 12-month period;

•
focused on employees in the median range with broadly representative compensation features, including employees who: were beyond first year of service, earned satisfactory or better performance ratings, were considered for AVIP awards, had dependent medical coverage, and participated in broadly-available retirement plans.

The determination of the total compensation of the median employee for calendar year 2019 included salary and incentive compensation earned for 2019, employer contributions to defined contribution plans, change in pension value, estimated cost of group medical and dental benefits, and recognition awards. The median employee’s total compensation required no annualization.
The median employee’s 2019 total compensation was $77,359. MetLife has calculated the CEO’s estimated 2019 total compensation for this purpose at $14,709,539. This reflects the total column of the Summary Compensation Table for Mr. Khalaf increased for (1) base salary earnings annualized from the portion of the year he served as CEO; and (2) estimated costs of group medical and dental benefits, also annualized from the portion of the year he served as CEO. The resulting ratio of CEO to median employee 2019 total compensation was approximately 190:1.

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OTHER INFORMATION

Security Ownership of Directors and Executive Officers
The table on this page shows the number of MetLife equity securities beneficially owned by each of the Directors and Named Executive Officers of MetLife and all the Directors and Executive Officers as a group. Other than as disclosed in note (7) below, all information in the table and the notes thereto is as of the April 23, 2020 Record Date.
Securities beneficially owned included, to the extent applicable to a Director, Named Executive Officer, or Executive Officer:

•	securities held in each individual’s name;

•	securities held by a broker for the benefit of the individual;

•	securities which the individual could have acquired within the following 60 days (as described in notes (3) and (4) below); and

•	other securities for which the individual directly or indirectly had or shared voting power or investment power (including the power to direct the disposition of the securities).
As of the Record Date, none of the Directors or Executive Officers of the Company beneficially owned any of the Company’s Preferred Stock.

	Common Stock

Name	Amount and Nature of Beneficial Ownership (1) (2) (3) (4)	Percent of Class

Michel A. Khalaf	66,798	*
Steven J. Goulart	174,128	*
Cheryl W. Grisé	19,324	*
Carlos M. Gutierrez	28,882	*
Gerald L. Hassell	18,370	*
David L. Herzog	8,283	*
R. Glenn Hubbard, Ph.D.	63,369	*
Steven A. Kandarian (5)	203,521	*
Edward J. Kelly, III	3,828	*
William E. Kennard	24,149	*
James M. Kilts (6)	31,647	*
Catherine R. Kinney	49,557	*
Martin J. Lippert (5)	0	*
John D. McCallion	30,358	*
Diana L. McKenzie	5,987	*
Denise M. Morrison	19,041	*
Bill Pappas	0	*
Ramy Tadros	2,186	*
Mark A. Weinberger	3,131	*
Board of Directors of MetLife, but not in each Director’s individual capacity (7)	139,967,773	15.3%
All Directors and Executive Officers, as a group (8)	645,716	*

*	Number of Shares represents less than one percent of the number of Shares outstanding as of the Record Date.

1	Each Director and Named Executive Officer had sole voting and investment power over the Shares shown in this column opposite his or her name, except as indicated in notes (2), (3) and (4) below.

2
Includes, in the case of William E. Kennard 10 Shares held by the MetLife Policyholder Trust (the PH Trust) allocated to him in his individual capacity as a beneficiary of the PH Trust. Directors and Executive Officers, as a group, had been allocated 10 Shares as beneficiaries of the PH Trust in their individual capacities. The beneficiaries had sole investment power and shared voting power with respect to such Shares. Note (7) below describes additional beneficial ownership attributed to the Board of Directors as an entity, but not to any Director in an individual capacity, of Shares held by the PH Trust.

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3
Includes Shares that were subject to Stock Options which were granted under the MetLife, Inc. 2005 Stock and Incentive Plan and the 2015 Stock and Incentive Plan that were exercisable on or would become so within 60 days after the Record Date (the 60-day Period), and have an exercise price lower than the Record Date closing price. The number of such Stock Options held by each Named Executive Officer is shown in the following table:

Name	Number of Stock Options Exercisable Within 60 Days	Name	Number of Stock Options Exercisable Within 60 Days	Name	Number of Stock Options Exercisable Within 60 Days

Steven J. Goulart	40,704	Steven A. Kandarian	203,521	Michel A. Khalaf	35,616

All Executive Officers, as a group, held 81,833 Stock Options exercisable within the 60-day Period. Mr. Kandarian was not an Executive Officer as of the Record Date and, therefore, his Stock Options are not included in this amount. Mr. Lippert was not an Executive Officer as of the Record Date and had no Stock Options exercisable in the 60-day Period. None of the Directors, except for Mr. Khalaf, held any Stock Options. Mr. Kandarian was not a Director as of the Record Date.

4
Includes Shares deferred under the Company’s nonqualified deferred compensation program (Deferred Shares) that the Director or Active Named Executive Officer could have acquired within the 60-day Period, such as by ending employment or service as a Director, or by taking early distribution of the Shares (in some cases with a 10% reduction as provided under the applicable deferred compensation plan). The number of such Deferred Shares held by individual Directors is shown in the following table:

Name	Number of Deferred Shares That Can Be Acquired Within 60 Days	Name	Number of Deferred Shares That Can Be Acquired Within 60 Days	Name	Number of Deferred Shares That Can Be Acquired Within 60 Days

Cheryl W. Grisé	14,616	R. Glenn Hubbard, Ph.D.	55,591	James M. Kilts	10,384
Gerald L. Hassell	8,341	Edward J. Kelly, III	3,828	Catherine R. Kinney	32,048
David L. Herzog	1,031	William E. Kennard	24,139	Diana L. McKenzie	5,987

The table immediately above includes Deferred Shares acquirable within the 60-day Period regardless of any delivery delayed outside that period to comply with Section 409A. All Directors and Executive Officers, as a group, held 155,965 Deferred Shares that could be acquired within the 60-day Period. None of the Active Named Executive Officers held any Deferred Shares.

5
Mr. Kandarian retired as Chairman, President and Chief Executive Officer effective April 30, 2019. Mr. Lippert’s service as Executive Officer with the Company ended April 30, 2019. Information reported in this table and the notes hereto with respect to Mr. Kandarian and Mr. Lippert is limited to Stock Options exercisable in the 60-day Period, as described in note (3). Mr. Lippert had no Stock Options exercisable in the 60-day Period.

6	Includes 236 Shares held by a limited partnership in which Mr. Kilts and members of his family hold indirect interests.

7
This information is reported as of February 14, 2020. The Board of Directors as an entity, but not any Director in his or her individual capacity, is deemed to beneficially own the Shares held by the PH Trust because the Board directs the voting of those Shares on certain matters. This number of Shares deemed owned by the Board of Directors is reflected in Amendment No. 80 to Schedule 13D referred to under the heading Security Ownership of Certain Beneficial Owners.

8
Does not include Shares in the PH Trust the Board of Directors beneficially owned, as an entity, as described in note (7). Includes Shares in the PH Trust allocated to the Directors and Executive Officers in their individual capacities, as described in note (2). Includes 81,833 Shares that were subject to Stock Options exercisable, and 155,965 Deferred Shares that could have been acquired, in the 60-day Period, by all Directors and Executive Officers of the Company, as a group, as described in notes (3) and (4), respectively.

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Deferred Shares Not Beneficially Owned
Deferred Shares are vested but unpaid Shares of MetLife, Inc. common stock. Deferred Shares are not beneficially owned if the holder could not acquire the Shares within the 60-day Period. The number of such Deferred Shares held by Directors, if any, is shown in the following table. None of the Active Named Executive Officers held any Deferred Shares as of the Record Date.

Name	Deferred Shares Not Beneficially Owned

Cheryl W. Grisé	44,101
David L. Herzog	4,127
Edward J. Kelly, III	15,313
James M. Kilts	48,102
Catherine R. Kinney	1

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s Directors, certain officers of the Company, and beneficial owners of more than 10% of the Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company. The Form 4 filed for Esther Lee on February 28, 2019 inadvertently excluded that 323 Shares were withheld to satisfy tax withholding. Based solely upon a review of the filings furnished to the Company during 2019 or written representations that no Form 5 was required, the Company believes that all other filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act.

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Security Ownership of Certain Beneficial Owners
The following persons have reported to the SEC beneficial ownership of more than five percent of the Shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Beneficiaries of the MetLife Policyholder Trust (1) c/o Wilmington Trust Company, as Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890	139,967,773	15.3%
BlackRock, Inc. (2) 55 East 52nd Street New York, NY 10055	69,013,076	7.5%
The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	62,071,874	6.74%
Dodge & Cox (4) 555 California Street, 40th Floor San Francisco, CA 94104	46,452,543	5.1%

1
The Board of Directors of the Company has reported to the SEC that, as of February 14, 2020, it, as an entity, had shared voting power over 139,967,773 Shares held in the MetLife Policyholder Trust (the PH Trust). The Board’s report is in Amendment No. 80, filed on February 21, 2020, to the Board’s Schedule 13D. MetLife created the PH Trust when MLIC, a wholly-owned subsidiary of MetLife, converted from a mutual insurance company to a stock insurance company in April 2000. At that time, eligible MLIC policyholders received beneficial ownership of Shares, and MetLife transferred these Shares to the PH Trust, which is the record owner of the Shares. Wilmington Trust Company serves as trustee. The PH Trust beneficiaries have sole investment power over the Shares, and can direct the trustee to vote their Shares on matters identified in the PH Trust agreement. However, the PH Trust agreement directs the trustee to vote the Shares held in the PH Trust on some shareholder matters as recommended or directed by MetLife’s Board of Directors and, on that account, the Board, under SEC rules, shares voting power with the PH Trust beneficiaries and the SEC has considered the Board, as an entity, a beneficial owner under the rules.

2
This information is based solely on a Schedule 13G/A filed with the SEC on February 5, 2020 by BlackRock, Inc., which reported beneficial ownership as of December 31, 2019 of 69,013,076 Shares, constituting 7.5% of the Shares, with sole voting power with respect to 59,209,439 of the Shares, sole dispositive power with respect to 69,013,076 of the Shares, and shared voting and dispositive power with respect to 0 of the Shares.

3
This information is based solely on a Schedule 13G/A filed with the SEC on February 12, 2020 by The Vanguard Group, which reported beneficial ownership as of December 31, 2019 of 62,071,874 Shares, constituting 6.74% of the Shares, with sole voting power with respect to 1,156,491 of the Shares, sole dispositive power with respect to 60,743,697 of the Shares, shared voting power with respect to 227,909 of the Shares, and shared dispositive power with respect to 1,328,177 of the Shares.

4
This information is based solely on a Schedule 13G filed with the SEC on February 13, 2020 by Dodge & Cox, which reported beneficial ownership as of December 31, 2019 of 46,452,543 Shares, constituting 5.1% of the Shares, with sole voting power with respect to 44,066,163 of the Shares, sole dispositive power with respect to 46,452,543 of the Shares, and shared voting and dispositive power with respect to 0 of the Shares.

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Information About the Annual Meeting, Proxy Voting, and the Board of Directors
The Board is not aware of any matters to be presented for a vote at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the proxy card.
Accessing your proxy materials
MetLife is using “notice and access” procedures to distribute its proxy materials to its shareholders. MetLife is mailing a Notice of Internet Availability of Proxy Materials (Notice) to shareholders. Shareholders who received the Notice may access the proxy materials over the Internet or, on request, receive a paper copy of the materials by mail or an e-mail copy. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or e-mail copy. The Notice further provides instructions on how shareholders may elect to receive proxy materials in the future in printed form or by electronic mail.
Some of our shareholders, including shareholders who previously asked to receive paper copies of the proxy materials, will receive paper copies of the proxy materials.
Electronic delivery of the proxy statement and annual report to shareholders
If you are a shareholder of record, you may choose to receive future proxy statements and annual reports to shareholders electronically by consenting to electronic delivery online by accessing your account at: www.computershare.com/metlife. If you choose to receive your proxy materials electronically, your choice will remain in effect until you notify MetLife that you wish to discontinue electronic delivery of these documents. You may provide your notice to MetLife by accessing your account via the Internet at www.computershare.com/metlife.
If you hold your Shares in street name in a stock brokerage account or at a bank or other nominee, refer to the information provided by that entity for instructions on how to elect this option.
Attending the Annual Meeting
MetLife shareholders of record or their duly appointed proxies are entitled to attend the Annual Meeting. Each shareholder may appoint only one representative to attend the Annual Meeting on his, her or its behalf.

Holders of record. If you are a MetLife shareholder of record and wish to attend the meeting, you will be required to bring an admission ticket. If you received your proxy materials by mail, your admission ticket will be your Notice of Internet Availability, proxy card (shareholders of record only) or voting instruction form (beneficial owners only). If you received your proxy materials by email or are accessing the proxy materials over the Internet, you can print an admission ticket at www.proxyvote.com. We encourage shareholders to pre-register in advance of the Annual Meeting by visiting www.proxyvote.com. On the day of the meeting, please bring your admission ticket, together with government issued photo identification such as a driver’s license or passport, which you will be asked to present to gain entrance to the meeting at 200 Park Avenue, New York, New York.
Holders in street name. Beneficial owners whose Shares are held in street name in a stock brokerage account or by a bank or other nominee also are entitled to attend the meeting. However, because the Company may not have evidence that you are a beneficial owner, you will need to bring proof of your ownership, together with government issued photo identification such as a driver’s license or passport, to be admitted to the meeting. A recent statement or letter from the record owner (your bank, broker or other nominee) confirming your beneficial ownership, together with such photo identification, will be acceptable proof.
We are monitoring COVID-19 developments and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. If we determine necessary, we will announce alternative arrangements for the Annual Meeting, which may include a change in venue or holding the meeting solely by means of remote communication. We will announce any such change and the details on how to participate by press release, which will be available on our website at https://investor.metlife.com and filed with the SEC as additional proxy materials. Please check our website in advance of the meeting date if you are planning to attend in person. We retain the right, as always, to postpone or adjourn the meeting.
Shares outstanding and holders of record entitled to vote at the Annual Meeting
There were 909,106,570 Shares outstanding as of the April 23, 2020 Record Date. Each of those Shares is entitled to one vote on each matter to be voted on at the Annual Meeting.

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All holders of record of Shares at the close of business on the April 23, 2020 record date are entitled to vote at the Annual Meeting.
Your vote is important
Whether or not you plan to attend the Annual Meeting, please take the time to vote your Shares as soon as possible. You may vote your Shares on the Internet, by using a toll-free telephone number or by mailing your proxy card (see your Notice or proxy card for complete instructions, or refer to the instructions that follow).
Voting your Shares
Holders of record. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote by:

•	attending the Annual Meeting and voting in person;

•	voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 15, 2020; or

•	mailing your proxy card so that it is received by MetLife, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting.
Instructions about these ways to vote appear on your Notice or proxy card. If you vote on the Internet or by telephone, please have your Notice or proxy card available for reference when you vote.
For shareholders of record, votes submitted by mail, on the Internet or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you do not specify how your Shares are to be voted, the proxies will vote your Shares FOR Proposal 1 (election of each Director nominee), Proposal 2 (ratification of the appointment of Deloitte as the Company’s independent auditor for 2020) and Proposal 3 (advisory vote to approve compensation paid to the Company’s Named Executive Officers).
Holders in street name. If you are a beneficial owner whose Shares are held in street name and you wish to vote in person at the Annual Meeting, you must contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.
If you do not instruct your broker how to vote on Proposals 1 or 3, your Shares will not be voted (a Broker Non-Vote). See “Tabulation of abstentions and Broker Non-Votes” following for additional details. Contact your bank, broker or other nominee directly if you have questions.

Changing your vote or revoking your proxy after it is submitted
Holders of record. You may change your vote or revoke your proxy by:

•	subsequently voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 15, 2020;

•	signing another proxy card with a later date and returning it so that it is received by MetLife, at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting;

•
sending your notice of revocation so that it is received by MetLife, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting or sending your notice of revocation to MetLife via the Internet at www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 15, 2020; or

•	attending the Annual Meeting and voting in person.
Holders in street name. If you hold your shares in street name in a stock brokerage account or at a bank or other nominee, please contact the brokerage firm, bank or other nominee for instructions on how to change your vote.
Voting of Shares held in the MetLife Policyholder Trust
The beneficiaries of the MetLife Policyholder Trust may direct Wilmington Trust Company, as trustee, to vote their Shares held in the trust on certain matters that are identified in the trust agreement governing the trust, including approval of mergers and contested Directors’ elections. On all other matters, the trust agreement directs the trustee to vote the Shares held in the trust as recommended or directed by the Company’s Board of Directors. The beneficiaries of the trust may not direct the trustee to vote their shares on any matters to be presented at the Annual Meeting.
Vote required to elect Directors
Under the Company’s By-laws, in an uncontested election, such as the election of Directors at the Annual Meeting, the vote of a majority of the votes cast with respect to a Director’s election at a meeting at which a quorum is present will determine the election of the Director.

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Under Delaware law, a Director holds office until the Director’s successor is elected and qualified or until the Director’s earlier resignation or removal. The Company’s By-Laws provide that, following the certification of the shareholder vote in an uncontested election, such as the election of Directors at the Annual Meeting, any incumbent Director who is a nominee for election as Director who receives a greater number of votes “against” his or her election than votes “for” his or her election will promptly tender his or her resignation. The Governance and Corporate Responsibility Committee of the Board will promptly consider the offer to resign and recommend to the Board whether to accept or reject it. The Board of Directors will decide within 90 days following certification of the shareholder vote whether to accept or reject the resignation. The Board’s decision and, if applicable, the reasons for rejecting the resignation, will be disclosed in a Current Report on Form 8-K filed with the SEC.
Vote required to approve matters other than the election of Directors
The affirmative vote of the holders of a majority of the Shares voting will be sufficient to ratify the appointment of Deloitte as the Company’s independent auditor for 2020 (Proposal 2) and to approve the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3).
Tabulation of abstentions and Broker Non-Votes
If a shareholder abstains from voting as to the election of each Director nominee (Proposal 1), the ratification of the appointment of Deloitte as the Company’s independent auditor for 2020 (Proposal 2), or the approval of the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3), the shareholder’s Shares will not be counted as voting for or against that matter.
If you are a beneficial owner whose Shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your Shares in its discretion on routine matters. Proposal 2 is considered routine and may be voted upon by your broker if you do not submit voting instructions. However, brokers do not have the discretion to vote their clients’ Shares on non-routine matters, unless the broker receives voting instructions from the beneficial shareholder. Proposals 1 and 3 are considered non-routine matters. Consequently, if your Shares are held in street name, you must provide your broker with instructions on how to vote your Shares in order for your Shares to be voted on these proposals. If a broker does not cast a vote as to Proposal 1 or 3, the absence of a vote will have the same effect on those proposals as an abstention, and will not affect the outcome of the vote.
Quorum
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record of one-third or more of the Shares entitled to vote at the meeting are present in person or are represented by proxies. Abstentions and Broker Non-Votes will be counted to determine whether a quorum is present.

	Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

1.	Election of 12 Directors to one-year terms	Majority of Shares voted (1)	No effect	No effect
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2020	Majority of Shares voted	No effect	Not applicable
3.	Advisory vote to approve compensation paid to the Company’s Named Executive Officers	Majority of Shares voted	No effect	No effect

1	See “Vote required to elect Directors” above.

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Inspector of Election and confidential voting
The Board of Directors has appointed an agent of Broadridge Financial Solutions to be Inspector of Election at the Annual Meeting. The Company’s By-Laws provide for confidential voting.
Directors’ attendance at annual meetings of shareholders
Directors are expected to attend annual meetings of shareholders, and 11 out of 12 Directors serving at that time attended MetLife’s 2019 annual meeting of shareholders.
Cost of soliciting proxies for the Annual Meeting
The Company has retained Georgeson LLC to assist with the solicitation of proxies from the Company’s shareholders of record. For these services, the Company will pay Georgeson LLC a fee of approximately $12,500, plus expenses. The Company also will reimburse banks, brokers or other nominees for their costs of sending the Company’s proxy materials to beneficial owners. Directors, officers or other MetLife employees also may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication, but will not receive any additional compensation for such services.

Where to find the voting results of the Annual Meeting
The Company will announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.
Communications with the Company’s Directors
The Board of Directors provides procedures through which security holders may send written communications to individual Directors or the Board of Directors, and procedures through which interested parties may submit communications to the Non-Management Directors. In addition, the Audit Committee of the Board of Directors provides procedures through which interested parties may submit communications regarding accounting, internal accounting controls or auditing matters to the Audit Committee. Information about these procedures is available on MetLife’s website at www.metlife.com/about-us/corporate-governance by selecting “Corporate Conduct” and then the appropriate link under the “Corporate Conduct” section.

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Additional Information
Forward-Looking Statements
This Proxy Statement may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “likely,” “look forward,” “look toward,” “ongoing,” “plan,” “project,” “remain,” “shall,” “shortly,” “should,” “unlikely,” “will,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife’s 2019 Form 10-K, any Quarterly Reports on Form 10-Q or Current Report on Form 8-K filed by MetLife with the SEC after the date of the 2019 Form 10-K under the captions “Note Regarding Forward-Looking Statements” or “Risk Factors,” and other filings MetLife makes with the SEC. MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife makes on related subjects in reports to the SEC.

2021 Shareholder Annual Meeting Shareholder Proposals and Nominations Deadline
Rule 14a-8 under the Exchange Act establishes the eligibility requirements and the procedures that must be followed for a shareholder’s proposal to be included in a public company’s proxy materials. Under the Rule, proposals submitted for inclusion in MetLife’s 2021 proxy materials must be received by MetLife, Inc. at 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary, on or before the close of business on December 29, 2020. If the Company changes this deadline, it will disclose that fact and the new deadline in a Quarterly Report on Form 10-Q or a Current Report on Form 8-K. Proposals must comply with all the requirements of Rule 14a-8.
MetLife’s By-Laws permit a shareholder, or a group of up to 20 shareholders, owning Shares continuously for at least three years representing an aggregate of at least three percent of the voting power entitled to vote in the election of Directors, to nominate and include in MetLife’s proxy materials Director nominees constituting up to the greater of two nominees or 20% of MetLife’s Board, provided that the shareholders and the Director nominees satisfy the requirements in the By-Laws. Notice of Director nominees for inclusion in the proxy materials must be received by our Corporate Secretary at the address below no earlier than the close of business on January 17, 2021 and no later than the close of business on February 16, 2021.
A shareholder may present a matter for consideration at MetLife’s 2021 annual meeting of shareholders (including any shareholder proposal not submitted under Rule 14a-8 or any Director nomination) without requesting that the matter be included in the Company’s Proxy Statement. To do so, the shareholder must deliver to the MetLife Corporate Secretary no earlier than the close of business on January 17, 2021 and no later than the close of business on February 16, 2021 or such other date as may be announced by the Company in accordance with its By-Laws a notice containing the information required by the advance notice and other provisions of the Company’s By-Laws. Copies of the By-Laws may be obtained by written request to MetLife, Inc., 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary. The By-Laws also are available on MetLife’s website at www.metlife.com/about-us/corporate-governance by selecting the appropriate category under the heading “Related Links.”

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Legal Proceedings
Shareholders, seeking to sue derivatively on behalf of MetLife, commenced three separate actions against certain current and former members of the Board of Directors and/or certain current and former officers of MetLife, Inc., alleging that, among other things, they breached their fiduciary and other duties to the Company. In Kates v. Kandarian, et al. (E.D.N.Y., filed January 18, 2019) and Felt, et al. v. Grise, et al. (D. Del., filed April 29, 2019), plaintiffs allege that the defendants disseminated or approved public statements that failed to disclose that MetLife’s practices and procedures for estimating reserves for certain group annuity benefits were inadequate and that MetLife had inadequate internal control over financial reporting. In Lifschitz v. Kandarian, et al. (Del. Ch., filed June 19, 2019), plaintiff alleges that the Board of Directors knew or should have known that MetLife’s practices and procedures for estimating reserves for certain group annuity benefits were inadequate. In all three actions, plaintiffs allege that because of the defendants’ breaches of duty, MetLife has incurred damage to its reputation and has suffered other unspecified damages. The defendants intend to defend these actions vigorously.
Arrangements or Understandings Pursuant to Which A Company Director was Selected
In 2019, the Company agreed with Mark A. Weinberger that his appointment and service as a Director would create no obligations from the EY network or its associates (together, EY Network) to the Company. The Company also agreed it will make no claim against the EY Network relating to Mr. Weinberger's Director service.
Mr. Weinberger informed the Company that, through year-end 2019, he would resign from the Board if the EY Network determined that his Board service raised audit or independence issues and would recuse himself from investments-, Brighthouse Financial, Inc.-, and EY Network-related matters. Mr. Weinberger also reminded the Company that he could not use any EY Network information for the Company's benefit, due to confidentiality.

MetLife’s Annual Report on Form 10-K
MetLife, Inc. will provide to shareholders without charge, upon written request, a copy of MetLife, Inc.’s Annual Report on Form 10-K (including financial statements and financial statement schedules, but without exhibits) for the fiscal year ended December 31, 2019. MetLife, Inc. will furnish to requesting shareholders any exhibit to the 2019 Form 10-K upon the payment of reasonable expenses incurred by MetLife, Inc. in furnishing such exhibit. Requests should be directed to MetLife Investor Relations, MetLife, Inc., 200 Park Avenue, New York, New York 10166 or via the Internet by going to https://investor.metlife.com and selecting “Request for Information” under the “Shareholder Services” section. The 2019 Form 10-K may also be accessed at https://investor.metlife.com by selecting “SEC Filings” under the “Financials” section as well as at the website of the United States Securities and Exchange Commission at www.sec.gov.
Principal executive offices
The principal executive offices of MetLife are at 200 Park Avenue, New York, NY 10166.
Third Party Trademarks
Any third party trademarks used in this document are the intellectual property of their respective owners. Other than as set forth in this document, MetLife and its affiliates are not associated with such third parties.

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APPENDIX A — COMPENSATION DISCUSSION AND ANALYSIS SUPPLEMENTARY INFORMATION
Comparator Group and MetLife Revenues, Total Assets and Market Capitalization

Comparator Group Company	Revenues ($) (1) (3)	Total Assets ($) (1) (4)	Market Capitalization ($) (2) (4)

Aflac Inc.	22,307	152,768	38,447
Allstate Corp	44,675	119,950	35,872
American Express Company (6)	43,556	198,321	100,837
American International Group	49,746	525,064	44,657
AXA SA (5) (7)	116,256	876,848	68,143
Bank of America Corporation (6)	91,244	2,434,079	311,209
Citigroup Inc. (6)	74,286	1,951,158	168,897
Hartford Financial Services	20,740	70,817	21,851
HSBC Holdings plc (5) (6)	56,098	2,715,152	159,467
JPMorgan Chase & Co. (6)	115,627	2,687,379	429,913
Manulife Financial Corp. (5) (8)	61,253	622,868	39,549
Morgan Stanley (6)	41,419	895,429	81,484
Prudential Financial Inc.	64,807	896,552	37,387
Sun Life Financial Inc. (5) (8)	30,545	228,786	26,801
The Travelers Companies, Inc.	31,581	110,122	34,991
U.S. Bancorp (6)	22,986	495,426	90,960
Wells Fargo & Company (6)	85,063	1,927,555	222,432
MetLife	69,620	740,463	46,655

1	Source: 2019 Annual Reports on Forms 10-K, 20-F or 40-F as applicable, except source for AXA S.A.: Registration Document 2019 - Annual Financial Report.

2	Source: Bloomberg.

3	Amounts in millions for fiscal year ended December 31, 2019.

4	Amounts in millions as of December 31, 2019.

5
Amounts reported for “Revenues” and “Total Assets” under International Financial Reporting Standards. Amount reported for “Revenues” combines financial statement lines for Revenues and Net Investment Result for comparability to GAAP Revenues. All other companies’ information reported under GAAP.

6
For these companies with banking operations, revenues are shown net of the interest expense associated with deposits, short-term borrowings, trading account liabilities, long-term debt, etc. This is consistent with the presentation in each company’s financial statements.

7	Amounts converted from Euros at €1 = U.S.$1.1229, the exchange rate as of December 31, 2019.

8	Amounts converted from Canadian dollars at CAD$1 = U.S.$0.7698, the exchange rate as of December 31, 2019.

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AVIP Performance Funding Level and 2019 Calculation
The calculation has the following features:

•
Adjusted Earnings is adjusted to eliminate the impact (if any) of variable investment income on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more (Adjusted Earnings for AVIP).

•
For each one percent deviation in Adjusted Earnings for AVIP within three percent above or below Business Plan, the AVIP Performance Funding Level moves one percent up or down from 100%. For each one percent deviation outside of that three percent corridor, the Performance Funding Level moves 2.5% up or down from 100%, to a threshold funding level of 50% or maximum funding level of 150%.

•	If Adjusted Earnings for AVIP were less than 50% of the Business Plan Goal, the performance metrics call for AVIP Performance Funding Level at zero – generating no funds for AVIP awards.
The Company’s Adjusted Earnings for AVIP produced the AVIP Performance Funding Level and resulting amount available for all AVIP awards for 2019 shown below.

($ in millions)

Adjusted Earnings (1)	5,381
Add (Subtract) shortfall (excess) of variable investment income, to the extent more than 10% lower (higher) than the Business Plan target	(103)
Sum is Adjusted Earnings for AVIP	5,278
Business Plan Adjusted Earnings goal	5,104
Adjusted Earnings for AVIP as a percentage of Business Plan Adjusted Earnings goal	103.4%
AVIP Performance Funding Level (for Adjusted Earnings for AVIP of 103.4% of Business Plan goal)	105.8%
Total target-performance planning amount of all employees’ AVIP (the AVIP Planning Target)	451
Total amount available for all AVIP equals AVIP Performance Funding Level times AVIP Planning Target	477

1	The Compensation Committee modified 2019 Adjusted Earnings for certain items. See “Annual Incentive Awards” in How Did We Compensate Our CEO and Other Named Executive Officers?

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Performance Share and Performance Unit
Performance Factor

	Adjusted ROE Performance as a Percentage of Business Plan Goal (%)	Performance Factor (%)

Below Threshold	0-79	0
Threshold	80	25
Target	100	100
Maximum	120	175
Above Maximum	121+	175

	TSR Performance as a Percentile of Peers	Performance Factor (%)

Below Threshold	0-24th %tile	0
Threshold	25th %tile	25
Target	50th %tile	100
Maximum	87.5th %tile	175
Above Maximum	87.6th-99th %tile	175

The performance metrics call for a cap to the entire performance factor at 100% if the Company’s TSR for the performance period is zero or negative.

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Performance Share and Performance Unit TSR Peer Group

Company	2017-2019 Performance Period	2018-2020 Performance Period	2019-2021 Performance Period	2020-2022 Performance Period

Aegon N.V.	✓	✓
Aflac Incorporated	✓	✓	✓	✓
AIA Group Limited	✓	✓
Allianz SE	✓	✓	✓	✓
American International Group, Inc.	✓	✓	✓	✓
Assicurazioni Generali S.p.A.	✓	✓
Aviva PLC	✓	✓
AXA S.A.	✓	✓	✓	✓
Chubb Limited			✓	✓
Globe Life Inc.			✓	✓
Legal & General Group PLC	✓	✓	✓	✓
Lincoln National Corporation	✓	✓	✓	✓
Manulife Financial Corporation	✓	✓	✓	✓
Ping An Insurance (Group) Company of China, Ltd.	✓	✓
Principal Financial Group, Inc.	✓	✓	✓	✓
Prudential Financial, Inc.	✓	✓	✓	✓
Prudential plc	✓	✓	✓	✓
Sun Life Financial Inc.			✓	✓
The Allstate Corporation	✓	✓	✓	✓
The Dai-ichi Life Insurance Company, Limited	✓	✓	✓	✓
The Hartford Financial Services Group Inc.	✓	✓	✓	✓
The Travelers Companies, Inc.	✓	✓	✓	✓
Unum Group	✓	✓	✓	✓
Zurich Financial Services AG	✓	✓	✓	✓

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APPENDIX B – NON-GAAP AND OTHER FINANCIAL DISCLOSURES

Any references in this Proxy Statement (except in this section and the tables that accompany this section) to:		should be read as, respectively:

(i)	net income (loss);	(i)	net income (loss) available to MetLife, Inc.’s common shareholders;

(ii)	net income (loss) per share;	(ii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(iii)	adjusted earnings;	(iii)	adjusted earnings available to common shareholders;

(iv)	adjusted earnings per share;	(iv)	adjusted earnings available to common shareholders per diluted common share;

(v)	book value per share;	(v)	book value per common share;

(vi)	book value per share, excluding accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA);	(vi)	book value per common share, excluding AOCI other than FCTA;

(vii)	premiums, fees and other revenues;	(vii)	premiums, fees and other revenues (adjusted);

(viii)	return on equity;	(viii)	return on MetLife, Inc.’s common stockholders’ equity;

(ix)	return on equity, excluding AOCI other than FCTA; and	(ix)	return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA; and

(x)	adjusted return on equity, excluding AOCI other than FCTA.	(x)	adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA.

In this Proxy Statement, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business.
The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

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Non-GAAP financial measures:		Comparable GAAP financial measures:

(i)	adjusted premiums, fees and other revenues;	(i)	premiums, fees and other revenues;

(ii)	adjusted premiums, fees and other revenues, excluding pension risk transfer (PRT);	(ii)	premiums, fees and other revenues;

(iii)	capitalization of deferred policy acquisition costs (DAC), as reported on an adjusted basis;	(iii)	capitalization of DAC;

(iv)	adjusted earnings available to common shareholders;	(iv)	net income (loss) available to MetLife, Inc.’s common shareholders;

(v)	adjusted earnings available to common shareholders, excluding total notable items;	(v)	net income (loss) available to MetLife, Inc.’s common shareholders;

(vi)	adjusted earnings available to common shareholders per diluted common share;	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(vii)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(viii)	adjusted return on equity;	(viii)	return on equity;

(ix)	adjusted return on equity, excluding AOCI other than FCTA;	(ix)	return on equity;

(x)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA);	(xi)	return on equity;

(xi)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA;	(xi)	total MetLife, Inc.’s stockholders’ equity;

(xii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA);	(xii)	total MetLife, Inc.’s stockholders’ equity;

(xiii)	book value per common share, excluding AOCI other than FCTA;	(xiii)	book value per common share;

(xiv)	free cash flow of all holding companies;	(xiv)	MetLife, Inc. (parent company only) net cash provided by (used in) operating activities;

(xv)	other expenses, as reported on an adjusted basis;	(xv)	other expenses;

(xvi)	other expenses, net of capitalization of DAC, as reported on an adjusted basis;	(xvi)	other expenses, net of capitalization of DAC;

(xvii)	other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis;	(xvii)	other expenses, net of capitalization of DAC;

(xviii)	adjusted expense ratio;	(xviii)	expense ratio;

(xix)	adjusted expense ratio, excluding total notable items related to other expenses and PRT;	(xix)	expense ratio;

(xx)	direct expenses;	(xx)	other expenses;

(xxi)	direct expenses, excluding total notable items related to direct expenses;	(xxi)	other expenses;

(xxii)	direct expense ratio; and	(xxii)	expense ratio; and

(xxiii)	direct expense ratio, excluding total notable items related to direct expenses and PRT.	(xxiii)	expense ratio.

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Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this section. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.
MetLife’s definitions of non-GAAP and other financial measures discussed in this Proxy Statement may differ from those used by other companies:
Adjusted earnings and related measures

•	adjusted earnings available to common shareholders;

•	adjusted earnings available to common shareholders, excluding total notable items;

•	adjusted earnings available to common shareholders per diluted common share; and

•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share.
These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife’s performance relative to its Business Plan and facilitate comparisons to industry results.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.
Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting MetLife’s Japan operations to calendar-year end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.
The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees);

•
Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership

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interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees).
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

•
Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to NIGL and NDGL, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities;

•	Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•
Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (Regulatory implementation costs), and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
Return on equity and related measures

•
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•
Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.

•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.

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•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items divided by MetLife, Inc.’s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, MetLife does not plan to sell most investments for the sole purpose of realizing gains or losses. Also refer to the utilization of adjusted earnings and components of, or other financial measures based on adjusted earnings mentioned above.
Expense ratio, direct expense ratio, adjusted expense ratio and related measures:

•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
• Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues.
• Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
• Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues.
• Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
Statistical sales information:
• U.S.:

•	Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products.

•
Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance.

•	Property & Casualty: calculated based on first year direct written premium, net of cancellation and endorsement activity.
• Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).
Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
The following additional information is relevant to an understanding of MetLife’s performance results:

•
Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates.

•
Asymmetrical and non-economic accounting refers to: (i) the portion of net derivative gains (losses) on embedded derivatives attributable to the inclusion of MetLife’s credit spreads in the liability valuations, (ii) hedging activity that generates net derivative gains (losses) and creates fluctuations in net income because hedge accounting cannot be achieved and the item being hedged does not a have an offsetting gain or loss recognized in earnings, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, and (iv) impact of changes in foreign currency exchange rates on the re-measurement of

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foreign denominated unhedged funding agreements and financing transactions to the U.S. dollar and the re- measurement of certain liabilities from non-functional currencies to functional currencies. MetLife believes that excluding the impact of asymmetrical and non-economic accounting from total GAAP results enhances investor understanding of MetLife’s performance by disclosing how these accounting practices affect reported GAAP results.

•
MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders.

•
Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

•
Third Party Assets Under Management (TP AUM) is comprised of non-proprietary assets managed by MetLife on behalf of unaffiliated/third party clients, which are stated at estimated fair value. Such non-proprietary assets are owned by unaffiliated/third party clients and, accordingly, are not included in MetLife, Inc.’s consolidated financial statements.

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	2018		2019
	(In millions, except per share data)
		Earnings Per Weighted Average Common Shares Diluted(1)		Earnings Per Weighted Average Common Shares Diluted(1)
Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$4,982	$4.91	$5,721	$6.06
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(298)	(0.29)	444	0.47
Less: Net derivative gains (losses)	851	0.84	628	0.66
Less: Other adjustments to continuing operations	(941)	(0.95)	(881)	(0.93)
Less: Provision for income tax (expense) benefit	(86)	(0.08)	(227)	(0.24)
Add: Net income (loss) attributable to noncontrolling interests	5	—	10	0.01
Adjusted earnings available to common shareholders	$5,461	$5.39	$5,767	$6.11
Less: Total notable items	(103)	(0.10)	47	0.05
Adjusted earnings available to common shareholders, excluding total notable items	$5,564	$5.49	$5,720	$6.06

Weighted average common shares outstanding—diluted		1,013.9		944.4

Corporate & Other
Adjusted earnings available to common shareholders			$(401)
Less: Total notable items			207
Adjusted earnings available to common shareholders, excluding total notable items			$(608)

Adjusted earnings available to common shareholders, excluding Corporate & Other and total notable items			$6,328

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	2016		2017
	(In millions)
		Earnings Per Weighted Average Common Shares Diluted (1)		Earnings Per Weighted Average Common Shares Diluted (1)
Total Company - Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$747	$0.67	$3,907	$3.62
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	317	0.29	(308)	(0.29)
Less: Net derivative gains (losses)	(690)	(0.64)	(590)	(0.55)
Less: Other adjustments to continuing operations	(481)	(0.43)	(1,622)	(1.51)
Less: Provision for income tax (expense) benefit	306	0.27	3,188	2.96
Less: Income (loss) from discontinued operations, net of income tax	(2,734)	(2.46)	(986)	(0.91)
Add: Net income (loss) attributable to noncontrolling interests	4	—	10	0.01
Adjusted earnings available to common shareholders	$4,033	$3.64	$4,235	$3.93
Less: Total notable items	(709)	(0.64)	(622)	(0.58)
Adjusted earnings available to common shareholders, excluding total notable items	$4,742	$4.28	$4,857	$4.50

Weighted average common shares outstanding — diluted (in millions)		1,108.5		1,078.5

(In millions)	2019
	U.S.	Asia	Latin America	EMEA	MetLife Holdings
Adjusted earnings available to common shareholders	$2,838	$1,405	$609	$282	$1,034
Less: Total notable items	—	(19)	10	(13)	(138)
Adjusted earnings available to common shareholders, excluding total notable items	$2,838	$1,424	$599	295	$1,172

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	2015	2016	2017	2018	2019
	(In millions, except ratio data)
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis
Capitalization of DAC	$(3,319)	$(3,152)	$(3,002)	$(3,254)	$(3,358)
Less: Divested businesses and lag elimination (2)	120	(1)	34	(1)	(20)
Capitalization of DAC, as reported on an adjusted basis	$(3,439)	$(3,151)	$(3,036)	$(3,253)	$(3,338)

Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis
Other expenses	$14,105	$13,295	$12,953	$12,927	$13,229
Less: Noncontrolling interest	(13)	(6)	(12)	(10)	(15)
Less: Regulatory implementation costs	2	1	—	11	18
Less: Acquisitions, integration and other costs	28	64	65	24	44
Less: TSA fees	—	—	—	305	246
Less: Divested businesses and lag elimination (2)	265	296	491	68	158
Other expenses, as reported on an adjusted basis	$13,823	$12,940	$12,409	$12,529	$12,778

Other Detail and Ratios
Other expenses	$14,105	$13,295	$12,953	$12,927	$13,229
Capitalization of DAC	(3,319)	(3,152)	(3,002)	(3,254)	(3,358)
Other expenses, net of capitalization of DAC	$10,786	$10,143	$9,951	$9,673	$9,871

Premiums, fees and other revenues	$43,900	$44,370	$45,843	$51,222	$49,680

Expense ratio	24.6%	22.9%	21.7%	18.9%	19.9%

Direct expenses	$6,444	$5,754	$6,006	$5,874	$5,977
Less: Total notable items related to direct expenses	362	79	296	214	338
Direct expenses, excluding total notable items related to direct expenses	$6,082	$5,675	$5,710	$5,660	$5,639

Other expenses, as reported on an adjusted basis	$13,823	$12,940	$12,409	$12,529	$12,778
Capitalization of DAC, as reported on an adjusted basis	(3,439)	(3,151)	(3,036)	(3,253)	(3,338)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$10,384	$9,789	$9,373	$9,276	$9,440
Less: Total notable items related to other expenses, as reported on an adjusted basis	362	507	377	214	338
Other expenses, net of capitalization of DAC excluding total notable items related to other expenses, as reported on an adjusted basis	$10,022	$9,282	$8,996	$9,062	$9,102

Adjusted premiums, fees and other revenues	$44,329	$44,479	$46,200	$50,778	$49,144
Less: PRT	1,740	1,761	3,305	6,894	4,346
Adjusted premiums, fees and other revenues, excluding PRT	$42,589	$42,718	$42,895	$43,884	$44,798

Direct expense ratio	14.5%	12.9%	13.0%	11.6%	12.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	14.3%	13.3%	13.3%	12.9%	12.6%
Adjusted expense ratio	23.4%	22.0%	20.3%	18.3%	19.2%
Adjusted expense ratio, excluding total notable items related to direct expenses and PRT	23.5%	21.7%	21.0%	20.6%	20.3%

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	2016	2017	2018	2019

Return on Equity
Return on MetLife, Inc.’s:
Common stockholders’ equity	1.0%	6.3%	9.6%	9.8%
Common stockholders’ equity, excluding AOCI other than FCTA	1.3%	7.7%	11.5%	13.0%
Adjusted return on MetLife, Inc.’s:
Common stockholders’ equity	5.6%	6.8%	10.6%	9.8%
Common stockholders’ equity, excluding AOCI other than FCTA	7.0%	8.4%	12.6%	13.1%
Common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	8.2%	9.6%	12.8%	13.0%
Book Value(3)
Book value per common share			$51.53	$68.62
Less: Net unrealized investment gains (losses), net of income tax			9.03	21.84
Less: Defined benefit plans adjustment, net of income tax			(2.12)	(2.19)
Book value per common share, excluding AOCI other than FCTA			$44.62	$48.97
Common shares outstanding, end of period (In millions)			958.6	915.3

	2016	2017	2018	2019
	(In millions)
MetLife, Inc.’s Common Stockholders’ Equity
Total MetLife, Inc.’s stockholders’ equity	$67,531	$58,676	$52,741	$66,144
Less: Preferred stock	2,066	2,066	3,340	3,340
MetLife, Inc.’s common stockholders’ equity	65,465	56,610	49,401	62,804
Less: Net unrealized investment gains (losses), net of income tax	12,650	13,662	8,655	19,981
Less: Defined benefit plans adjustment, net of income tax	(1,972)	(1,845)	(2,028)	(2,002)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	$54,787	$44,793	$42,774	$44,825
Less: Accumulated total notable items	(709)	(622)	(103)	$47
Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	$55,496	$45,415	$42,877	$44,778

Average common stockholders’ equity	$71,959	$62,154	$51,668	$58,575
Average common stockholders’ equity, excluding AOCI other than FCTA	$57,609	$50,491	$43,427	$43,929
Average common stockholders’ equity, excluding total notable items (excluding AOCI other than FCTA)	$57,985	$50,651	$43,487	$44,030

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	2015	2016	2017	2018	2019
	(In millions)
Total Company—Premiums, Fees and Other Revenues
Premiums, fees and other revenues	$43,900	$44,370	$45,843	$51,222	$49,680
Less: Unearned revenue adjustments	7	30	12	(7)	97
Less: GMIB fees	97	124	125	120	108
Less: Settlement of foreign currency earnings hedges	(37)	4	22	19	9
Less: TSA fees	—	—	—	305	246
Less: Divested businesses and lag elimination (2)	(496)	(267)	(516)	7	76
Adjusted premiums, fees and other revenues	$44,329	$44,479	$46,200	$50,778	$49,144

	2017	2018	2019
	(In billions, except ratios)
Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies
MetLife, Inc. (parent company only) net cash provided by operating activities	$6.5	$5.5	$4.2
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	—	—	0.5
Add: Adjustments from net cash provided by operating activities to free cash flow (4)	(0.3)	(1.1)	(0.3)
MetLife, Inc. (parent company only) free cash flow	6.2	4.4	4.4
Other MetLife, Inc. holding companies free cash flow (5)	(0.5)	(1.0)	0.5
Free cash flow of all holding companies (6)	$5.7	$3.4	$4.9
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$6.5	$5.5	$4.2
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders (6)	$3.9	$5.0	$5.7
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders (6),(7)	165%	110%	73%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies (8)	$5.7	$3.4	$4.9
Consolidated adjusted earnings available to common shareholders (8)	$4.2	$5.5	$5.8
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders (8)	134%	62%	86%

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	2012	2013
	(In billions, except ratios)
Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies (9)
MetLife, Inc. (parent company only) net cash provided by operating activities	$2.6	$1.9
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	—	—
Add: Adjustments from net cash provided by operating activities to free cash flow (4)	(1.5)	0.2
MetLife, Inc. (parent company only) free cash flow	1.1	2.1
Other MetLife, Inc. holding companies free cash flow (5)	0.4	0.1
Free cash flow of all holding companies	$1.5	$2.2
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$2.6	$1.9
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders	$1.2	$3.2
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders	218%	57%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies	$1.5	$2.2
Consolidated adjusted earnings available to common shareholders	$5.6	$6.3
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders	26%	36%

1
Adjusted earnings available to common shareholders is calculated on a standalone basis and may not equal the sum of (i) adjusted earnings available to common shareholders, excluding total notable items and (ii) total notable items.

2
For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

3	Book values exclude $3,340 million of equity related to preferred stock at both December 31, 2019 and 2018.

4
Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; and (iv) investment portfolio and derivatives changes and other, net.

5
Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions from MetLife, Inc.;(iii) capital contributions to subsidiaries; (iv) repayments on and (issuances of) loans to subsidiaries, net; (v) other expenses; (vi) dividends and returns of capital to MetLife, Inc. and (vii) investment portfolio changes and other, net.

6
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders for 2018 includes costs related to the separation of Brighthouse Financial, Inc. (Brighthouse) and its subsidiaries (Separation) of $0.08 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 109%. Consolidated net income (loss) available to MetLife, Inc.’s common shareholders for 2017 includes Separation-related costs of $0.3 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 153%.

7
Including the free cash flow of other MetLife, Inc. holding companies of $ 0.5 billion, ($1.0) billion and ($0.5) billion for the years ended December 31, 2019, 2018 and 2017, respectively, in the numerator of the ratio, this ratio, as adjusted, would be 83%, 90% and 153%, respectively. Including the free cash flow of other MetLife, Inc. holding companies in the numerator of the ratio and excluding the Separation-related costs from the denominator of the ratio, this ratio, as adjusted, would be 88% and 141% for the years ended December 31, 2018 and 2017, respectively.

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8
i) In 2019, consolidated adjusted earnings available to common shareholders was positively impacted by notable items, primarily related to tax related adjustments of $0.5 billion, net of income tax, partially offset by expense initiative costs of $0.3 billion, net of income tax. Excluding such notable items impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2019, would be 87%.

ii) In 2018, $0.3 billion of Separation-related items (comprised of certain Separation-related inflows primarily related to reinsurance benefit from Brighthouse) were included in free cash flow, which increased MetLife, Inc. holding companies’ liquid assets, as well as MetLife, Inc.’s free cash flow ratio. Excluding these Separation-related items, adjusted free cash flow would be $3.1 billion for the year ended December 31, 2018. Consolidated adjusted earnings available to common shareholders for 2018 was negatively impacted by notable items, primarily related to expense initiative costs of $0.3 billion, net of income tax, partially offset by tax adjustments of $0.2 billion, net of income tax. Excluding the Separation-related items, which increased free cash flow, from the numerator of the ratio and excluding such notable items negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2018 would be 56%.
iii) In 2017, $2.1 billion of Separation-related items (comprised of certain Separation-related inflows primarily related to dividends from Brighthouse, net of outflows) were included in free cash flow, which increased MetLife, Inc. holding companies’ liquid assets, as well as MetLife, Inc.'s free cash flow ratio. Excluding these Separation-related items, adjusted free cash flow would be $3.6 billion for the year ended December 31, 2017. Consolidated adjusted earnings available to common shareholders for 2017 was negatively impacted by notable items, primarily related to tax adjustments, of $0.6 billion, net of income tax. Excluding the Separation-related items, which increased free cash flow, from the numerator of the ratio and excluding such notable items negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2017 would be 75%.

9	As published, has not been modified for restatements, acquisitions or dispositions, discontinued operations or new accounting standards operations.

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MetLife

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METLIFE, INC.
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METLIFE, INC.

The following items are more fully described in the Proxy Statement. The Board of Directors has proposed and recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Cheryl W. Grisé	☐	☐	☐
1b. Carlos M. Gutierrez	☐	☐	☐
1c. Gerald L. Hassell	☐	☐	☐
1d. David L. Herzog	☐	☐	☐
1e. R. Glenn Hubbard, Ph.D.	☐	☐	☐
1f. Edward J. Kelly, III	☐	☐	☐
1g. William E. Kennard	☐	☐	☐
1h. Michel A. Khalaf	☐	☐	☐
1i. Catherine R. Kinney	☐	☐	☐
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Proxy solicited on behalf of the MetLife, Inc. Board of Directors for the 2020 Annual Meeting of Shareholders, June 16, 2020

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Kristin H. Smith and Jeannette N. Pina, or either of them, each with full power of substitution, as proxies to vote all shares of MetLife, Inc. Common Stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2020 Annual Meeting and at any adjournments or postponements thereof. The proxies are authorized to vote and will vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this Proxy Card. **If this Proxy Card is signed and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of Directors of MetLife, Inc.** If this Proxy Card is signed and returned, the proxies appointed thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the 2020 Annual Meeting and at any adjournments or postponements thereof.

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